UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06110

Name of Fund:	Western Asset Funds, Inc.
Address of Principal Executive Offices:
385 East Colorado Boulevard
Pasadena, CA 91101

Name and address of agent for service:	Richard M. Wachterman, Esq.
Legg Mason Wood Walker, Incorporated
100 Light Street
Baltimore, MD 21202.

Registrant’s telephone number, including area code:	(410) 539-0000

Date of fiscal year end:	March 31, 2006

Date of reporting period:	March 31, 2006

Item 1 – Report to Shareholders

Western Asset Funds, Inc.

Western Asset Limited Duration Bond Portfolio

Western Asset Intermediate Bond Portfolio

Western Asset Intermediate Plus Bond Portfolio

Western Asset Core Bond Portfolio

Western Asset Core Plus Bond Portfolio

Western Asset Inflation Indexed Plus Bond Portfolio

Western Asset High Yield Portfolio

Western Asset Non-U.S. Opportunity Bond Portfolio

Annual Report to Shareholders

March 31, 2006

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Limited Duration Bond Portfolio

The average annual total returns for the Western Asset Limited Duration Bond Portfolio for the period from its inception to March 31, 2006, are presented below, along with the total returns of its benchmark:

	Average Annual Total Returns Periods Ended March 31, 2006
	First Quarter 2006	One Year	Since InceptionA
Western Asset Limited Duration Bond Portfolio
Institutional Class	0.84%	3.01%	2.15%
Merrill Lynch 1-3 Year Treasury IndexB	0.38%	2.32%	1.25%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

Short-term interest rates rose significantly over the past 12 months, led by a 200 bpsC increase in the federal funds rate target. Long-term interest rates rose only moderately, resulting in a substantial flattening of the yield curve. Contrary to expectations that they would hike rates to only 4%, the Federal Reserve increased its target funds rate by 25 bps at every Federal Open Market Committee (“FOMC”) meeting, reaching 4.75% in March. Tighter-than-expected monetary policy pushed real yields up by more than nominal yields, reflecting reduced inflation expectations. The dollar also benefited from higher rates, rising some 7% against a basket of currencies. Mortgage-backed spreads began the period fairly tight, only to widen in the latter half of the period as concerns over extension risk mounted. Investment-grade credit spreads drifted wider, driven largely by fallout from the unexpected downgrade of Ford and GM debt. Thanks to a robust global economy, easy money, and strong gains in commodity prices, emerging market spreads tightened dramatically over the course of the period, leaving yields at record-low levels. High-yield spreads soared in the wake of the GM and Ford downgrades, but recovered dramatically to finish the period unchanged to somewhat tighter. Despite a substantial reduction of monetary policy accommodation during the period, gold rose over 35%, to $584 per ounce, returning to levels not seen since the inflation panic of 1980. Energy and industrial commodity prices also rose, registering substantial gains against all major currencies. Equity markets moved steadily higher over the course of the period.

The impact of market conditions on the Portfolio’s performance was negative for the 12-month period ended March 31, 2006, since short-term interest rates rose. With strategies producing generally positive results, the Portfolio’s total return of 3.01% (net of expenses) exceeded that of its benchmark, the Merrill Lynch 1-3 year Treasury Index, which recorded a total return of 2.32%. Duration management detracted from performance as yields, lead by the front-end, rose higher than we expected. The mortgage-backed sector contributed to performance as a higher carry and narrowing spreads late in the period generated excess returns beyond Treasuries. Exposure to BBB corporate securities was increased following the spread widening in the beginning of the period and this benefited the portfolio. A modest exposure to Treasury Inflation-Protected Securities was slightly negative as real yields rose faster than nominal yields.

Western Asset Management Company

A	The Fund’s Institutional Class inception date is October 1, 2003. Index returns are for periods beginning September 30, 2003.
B	A subset of the Merrill Lynch Treasury Master Index, consisting of bonds with an outstanding par that is greater than or equal to $25 million and fixed rate coupons greater than 4.25%. The maturity range on these securities is from 1 to 3 years. The index does not incur fees and expenses and cannot be purchased directly by investors.
C	100 basis points = 1%.

Annual Report to Shareholders

Expense Example

Western Asset Limited Duration Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2005, and held through March 31, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/05	Ending Account Value 3/31/06	Expenses PaidA During the Period 10/1/05 to 3/31/06
Institutional Class:
Actual	$1,000.00	$1,012.90	$2.01
Hypothetical (5% return before expenses)	1,000.00	1,022.94	2.02

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 0.40% multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182), and divided by 365.

Annual Report to Shareholders

Performance Information

Western Asset Limited Duration Bond Portfolio

The graph compares the Fund’s total returns against that of an appropriate broad-based securities market index. The line illustrates the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in the Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit and inflation risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	Index returns are for periods beginning September 30, 2003.

Annual Report to Shareholders

Performance Information—Continued

Portfolio Composition (as of March 31, 2006)

Standard & Poor’s Debt RatingsB

(as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

B	Source: Standard & Poor's.
The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

Annual Report to Shareholders

Portfolio of Investments

Western Asset Limited Duration Bond Portfolio

March 31, 2006

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Long-Term Securities	98.5%

Corporate Bonds and Notes	25.4%

Auto Parts and Equipment	0.1%
Johnson Controls, Inc.		4.830%	1/17/08	$70	$70	A

Banking and Finance	7.3%
Caterpillar Financial Services		3.450%	1/15/09	100	95
Countrywide Financial Corporation		5.170%	3/24/09	280	280	A
Ford Motor Credit Company		5.795%	9/28/07	450	432	A
Ford Motor Credit Company		6.625%	6/16/08	1,510	1,429
General Motors Acceptance Corporation		5.550%	7/16/07	100	97	A
General Motors Acceptance Corporation		6.090%	9/23/08	1,340	1,265	A
HSBC Finance Corporation		4.970%	5/10/10	310	311	A
Residential Capital Corporation		6.335%	6/29/07	600	604	A
Residential Capital Corporation		6.070%	11/21/08	300	304	A
SLM Corporation		4.763%	7/27/09	250	250	A
Wachovia Capital Trust III		5.800%	3/15/42	330	324	B

					5,391

Cable	0.6%
Comcast Cable Communications, Inc.		8.375%	5/1/07	230	237
Comcast Cable Communications, Inc.		6.875%	6/15/09	200	207

					444

Casino Resorts	0.4%
Caesars Entertainment, Inc.		7.500%	9/1/09	130	137
Harrah’s Operating Company, Inc.		5.315%	2/8/08	120	120	A,C
Harrah’s Operating Company, Inc.		7.500%	1/15/09	40	42

					299

Chemicals	0.3%
The Dow Chemical Company		5.970%	1/15/09	200	203

Computer Services and Systems	0.4%
Electronic Data Systems Corporation		7.125%	10/15/09	290	305

Diversified Financial Services	2.8%
Citigroup Inc.		5.000%	9/15/14	200	192
Capital One Financial Corporation		4.738%	5/17/07	90	89
CIT Group Incorporated		4.810%	1/30/09	300	300	A
General Electric Capital Corporation		5.010%	6/15/09	100	100	A
iStar Financial Inc.		5.220%	3/3/08	260	261	A

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Diversified Financial Services—Continued
iStar Financial Inc.		5.650%	9/15/11	$640	$631
ZFS Finance (USA) Trust III		6.060%	12/15/65	500	503	A,C

					2,076

Electric	1.5%
Appalachian Power Company		3.600%	5/15/08	300	289
Commonwealth Edison Company		3.700%	2/1/08	180	175
Dominion Resources, Inc.		4.125%	2/15/08	100	97
FirstEnergy Corp.		6.450%	11/15/11	430	445
Niagara Mohawk Power Corporation		7.750%	10/1/08	100	105

					1,111

Energy	1.3%
CenterPoint Energy, Inc.		5.875%	6/1/08	150	151
Duke Energy Corporation		3.750%	3/5/08	200	194
Pacific Gas and Electric Co.		3.600%	3/1/09	190	181
Progress Energy, Inc.		5.850%	10/30/08	200	201
Sempra Energy		5.240%	5/21/08	90	90	A
TXU Corp.		4.800%	11/15/09	180	173

					990

Environmental Services	0.6%
Waste Management, Inc.		6.500%	11/15/08	100	103
Waste Management, Inc.		7.375%	8/1/10	300	320

					423

Food, Beverage and Tobacco	0.7%
Altria Group, Inc.		7.200%	2/1/07	110	111
Altria Group, Inc.		7.650%	7/1/08	30	32
Altria Group, Inc.		5.625%	11/4/08	360	361

					504

Investment Banking/Brokerage	1.5%
Lehman Brothers Holdings Inc.		4.970%	11/10/09	100	100	A
Merrill Lynch & Co., Inc.		4.930%	2/5/10	300	301	A
Morgan Stanley		4.850%	1/18/11	250	251	A
The Bear Stearns Companies Inc.		4.898%	1/31/11	160	160	A
The Goldman Sachs Group, Inc.		5.265%	6/28/10	300	301	A

					1,113

Manufacturing (Diversified)	0.2%
Tyco International Group SA		4.436%	6/15/07	190	187	C

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Media	1.4%
Clear Channel Communications, Inc.		6.625%	6/15/08	$60	$61
Clear Channel Communications, Inc.		4.250%	5/15/09	340	323
Clear Channel Communications, Inc.		7.650%	9/15/10	20	21
Liberty Media Corporation		7.875%	7/15/09	300	316
Time Warner Inc.		6.150%	5/1/07	220	222
Viacom Inc.		5.625%	5/1/07	100	100

					1,043

Oil and Gas	2.8%
Amerada Hess Corporation		6.650%	8/15/11	420	439
Anadarko Petroleum Corporation		3.250%	5/1/08	230	220
Occidental Petroleum Corporation		7.375%	11/15/08	320	336
Ocean Energy Inc.		4.375%	10/1/07	100	99
Pemex Project Funding Master Trust		8.500%	2/15/08	50	52
Pemex Project Funding Master Trust		6.125%	8/15/08	490	494
Pemex Project Funding Master Trust		6.210%	6/15/10	140	144	A,C
Texas Eastern Transmission Corporation		5.250%	7/15/07	100	99
XTO Energy, Inc.		5.650%	4/1/16	180	178

					2,061

Paper and Forest Products	0.5%
International Paper Company		3.800%	4/1/08	190	184
Weyerhaeuser Company		6.125%	3/15/07	123	124
Weyerhaeuser Company		5.950%	11/1/08	40	40

					348

Pharmaceuticals	0.2%
Bristol-Myers Squibb Company		4.000%	8/15/08	140	136

Photo Equipment and Supplies	N.M.
Eastman Kodak Company		7.250%	11/15/13	10	10

Special Purpose	2.0%
BAE Systems Holdings Inc.		5.149%	8/15/08	100	100	A,C
DaimlerChrysler North America Holding Corporation		5.210%	10/31/08	370	371	A
DaimlerChrysler North America Holding Corporation		5.875%	3/15/11	100	100
ILFC E-Capital Trust I		5.900%	12/21/65	300	291	B,C
International Lease Finance Corporation		5.000%	4/15/10	140	137
National Rural Utilities Cooperative Finance Corporation		3.875%	2/15/08	100	98
Sprint Capital Corporation		6.125%	11/15/08	410	417

					1,514

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Telecommunications	0.3%
AT&T Inc.		4.125%	9/15/09	$100	$95
AT&T Inc.		5.300%	11/15/10	100	99

					194

Telecommunications (Cellular/Wireless)	0.4%
Motorola, Inc.		4.608%	11/16/07	100	99
New Cingular Wireless Services Inc.		7.500%	5/1/07	200	204

					303

Telecommunications Equipment	0.1%
New York Telephone Co.		6.000%	4/15/08	100	100

Total Corporate Bonds and Notes (Identified Cost—$19,066)					18,825
Asset-Backed Securities	8.2%

Fixed Rate Securities	2.9%
AmeriCredit Automobile Receivables Trust 2003-BX A4A		2.720%	1/6/10	302	297
MBNA Practice Solutions Owners Trust 2005-2		4.100%	5/15/09	400	393	C
Onyx Acceptance Owner Trust 2002-D		3.100%	7/15/09	60	60
Prestige Auto Receivables Trust 2005-1A		4.370%	6/15/12	200	196	C
Prestige Auto Receivables Trust 2006-1A		5.120%	2/15/10	592	590	C
UCFC Home Equity Loan 1998-D		6.905%	4/15/30	104	104
UPFC Auto Receivables Trust 2004-A		3.270%	9/15/10	500	493

					2,133

Indexed SecuritiesA	5.3%
AmeriCredit Automobile Loan Trust 2003-BX A4B		4.780%	1/6/10	23	23
AQ Finance Nim Trust 2003-N13		5.048%	12/25/08	21	21	C,D
Bayview Financial Acquisition Trust 2004-C		5.241%	5/28/44	210	211
Bear Stearns Asset-Backed Securities, Inc. 2005-AQ2		5.088%	9/25/35	500	500
Chase Funding Mortgage Loan Asset-Backed Certificates 2002-4		5.188%	10/25/32	27	27
Citibank Credit Card Issuance Trust 2002-C3		6.050%	12/15/09	160	162
Countrywide Asset-Backed Certificates 2002-3		5.188%	5/25/32	7	7
Countrywide Home Equity Loan Trust 2002-C		4.989%	5/15/28	43	43
Countrywide Home Equity Loan Trust 2004-J		5.039%	12/15/33	135	135
Countrywide Home Equity Loan Trust 2004-O		5.029%	2/15/34	171	171
CS First Boston Mortgage Securities Corporation 2004-HC1A		5.149%	12/15/21	564	564	C
EQCC Trust 2002-1		5.118%	11/25/31	35	35

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Asset-Backed Securities—Continued

Indexed Securities—Continued
First Franklin Mortgage Loan Asset-Backed Certificate 2004-FF10		5.218%	12/25/32	$382	$383
First North American National Bank 2003-A		5.229%	5/16/11	220	220
Fremont Home Loan Trust 2004-C		5.088%	1/25/32	134	134
GSAA Home Equity Trust 2004-9		5.198%	9/25/34	171	171
Navistar Financial Corp Owner Trust 2003-B		4.949%	4/15/08	119	119
Rental Car Finance Corp. 2004-1A		5.018%	6/25/09	500	501	C
Residential Asset Mortgage Products, Inc. 2002-RS6		5.268%	11/25/32	47	47
Superior Wholesale Inventory Financing Trust 2004-A10		4.849%	9/15/11	500	500

					3,974

Total Asset-Backed Securities (Identified Cost—$6,136)					6,107
Mortgage-Backed Securities	18.1%

Fixed Rate Securities	0.9%
Asset Securitization Corporation 1996-D2		6.920%	2/14/29	26	26
Countrywide Alternative Loan Trust 2004-J1		6.000%	2/25/34	55	55
Prime Mortgage Trust 2005-2		7.596%	10/25/32	234	239
Residential Asset Mortgage Products, Inc. 2004-SL2		8.500%	10/25/31	44	45
Residential Asset Mortgage Products, Inc. 2005-SL1		8.000%	5/25/32	273	285

					650

Indexed SecuritiesA	14.2%
Banc of America Mortgage Securities 2003-D		4.569%	5/25/33	189	186
Banc of America Mortgage Securities 2005-F		5.025%	7/25/35	736	723
Bear Stearns Arm Trust 2004-10		4.581%	1/25/35	115	114
CBA Commercial Small Balance Commercial 2005-1A		5.138%	7/25/35	637	637	C
Citigroup Mortgage Loan Trust, Inc. 2005-5		5.502%	8/25/35	450	447
Countrywide Alternative Loan Trust 2005-38		5.168%	9/25/35	693	697	C
Countrywide Asset-backed Certificates 2005-IM1		5.098%	11/25/35	1,000	1,000
Countrywide Home Loans 2005-R3		5.218%	9/25/35	796	799C
Crusade Global Trust 2003-2		5.120%	9/18/34	92	92	D
Granite Mortgages PLC 2003-1		4.791%	1/20/20	177	177
GSMPS Mortgage Loan Trust 2005-RP3		5.168%	9/25/35	613	615
J.P. Morgan Mortgage Trust 2003-A1		4.364%	10/25/33	291	281
Luminent Mortgage Trust 2006-2		5.018%	2/25/46	896	896
MASTR Adjustable Rate Mortgages Trust 2004-13		3.787%	11/21/34	350	329
Medallion Trust 2000-2G		5.130%	12/18/31	101	101	D

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Medallion Trust 2003-1G		5.120%	12/21/33	$91	$91	D
MLCC Mortgage Investors, Inc. 2003-H		5.844%	1/25/29	62	63
Provident Funding Mortgage Loan Trust 2005-1		4.176%	5/25/35	318	312
Sequoia Mortgage Trust 2003-2 A2		4.700%	6/20/33	83	82
Structured Adjustable Rate Mortgage Loan Trust 2005-16XS		5.158%	8/25/35	601	602
Structured Adjustable Rate Mortgage Loan Trust 2005-19XS		5.118%	10/25/35	644	647
Torrens Trust 2000-1GA		5.009%	7/15/31	43	43	C,D
Wachovia Mortgage Loan Trust, LLC 2005-A		4.809%	8/20/35	407	403
WaMu Mortgage Pass-Through Certificates, Series 2003-AR10		4.065%	10/25/33	200	193
WaMu Mortgage Pass-Through Certificates, Series 2005-AR15		5.098%	11/25/45	970	973

					10,503

Variable Rate SecuritiesE	3.0%
Banc of America Funding Corporation 2004-B		4.198%	12/20/34	202	201
Banc of America Funding Corporation 2005-F		5.303%	9/20/35	313	312
Countrywide Alternative Loan Trust 2004-33 1A1		5.021%	12/25/34	118	118
Countrywide Alternative Loan Trust 2004-33 2A1		4.959%	12/25/34	57	57
Countrywide Alternative Loan Trust 2005-14		3.300%	5/25/35	178	173
IndyMac Index Mortgage Loan Trust 2004-AR15		5.061%	2/25/35	604	599
Residential Funding Mortgage Securities I 2005-SA3		4.944%	8/25/35	646	640
Structured Asset Securities Corporation 2004-SC1		9.524%	12/25/29	145	150	C

					2,250

Total Mortgage-Backed Securities (Identified Cost—$13,496)					13,403
U.S. Government and Agency Obligations	25.1%

Fixed Rate Securities	21.7%
Federal Home Loan Bank		3.125%	9/15/06	950	942
Federal Home Loan Bank		3.625%	11/14/08	375	362
Freddie Mac		3.800%	12/27/06	1,820	1,802
United States Treasury Notes		3.500%	5/31/07	2,160	2,127
United States Treasury Notes		3.625%	6/30/07	1,730	1,704
United States Treasury Notes		4.375%	1/31/08	9,220	9,143

					16,080

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

U.S. Government and Agency Obligations—Continued

Treasury Inflation-Protected SecuritiesF	3.4%
United States Treasury Inflation-Protected Security		3.000%	7/15/12	$1,709	$1,781
United States Treasury Inflation-Protected Security		2.375%	1/15/25	736	740

					2,521

Total U.S. Government and Agency Obligations (Identified Cost—$18,806)					18,601
U.S. Government Agency Mortgage-Backed Securities	17.9%

Fixed Rate Securities	7.6%
Fannie Mae		5.500%	12/1/36	2,100	2,050	G
Fannie Mae		6.000%	12/1/36	1,150	1,148	G
Freddie Mac		5.000%	12/1/36	100	95	G
Government National Mortgage Association		5.000%	8/15/33	93	90
Government National Mortgage Association		5.500%	12/1/36	2,100	2,079	G
Government National Mortgage Association		5.000%	12/1/36	130	126	G

					5,588

Variable Rate SecuritiesE	10.3%
Fannie Mae		4.214%	12/1/34	166	162
Fannie Mae		4.258%	12/1/34	158	154
Fannie Mae		4.332%	1/1/35	176	171
Fannie Mae		4.872%	1/1/35	325	322
Fannie Mae		4.813%	2/1/35	786	774
Fannie Mae		4.545%	3/1/35	359	350
Fannie Mae		5.129%	3/1/35	599	596
Fannie Mae		4.727%	7/1/35	4,662	4,600
Freddie Mac		4.352%	12/1/34	80	78
Freddie Mac		4.079%	1/1/35	57	56
Freddie Mac		4.105%	1/1/35	101	98
Freddie Mac		4.513%	1/1/35	301	295

					7,656

Total U.S. Government Agency Mortgage-Backed Securities (Identified Cost—$13,417)					13,244
Yankee BondsD	3.8%

Banking and Finance	0.5%
AIFUL CORPORATION		5.000%	8/10/10	230	222	C
MUFG Capital Finance 1 Limited		6.346%	7/29/49	140	138	B

					360

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Limited Duration Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Yankee Bonds—Continued

Foreign Governments	0.7%
Russian Federation		3.000%	5/14/08	$330	$313
Russian Federation		8.250%	3/31/10	40	42
Russian Federation		8.250%	3/31/10	170	180	C

					535

Manufacturing (Diversified)	0.9%
Tyco International Group SA		6.125%	11/1/08	670	679

Special Purpose	0.4%
Diageo Capital Plc		3.375%	3/20/08	280	270

Telecommunications	1.1%
British Telecommunications plc		8.375%	12/15/10	300	335
Koninklijke (Royal) KPN NV		8.000%	10/1/10	220	236
Telecom Italia Capital		4.000%	11/15/08	160	154
Telecom Italia Capital		5.160%	2/1/11	100	101	A

					826

Telecommunications (Cellular/Wireless)	0.2%
Vodafone Group Plc		3.950%	1/30/08	170	166

Total Yankee Bonds (Identified Cost—$2,878)					2,836

Total Long-Term Securities (Identified Cost—$73,799)					73,016
Short-Term Securities	8.5%

U.S. Government and Agency Obligations	0.1%
Fannie Mae		0.000%	5/15/06	$60	60	H,I

Repurchase Agreements	8.4%
Deutsche Bank AG 4.75%, dated 3/31/06, to be repurchased at $6,250 on 4/3/06 (Collateral: $6,360 Federal Home Loan Bank bonds, 5%, due 2/29/08, value $6,344)				6,248	6,248

Total Short-Term Securities (Identified Cost—$6,308)					6,308
Total Investments (Identified Cost—$80,107)	107.0%				79,324
Other Assets Less Liabilities	(7.0)%				(5,181)

Net Assets	100.0%				$74,143

Annual Report to Shareholders

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedJ
U.S. Treasury Note Futures	June 2006	4	$(4)

Futures Contracts WrittenJ
U.S. Treasury Note Futures	June 2006	41	$27

A	Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”) or the one-year Treasury Bill rate. The coupon rates are the rates as of March 31, 2006.
B	Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes, at which time it begins to accrue interest or pay dividends.
C	Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 8.5% of net assets.
D	Yankee Bond – A dollar denominated bond issued in the U.S. by foreign entities.
E	The coupon rates shown on variable rate securities are the rates at March 31, 2006. These rates vary with the weighted average coupon of the underlying loans.
F	Treasury Inflation-Protected Security – A security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.
G	When-issued Security – A security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
H	Zero Coupon Bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
I	All or a portion of this security is pledged as collateral to cover futures contracts.
J	Futures are described in more detail in the notes to financial statements.

N.M.	– Not meaningful.

See note to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Limited Duration Bond Portfolio

March 31, 2006

(Amounts in Thousands)

Assets:
Investment securities at market value (Identified Cost—$73,799)		$73,016
Short-term securities at value (Identified Cost—$6,308)		6,308
Cash		1
Receivable for securities sold		1,252
Interest receivable		502
Other assets		7

Total assets		81,086

Liabilities:
Payable for securities purchased	$6,875
Payable for fund shares repurchased	5
Accrued management fee	7
Futures variation margin payable	2
Accrued expenses	54

Total liabilities		6,943

Net Assets		$74,143

Net assets consist of:
Accumulated paid-in-capital applicable to:
7,566 Institutional Class shares outstanding		$75,419
Undistributed net investment income		7
Accumulated net realized loss on investments and futures		(523)
Unrealized appreciation/(depreciation) of investments and futures		(760)

Net Assets		$74,143

Net Asset Value Per Share:
Institutional Class		$9.80

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Limited Duration Bond Portfolio

For the Year Ended March 31, 2006

(Amounts in Thousands)

Investment Income:
Interest	$2,873
Dividends	57

Total income		2,930

Expenses:
Advisory fee	238
Audit and legal fees	76
Custodian fees	54
Directors’ fees and expenses	11
Registration fees	29
Reports to shareholders	18
Transfer agent and shareholder servicing expense	13
Other expenses	22

	461
Less: Fees waived	(187)
Compensating balance creditsA	(2)

Total expenses, net of waivers and compensating balance credits		272

Net Investment Income		2,658
Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on:
Investments	(491)
Futures	42

		(449)
Change in unrealized appreciation/(depreciation) of investments and futures		(458)

Net Realized and Unrealized Loss on Investments		(907)

Change in Net Assets Resulting From Operations		$1,751

A	See note 1, compensating balance credits, in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Limited Duration Bond Portfolio

(Amounts in Thousands)

	FOR THE YEARS ENDED
	3/31/06	3/31/05
Change in Net Assets:
Net investment income	$2,658	$855

Net realized gain/(loss) on investments and futures	(449)	66

Change in unrealized appreciation/(depreciation) of investments and futures	(458)	(552)

Change in net assets resulting from operations	1,751	369

Distributions to Shareholders from:
Net investment income	(2,696)	(882)
Net realized gain on investments	—	(62)

Change in net assets from Fund share transactions	37,662	11,819

Change in net assets	36,717	11,244

Net Assets:
Beginning of year	37,426	26,182

End of year	$74,143	$37,426

Undistributed net investment income	$7	$—

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Limited Duration Bond Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	FOR THE YEARS ENDED MARCH 31,
	2006	2005	2004A
Net asset value, beginning of year	$9.89	$10.09	$10.00

Investment operations:
Net investment income	.38	.24	.08
Net realized and unrealized gain/(loss) on investments and futures	(.09)	(.17)	.09

Total from investment operations	.29	.07	.17

Distributions paid from:
Net investment income	(.38)	(.25)	(.08)
Net realized gain on investments	—	(.02)	—

Total distributions	(.38)	(.27)	(.08)

Net asset value, end of year	$9.80	$9.89	$10.09

Total return	3.01%	.69%	1.69%	B

Ratios To Average Net Assets:C
Total expenses	.68%	.73%	.68%	D
Expenses net of waivers, if any	.40%	.40%	.40%	D
Expenses net of all reductions	.40%	.40%	.40%	D
Net investment income	3.9%	2.4%	1.6%	D

Supplemental Data:
Portfolio turnover rate	244.7%	231.5%	125.5%
Net assets at end of year (in thousands)	$74,143	$37,426	$26,182

A	For the period October 1, 2003 (commencement of operations) to March 31, 2004.
B	Not annualized.
C	Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.
D	Annualized.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Intermediate Bond Portfolio

The average annual total returns for the Western Asset Intermediate Bond Portfolio for the period from its inception to March 31, 2006, are presented below, along with the total returns of its benchmark:

		Average Annual Total Returns Periods Ended March 31, 2006
	First Quarter 2006	One Year	Five Years	Ten Years
Western Asset Intermediate Bond Portfolio
Institutional Class	-0.19%	2.37%	5.38%	6.31%
Lehman Intermediate U.S. Government/Credit Bond IndexA	-0.38%	2.08%	4.71%	5.85%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

Short-term interest rates rose significantly over the past 12 months, led by a 200 bpsB increase in the federal funds rate target. Long-term interest rates rose only moderately, resulting in a substantial flattening of the yield curve. Contrary to expectations that they would hike rates to only 4%, the Federal Reserve increased its target funds rate by 25 bps at every FOMC meeting, reaching 4.75% in March. Tighter-than-expected monetary policy pushed real yields up by more than nominal yields, reflecting reduced inflation expectations. The dollar also benefited from higher rates, rising some 7% against a basket of currencies. Mortgage-backed spreads began the period fairly tight, only to widen in the latter half of the period as concerns over extension risk mounted. Investment-grade credit spreads drifted wider, driven largely by fallout from the unexpected downgrade of Ford and GM debt. Thanks to a robust global economy, easy money, and strong gains in commodity prices, emerging market spreads tightened dramatically over the course of the period, leaving yields at record-low levels. High yield spreads soared in the wake of the GM and Ford downgrades, but recovered dramatically to finish the period unchanged to somewhat tighter. Despite a substantial reduction of monetary policy accommodation during the period, gold rose over 35%, to $584 per ounce, returning to levels not seen since the inflation panic of 1980. Energy and industrial commodity prices also rose, registering substantial gains against all major currencies. Equity markets moved steadily higher over the course of the period.

The impact of market conditions on the Portfolio’s performance was negative for the 12-month period ended March 31, 2006, since short- and intermediate-term interest rates rose. With strategies producing mixed but generally positive results, the Portfolio’s total return of 2.37% (net of expenses) exceeded that of its benchmark, the Lehman Intermediate U.S. Government/Credit Bond Index, which recorded a total return of 2.08%. A short duration position benefited the portfolio as rates rose. However, this was partially offset by a curve steepening bet. A moderate overweight to the corporate sector contributed to outperformance as spreads narrowed. Mortgages contributed to outperformance as spreads narrowed late in the period and a high carry resulted in excess returns over Treasuries.

Western Asset Management Company

A	A market value-weighted index that tracks the daily price, coupon and total return performance of fixed-rate, publicly placed, dollar-denominated obligations. Issuers include the U.S. Treasury, U.S. Government agencies, quasi-federal corporations and corporations whose debt is guaranteed by the U.S. Government and has at least $100 million par amount outstanding and at least one year to maturity. The index does not incur fees and expenses and cannot be purchased directly by investors.
B	100 basis points = 1%.

Annual Report to Shareholders

Expense Example

Western Asset Intermediate Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2005, and held through March 31, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/05	Ending Account Value 3/31/06	Expenses PaidA During the Period 10/1/05 to 3/31/06
Institutional Class:
Actual	$1,000.00	$1,001.80	$2.25
Hypothetical (5% return before expenses)	1,000.00	1,022.69	2.27

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 0.45% multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182), and divided by 365.

Annual Report to Shareholders

Performance Information

Western Asset Intermediate Bond Portfolio

The graph compares the Fund’s total returns against that of an appropriate broad-based securities market index. The line illustrates the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit, and inflation risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Portfolio Composition (as of March 31, 2006)

Standard & Poor’s Debt RatingsA

(as a percentage of the portfolio)

Maturity Schedule

(as a percentage of the portfolio)

A	Source: Standard & Poor's.
B	Preferred Stocks do not have a defined maturity date.
The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

Annual Report to Shareholders

Portfolio of Investments

Western Asset Intermediate Bond Portfolio

March 31, 2006

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Long-Term Securities	95.3%

Corporate Bonds and Notes	36.1%

Aerospace/Defense	0.2%
United Technologies Corporation		6.350%	3/1/11	$1,280	$1,330

Auto Parts and Equipment	0.1%
Johnson Controls, Inc.		4.830%	1/17/08	880	881	A

Automotive	0.6%
Ford Motor Company		7.450%	7/16/31	1,430	1,062	B
General Motors Corporation		8.375%	7/15/33	4,440	3,252	B

					4,314

Banking and Finance	7.2%
Caterpillar Financial Services Corporation		3.450%	1/15/09	1,700	1,620	B
Ford Motor Credit Company		5.795%	9/28/07	9,540	9,156	A
Ford Motor Credit Company		7.680%	11/2/07	310	306	A
Ford Motor Credit Company		6.625%	6/16/08	11,290	10,686
General Motors Acceptance Corporation		6.125%	8/28/07	4,680	4,539
General Motors Acceptance Corporation		6.090%	9/23/08	1,228	1,159	A
General Motors Acceptance Corporation		6.750%	12/1/14	1,920	1,729	B
General Motors Acceptance Corporation		5.052%	9/19/35	2,290	2,255	A
HSBC Finance Corporation		4.970%	5/10/10	1,570	1,573	A
Nissan Motor Acceptance Corporation		5.625%	3/14/11	2,710	2,700	C
Residential Capital Corporation		6.335%	6/29/07	5,480	5,521	A,B
Residential Capital Corporation		6.000%	2/22/11	3,500	3,472
Wachovia Capital Trust III		5.800%	3/15/42	5,770	5,669D
Washington Mutual, Inc.		4.200%	1/15/10	2,990	2,856

					53,241

Cable	0.7%
Comcast Cable Communications, Inc.		6.750%	1/30/11	5,310	5,520	B

Casino Resorts	0.5%
Caesars Entertainment, Inc.		7.500%	9/1/09	990	1,042
Harrah’s Operating Company, Inc.		5.315%	2/8/08	530	531	A,C
Harrah’s Operating Company, Inc.		5.500%	7/1/10	400	396
Harrah’s Operating Company, Inc.		5.625%	6/1/15	1,700	1,629

					3,598

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Corporate Bonds and Notes—Continued
Chemicals	0.4%
Rohm and Haas Company		7.400%	7/15/09	$342	$361
The Dow Chemical Company		5.750%	12/15/08	760	769
The Dow Chemical Company		5.970%	1/15/09	880	894
The Dow Chemical Company		6.000%	10/1/12	1,000	1,024

					3,048

Computer Services and Systems	0.5%
Electronic Data Systems Corporation		7.125%	10/15/09	3,240	3,404

Diversified Financial Services	1.2%
Capital One Bank		4.250%	12/1/08	2,030	1,975
iStar Financial Inc.		5.220%	3/3/08	1,280	1,283	A
ZFS Finance (USA) Trust III		6.060%	12/15/65	5,400	5,433A,C

					8,691

Drug and Grocery Store Chains	0.2%
The Kroger Co.		6.200%	6/15/12	1,090	1,105

Electric	1.6%
Appalachian Power Company		3.600%	5/15/08	3,350	3,228
Commonwealth Edison Company		6.150%	3/15/12	325	331
Dominion Resources, Inc.		4.750%	12/15/10	540	519
Dominion Resources, Inc.		5.700%	9/17/12	1,970	1,952	B
FirstEnergy Corp.		6.450%	11/15/11	3,550	3,673
Niagara Mohawk Power Corporation		7.750%	10/1/08	2,150	2,260

					11,963

Energy	2.4%
Alabama Power Company		4.990%	8/25/09	1,400	1,404A
CenterPoint Energy Inc.		5.875%	6/1/08	1,635	1,643
Duke Energy Corporation		6.250%	1/15/12	1,330	1,371
Duke Energy Corporation		5.625%	11/30/12	900	901
Exelon Corporation		6.750%	5/1/11	2,800	2,923
MidAmerican Energy Holdings Company		5.875%	10/1/12	1,020	1,030
Pacific Gas and Electric Company		3.600%	3/1/09	2,850	2,710
Progress Energy, Inc.		5.850%	10/30/08	1,250	1,260B
Progress Energy, Inc.		7.100%	3/1/11	1,650	1,750
TXU Corp.		4.800%	11/15/09	2,600	2,498

					17,490

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Corporate Bonds and Notes—Continued
Environmental Services	0.8%
Waste Management, Inc.		6.875%	5/15/09	$2,820	$2,932
Waste Management, Inc.		7.375%	8/1/10	2,630	2,806

					5,738

Food, Beverage and Tobacco	1.6%
Altria Group, Inc.		6.950%	6/1/06	1,390	1,393
Altria Group, Inc.		7.200%	2/1/07	4,130	4,172
Altria Group, Inc.		7.000%	11/4/13	210	226
General Mills, Inc.		5.125%	2/15/07	440	439
Kraft Foods Inc.		5.625%	11/1/11	780	781
Pepsi Bottling Holdings Inc.		5.625%	2/17/09	2,441	2,463C
Sara Lee Corporation		2.750%	6/15/08	2,050	1,930
Sara Lee Corporation		6.250%	9/15/11	670	679

					12,083

Gas and Pipeline Utilities	0.5%
Kinder Morgan Energy Partners, L.P.		7.500%	11/1/10	1,630	1,750
The Williams Companies, Inc.		8.125%	3/15/12	1,900	2,040

					3,790

Investment Banking/Brokerage	3.2%
Goldman Sachs Group, L.P.		5.265%	6/28/10	6,780	6,808A
J.P. Morgan & Co. Incorporated		6.805%	2/15/12	2,190	2,308A
JPMorgan Chase & Co.		5.125%	9/15/14	1,770	1,701
JPMorgan Chase Capital XIII		5.910%	9/30/34	150	151A,B
Lehman Brothers Holdings		5.550%	8/19/65	3,870	3,881A,C
Merrill Lynch & Co. Inc.		4.930%	2/5/10	2,880	2,888A
Morgan Stanley		4.850%	1/18/11	1,000	1,002A
Morgan Stanley		5.050%	1/21/11	3,880	3,803
The Bear Stearns Companies Inc.		4.550%	6/23/10	1,380	1,333

					23,875

Investment Management	0.3%
Dryden Investor Trust		7.157%	7/23/08	1,839	1,871C

Manufacturing (Diversified)	0.4%
Tyco International Group SA		4.436%	6/15/07	3,350	3,296C

Media	1.9%
Clear Channel Communications, Inc.		6.000%	11/1/06	2,730	2,736
Clear Channel Communications, Inc.		4.250%	5/15/09	2,120	2,019
Liberty Media Corporation		7.875%	7/15/09	3,480	3,662B
News America Incorporated		5.300%	12/15/14	2,300	2,213

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Corporate Bonds and Notes—Continued

Media—Continued
Time Warner Inc.		6.875%	5/1/12	$1,590	$1,667
Turner Broadcasting System, Inc.		8.375%	7/1/13	1,830	2,046

					14,343

Medical Care Facilities	0.2%
HCA, Inc.		8.750%	9/1/10	1,705	1,849

Oil and Gas	3.5%
Amerada Hess Corporation		6.650%	8/15/11	5,218	5,458
Pemex Project Funding Master Trust		8.500%	2/15/08	262	275B
Pemex Project Funding Master Trust		6.125%	8/15/08	660	665
Pemex Project Funding Master Trust		6.210%	6/15/10	5,680	5,830A,C
Pemex Project Funding Master Trust		5.430%	12/3/12	779	777A,C
Pemex Project Funding Master Trust		7.375%	12/15/14	220	235B
Occidental Petroleum Corporation		7.375%	11/15/08	2,370	2,487
Sonat Inc.		7.625%	7/15/11	4,880	5,026B
XTO Energy, Inc.		7.500%	4/15/12	1,060	1,157
XTO Energy, Inc.		6.250%	4/15/13	2,030	2,100
XTO Energy, Inc.		5.650%	4/1/16	1,990	1,966

					25,976

Paper and Forest Products	0.8%
International Paper Company		3.800%	4/1/08	2,310	2,233
International Paper Company		6.750%	9/1/11	1,000	1,039
Willamette Industries, Inc.		7.125%	7/22/13	2,270	2,417

					5,689

Photo Equipment and Supplies	0.3%
Eastman Kodak Company		7.250%	11/15/13	2,470	2,399

Special Purpose	4.9%
BAE Systems Holdings Inc.		5.149%	8/15/08	1,740	1,742	A,C
DaimlerChrysler NA Holding Corporation		4.875%	6/15/10	1,800	1,735
DaimlerChrysler NA Holding Corporation		6.500%	11/15/13	4,020	4,088
DaimlerChrysler NA Holding Corporation		5.210%	10/31/08	2,840	2,851	A
Devon Financing Corporation ULC		6.875%	9/30/11	2,500	2,651
ILFC E-Capital Trust I		5.900%	12/21/65	2,580	2,504	C,D
International Lease Finance Corporation		5.000%	4/15/10	5,260	5,159	B
National Rural Utilities Cooperative Finance Corporation		3.875%	2/15/08	1,160	1,131	B
National Rural Utilities Cooperative Finance Corporation		5.750%	12/1/08	690	694

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Corporate Bonds and Notes—Continued

Special Purpose—Continued
Sprint Capital Corporation		6.125%	11/15/08	$3,270	$3,328
Sprint Capital Corporation		8.375%	3/15/12	4,280	4,836
Verizon Global Funding Corp.		7.250%	12/1/10	5,000	5,309

					36,028

Telecommunications	0.7%
AT&T Inc.		4.125%	9/15/09	2,380	2,276
AT&T Inc.		5.300%	11/15/10	3,080	3,039

					5,315

Telecommunications (Cellular/Wireless)	0.7%
New Cingular Wireless Services Inc.		8.125%	5/1/12	4,634	5,203

Transportation	0.7%
Continental Airlines, Inc.		6.545%	2/12/19	1,285	1,302
Delta Air Lines, Inc.		5.869%	3/18/11	390	395
Delta Air Lines, Inc.		6.718%	1/2/23	2,229	2,252
U.S. Airways		6.850%	1/30/18	1,197	1,222

					5,171

Total Corporate Bonds and Notes (Identified Cost—$272,129)					267,211
Asset-Backed Securities	1.6%

Fixed Rate Securities	0.7%
ABFS Mortgage Loan Trust 2002-3		4.263%	9/15/33	883	869
Conseco Finance Securitizations Corp. 2000-4		8.310%	5/1/32	800	660
Green Tree Financial Corporation 1994-6		8.900%	1/15/20	2,790	2,867
Mego Mortgage Home Loan Trust 1996-2		7.275%	9/25/16	20	20
UCFC Home Equity Loan 1998-D		6.905%	4/15/30	584	584

					5,000

Indexed SecuritiesA	0.8%
AFC Home Equity Loan Trust 2003-3		5.011%	10/25/30	1,435	1,440	C
AMRESCO Residential Securities Mortgage Loan Trust 1998-2		5.643%	6/25/28	305	305
Countrywide Asset-Backed Certificates 2002-BC1		5.148%	4/25/32	853	853
IndyMac Home Equity Loan Asset-Backed Trust 2001-A		5.078%	3/25/31	740	740
Morgan Stanley ABS Capital I 2003-NC8 A2		5.178%	9/25/33	181	181
MSDWCC HELOC Trust 2003-1		5.088%	11/25/15	1,830	1,830
Residential Asset Securities Corporation 2003-KS1		5.188%	1/25/33	745	747

					6,096

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Asset-Backed Securities—Continued
Stripped Securities	0.1%
ACA CDS 2002-1, Ltd.		2.742%	7/15/08	$7,600	$270	E1
Oakwood Mortgage Investors Inc. 2001-C		6.000%	5/15/08	4,053	410	E1

					680

Total Asset-Backed Securities (Identified Cost—$12,238)					11,776
Mortgage-Backed Securities	5.0%

Fixed Rate Securities	0.7%
Asset Securitization Corporation 1996-D2		6.920%	2/14/29	162	162
Fannie Mae Grantor Trust 2002-T3		5.763%	12/25/11	3,830	3,920
GMAC Commercial Mortgage Securities Inc. 1998-C1		6.700%	5/15/30	749	764
Ocwen Residential MBS Corporation 1998-R1		7.000%	10/25/40	9	9	C

					4,855

Indexed SecuritiesA	0.3%
Countrywide Home Loans 2003-49		3.697%	10/25/33	1,000	969
Impac CMB Trust 2003-12		5.198%	12/25/33	1,379	1,379

					2,348

Variable Rate SecuritiesF	4.0%
Banc of America Funding Corporation 2005-B		5.116%	4/25/35	3,231	3,186
Bear Stearns ALT-A Trust 2005-2		4.763%	4/25/35	2,888	2,839
Citigroup Mortgage Loan Trust, Inc. Series 2005-8 1A1A		5.325%	10/25/35	2,654	2,623
Countrywide Home Loans 2004-20		6.146%	9/25/34	2,226	2,287
MASTR Adjustable Rate Mortgages Trust 2004-13		3.787%	11/21/34	7,300	6,869
Merrill Lynch Mortgage Investors, Inc. 1998-C1		6.310%	11/15/26	205	205
Merrill Lynch Mortgage Investors, Inc. 2005-A2		4.495%	2/25/35	2,331	2,269
MLCC Mortgage Investors, Inc. 2005-1 2A1		4.969%	4/25/35	1,225	1,204
MLCC Mortgage Investors, Inc. 2005-1 2A2		4.969%	4/25/35	3,812	3,748
WaMu Mortgage Pass-Through Certificates 2004-AR11		4.590%	10/25/34	552	539
Wells Fargo Mortgage Backed Securities Trust 2004-S		3.540%	9/25/34	4,350	4,132

					29,901

Total Mortgage-Backed Securities (Identified Cost—$37,993)					37,104
U.S. Government and Agency Obligations	28.2%

Fixed Rate Securities	22.9%
Fannie Mae		7.250%	1/15/10	200	214
Fannie Mae		4.375%	3/15/13	3,540	3,373
Fannie Mae		4.625%	5/1/13	290	276

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
U.S. Government and Agency Obligations—Continued

Fixed Rate Securities—Continued
Fannie Mae		5.125%	1/2/14	$1,300	$1,272
Farmer Mac		4.250%	7/29/08	1,240	1,218
Federal Farm Credit Bank		4.875%	4/4/12	3,160	3,116
Federal Home Loan Bank		3.125%	9/15/06	6,000	5,949
Federal Home Loan Bank		4.125%	4/18/08	2,460	2,416	B
Federal Home Loan Bank		5.800%	3/30/09	600	611
Freddie Mac		4.750%	1/18/11	7,280	7,155	B
Tennessee Valley Authority		5.625%	1/18/11	460	468
Tennessee Valley Authority		6.790%	5/23/12	3,390	3,667
Tennessee Valley Authority		5.880%	4/1/36	220	236
United States Treasury Bonds		8.000%	11/15/21	3,430	4,506	B
United States Treasury Bonds		6.125%	11/15/27	1,820	2,072	B
United States Treasury Bonds		6.250%	5/15/30	230	269	B
United States Treasury Bonds		5.375%	2/15/31	840	884	B
United States Treasury Bonds		4.500%	2/15/36	3,670	3,443	B
United States Treasury Notes		2.375%	8/15/06	30	30
United States Treasury Notes		2.250%	2/15/07	2,370	2,317	B
United States Treasury Notes		4.375%	5/15/07	980	975	B
United States Treasury Notes		6.625%	5/15/07	2,290	2,333	B
United States Treasury Notes		2.750%	8/15/07	520	505	B
United States Treasury Notes		4.000%	8/31/07	44,690	44,168	B
United States Treasury Notes		4.375%	1/31/08	100	99	B
United States Treasury Notes		3.750%	5/15/08	24,240	23,719	B
United States Treasury Notes		3.875%	5/15/09	4,870	4,737
United States Treasury Notes		4.000%	6/15/09	5,240	5,112	B
United States Treasury Notes		3.875%	5/15/10	33,480	32,293	B
United States Treasury Notes		4.500%	11/15/10	7,000	6,906	B
United States Treasury Notes		4.500%	2/28/11	3,600	3,548	B
United States Treasury Notes		4.250%	8/15/15	1,630	1,553	B

					169,440

Stripped Securities	0.3%
United States Treasury Bonds		0.000%	11/15/21	2,350	1,064	B,E2
United States Treasury Bonds		0.000%	11/15/27	2,860	967	B,E2

					2,031

Treasury Inflation-Protected SecuritiesG	5.0%
United States Treasury Inflation-Protected Security		0.875%	4/15/10	2,972	2,815	B
United States Treasury Inflation-Protected Security		3.000%	7/15/12	1,555	1,620	B

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
U.S. Government and Agency Obligations—Continued

Treasury Inflation-Protected Securities—Continued
United States Treasury Inflation-Protected Security		1.875%	7/15/13	$756	$733	B
United States Treasury Inflation-Protected Security		2.000%	1/15/14	6,920	6,754	B
United States Treasury Inflation-Protected Security		2.000%	7/15/14	2,650	2,585	B
United States Treasury Inflation-Protected Security		1.875%	7/15/15	8,154	7,842	B
United States Treasury Inflation-Protected Security		2.375%	1/15/25	9,876	9,925	B
United States Treasury Inflation-Protected Security		2.000%	1/15/26	5,184	4,913	B

					37,187

Total U.S. Government and Agency Obligations (Identified Cost—$213,931)					208,658
U.S. Government Agency Mortgage-Backed Securities	16.7%

Fixed Rate Securities	14.1%
Fannie Mae		6.500%	6/1/14	183	188
Fannie Mae		8.000%	9/1/15	80	85
Fannie Mae		9.500%	4/15/21	58	64
Fannie Mae		5.000%	12/1/36	92,900	88,371	H
Fannie Mae		5.500%	12/1/36	600	586	H
Freddie Mac		4.375%	11/16/07	5,060	5,003
Freddie Mac		4.500%	1/15/13	2,450	2,355
Freddie Mac		6.500%	6/1/13 - 11/1/15	89	90
Freddie Mac		5.000%	7/15/14	6,270	6,185B
Freddie Mac		7.500%	4/1/17	5	5
Freddie Mac		9.300%	4/15/19	94	94
Freddie Mac		5.000%	12/1/36	1,100	1,046H
Government National Mortgage Association		9.000%	6/15/06	3	3

					104,075

Stripped Securities	N.M.
Fannie Mae		0.000%	5/25/22	13	11E2
Freddie Mac		10.000%	3/1/21	11	3E1

					14

Variable Rate SecuritiesF	2.6%
Fannie Mae		4.114%	3/1/18	38	38
Fannie Mae		4.323%	11/1/34	1,000	980
Fannie Mae		4.216%	12/1/34	1,226	1,193
Fannie Mae		4.872%	1/1/35	3,822	3,783
Fannie Mae		3.778%	3/1/35	2,148	2,076
Fannie Mae		4.775%	4/1/35	1,443	1,422
Freddie Mac		4.510%	1/1/19	11	11
Freddie Mac		4.352%	12/1/34	483	471

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
U.S. Government Agency Mortgage-Backed Securities—Continued
Variable Rate Securities—Continued
Freddie Mac		4.468%	12/1/34	$2,322	$2,274
Freddie Mac		4.079%	1/1/35	486	471
Freddie Mac		4.105%	1/1/35	857	833
Freddie Mac		4.602%	7/1/35	6,123	6,058

					19,610

Total U.S. Government Agency Mortgage-Backed Securities (Identified Cost—$125,278)					123,699
Yankee BondsI	7.6%

Aerospace/Defense	0.2%
Systems 2001 Asset Trust		6.664%	9/15/13	1,536	1,600C

Banking and Finance	1.6%
AIFUL CORPORATION		5.000%	8/10/10	2,590	2,506C
HBOS Treasury Services plc		4.000%	9/15/09	1,530	1,469B,C
HSBC Holdings plc		7.500%	7/15/09	5,700	6,039
MUFG Capital Finance 1 Limited		6.346%	7/29/49	1,990	1,958B,D

					11,972

Banks	0.8%
Banco Santiago SA		5.220%	12/9/09	290	290A,C
Royal Bank of Scotland Group plc		9.118%	3/31/49	3,000	3,362
The Korea Development Bank		5.001%	10/20/09	1,980	1,993A,B

					5,645

Electric	0.3%
SP PowerAssets Limited		5.000%	10/22/13	1,965	1,890C

Foreign Governments	0.8%
Russian Federation		5.000%	3/31/30	5,410	5,936D

Manufacturing (Diversified)	0.4%
Tyco International Group SA		6.375%	10/15/11	1,970	2,022
Tyco International Group SA		6.000%	11/15/13	1,020	1,025

					3,047

Special Purpose	0.7%
Anadarko Finance Company		6.750%	5/1/11	1,500	1,580
Deutsche Telekom International Finance BV		8.000%	6/15/10	1,990	2,167
Petrozuata Finance, Inc.		8.220%	4/1/17	1,090	1,074C

					4,821

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE
Yankee Bonds—Continued
Telecommunications	2.4%
British Telecommunications plc		8.375%	12/15/10	$4,610		$5,142
France Telecom SA		7.750%	3/1/11	2,910		3,178
Koninklijke (Royal) KPN NV		8.000%	10/1/10	4,945		5,308
Telecom Italia Capital		4.000%	11/15/08	990		954
Telecom Italia Capital		5.160%	2/1/11	3,430		3,459	A,B

						18,041

Utilities	0.4%
United Utilities plc		6.450%	4/1/08	2,960		3,013	B

Total Yankee Bonds (Identified Cost—$55,918)						55,965
Preferred Stocks	0.1%
Home Ownership Funding Corporation		13.331%		1	shs	143	C,D
Home Ownership Funding Corporation II		13.338%		2		427	C,D

Total Preferred Stocks (Identified Cost—$1,942)						570

Total Long-Term Securities (Identified Cost—$719,429)						704,983
Investment of Collateral From Securities Lending	25.8%
State Street Navigator Securities Lending Prime Portfolio				190,679	shs	190,679

Total Investment of Collateral From Securities Lending (Identified Cost—$190,679)						190,679
Short-Term Securities	16.1%

U.S. Government and Agency Obligations	0.2%
Fannie Mae		0.000%	5/15/06	$1,382		1,375	J,K

Options PurchasedL	N.M.
Eurodollar Futures Call, September 2006, Strike Price $94.75				595M		193
Deutsche Bank Swaption Call, May 2006, Strike Price $4.92				11,700,000	M	2

						195

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Short-Term Securities—Continued
Repurchase Agreements	15.9%
Goldman, Sachs & Company 4.77%, dated 3/31/06, to be repurchased at $117,683 on 4/3/06 (Collateral: $30,925 Fannie Mae notes, 4.0%, due 10/16/06, value $31,350; $90,000 Freddie Mac notes, 4.5%, to 5.75%, due 4/15/08 to 1/30/14, value $88,651)				$117,636	$117,636

Total Short-Term Securities (Identified Cost—$119,436)					119,206
Total Investments (Identified Cost—$1,029,544)	137.2%				$1,014,868
Obligation to Return Collateral for Securities Loaned	(25.8)%				(190,679)
Other Assets Less Liabilities	(11.4)%				(84,697)

Net Assets	100.0%				$739,492

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedL
Eurodollar Futures	June 2006	93	$(84)
Eurodollar Futures	September 2006	4	(3)
U.S. Treasury Note Futures	June 2006	1,063	(707)
U.S. Treasury Note Futures	June 2006	99	(94)

			$(888)

Options WrittenL
Deutsche Bank Swaption Call, Strike Price $4.96	May 2006	4,900,000	$60
U.S. Treasury Note Futures Call, Strike Price $109.00	June 2006	522	79
U.S. Treasury Note Futures Put, Strike Price $105.00	June 2006	497	(13)

			$126

A	Indexed security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate ("LIBOR"), the Consumer Price Index ("CPI"), or the one-year Treasury Bill rate. The coupon rates are the rates as of March 31, 2006.
B	All or a portion of these securities is on loan.
C	Rule 144a – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 5.7% of net assets.
D	Stepped coupon security – A security with a predetermined schedule of interest or dividend rate changes, at which time it begins to accrue interest or pay dividends.
E	Stripped security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.
F	The coupon rates shown on variable rate securities are the rates at March 31, 2006. These rates vary with the weighted average coupon of the underlying loans.
G	Treasury Inflation-Protected Security – Treasury security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.
H	When-issued security—Security purchased on a delayed basis. Final settlement amount and maturity date have not yet been announced.
I	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.

J	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
K	All or a portion of this security is pledged as collateral to cover futures and options contracts.
L	Options and futures are described in more detail in the notes to financial statements.
M	Par represents actual number of contracts.
N.M.—Not	Meaningful.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Intermediate Bond Portfolio

March 31, 2006

(Amounts in Thousands)

Assets:
Investment securities at market value (Identified Cost—$910,108)A		$895,662
Short-term securities at value (Identified Cost—$119,436)		119,206
Swap contracts at value		174
Cash		—B
Receivable for securities sold		101,643
Receivable for fund shares sold		1,516
Interest and dividends receivable		7,703
Futures variation margin receivable		58

Total assets		1,125,962
Liabilities:
Payable for securities purchased	$193,521
Payable for fund shares repurchased	1,404
Accrued management fee	265
Income distribution payable	271
Interest expense payable	19
Obligation to return collateral for securities loaned	190,679
Options written (Proceeds—$301)	175
Accrued expenses	136

Total liabilities		386,470

Net Assets		$739,492

Net assets consist of:
Accumulated paid-in-capital applicable to:
72,456 Institutional Class shares outstanding		$760,203
Undistributed net investment income		242
Accumulated net realized loss on investments, options, futures and swaps		(5,803)
Unrealized appreciation/(depreciation) of investments, options, futures and swaps		(15,150)

Net Assets		$739,492

Net Asset Value Per Share:
Institutional Class		$10.21

A	The market value of securities on loan is $186,820.
B	Amount less than $1.

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Intermediate Bond Portfolio

For the Year Ended March 31, 2006

(Amounts in Thousands)

Investment Income:
Interest	$32,680
Dividends	789

Total income		$33,469
Expenses:
Advisory fee	2,842
Audit and legal fees	111
Custodian fees	187
Directors’ fees and expenses	41
Registration fees	34
Reports to shareholders	25
Transfer agent and shareholder servicing expense	25
Other expenses	56

	3,321
Less: Fees waived	(104)
Compensating balance creditsA	(20)

Total expenses, net of waivers and compensating balance credits		3,197

Net Investment Income		30,272
Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on:
Investments	(3,106)
Options	671
Futures	(3,287)
Swaps	89

		(5,633)
Change in unrealized appreciation/(depreciation) on investments, options, futures, and swaps		(9,284)

Net Realized and Unrealized Loss on Investments		(14,917)

Change in Net Assets Resulting From Operations		$15,355

A	See note 1, compensating balance credits, in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Intermediate Bond Portfolio

(Amounts in Thousands)

	FOR THE YEARS ENDED
	3/31/06	3/31/05
Change in Net Assets:
Net investment income	$30,272	$21,360

Net realized gain/(loss) on investments, options, futures, and swaps	(5,633)	7,190

Change in unrealized appreciation/(depreciation) of investments, options, futures, and swaps	(9,284)	(19,466)

Change in net assets resulting from operations	15,355	9,084

Distributions to Shareholders from:
Net investment income	(30,414)	(21,565)
Net realized gain on investments	(6,582)	(15,309)

Change in net assets from Fund share transactions	100,653	101,041

Change in net assets	79,012	73,251

Net Assets:
Beginning of year	660,480	587,229

End of year	$739,492	$660,480

Undistributed net investment income	$242	$79

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Intermediate Bond Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout each period shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class

	FOR THE YEARS ENDED MARCH 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$10.51	$11.01	$10.92	$10.39	$10.65

Investment operations:
Net investment income	.44	.38	.44	.53	.57
Net realized and unrealized gain/(loss) on investments, options, futures, and swaps	(.20)	(.22)	.36	.62	(.13)

Total from investment operations	.24	.16	.80	1.15	.44

Distributions paid from:
Net investment income	(.44)	(.38)	(.44)	(.53)	(.57)
Net realized gain on investments	(.10)	(.28)	(.27)	(.09)	(.13)

Total distributions	(.54)	(.66)	(.71)	(.62)	(.70)

Net asset value, end of year	$10.21	$10.51	$11.01	$10.92	$10.39

Total return	2.37%	1.66%	7.58%	11.37%	4.20%

Ratios To Average Net Assets:A
Total expenses	.47%	.46%	.47%	.45%	.47%
Expenses net of waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income	4.3%	3.6%	4.0%	5.0%	5.3%

Supplemental Data:
Portfolio turnover rate	266.1%	215.7%	255.1%	238.5%	274.8%
Net assets at end of year (in thousands)	$739,492	$660,480	$587,229	$539,874	$628,196

A	Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Intermediate Plus Bond Portfolio

The average annual total returns for the Western Asset Intermediate Plus Bond Portfolio for the period from its inception to March 31, 2006, are presented below, along with the total returns of its benchmark:

	Average Annual Total Returns Periods Ended March 31, 2006
	First Quarter 2006	One Year	Since InceptionA
Western Asset Intermediate Plus Bond Portfolio
Institutional Class	-0.08%	2.99%	2.40%
Lehman Intermediate U.S. Government/Credit Bond IndexB	-0.38%	2.08%	0.87%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

Short-term interest rates rose significantly over the past 12 months, led by a 200 bpsC increase in the federal funds rate target. Long-term interest rates rose only moderately, resulting in a substantial flattening of the yield curve. Contrary to expectations that they would hike rates to only 4%, the Federal Reserve increased its target funds rate by 25 bps at every FOMC meeting, reaching 4.75% in March. Tighter-than-expected monetary policy pushed real yields up by more than nominal yields, reflecting reduced inflation expectations. The dollar also benefited from higher rates, rising some 7% against a basket of currencies. Mortgage-backed spreads began the period fairly tight, only to widen in the latter half of the period as concerns over extension risk mounted. Investment-grade credit spreads drifted wider, driven largely by fallout from the unexpected downgrade of Ford and GM debt. Thanks to a robust global economy, easy money, and strong gains in commodity prices, emerging market spreads tightened dramatically over the course of the period, leaving yields at record-low levels. High yield spreads soared in the wake of the GM and Ford downgrades, but recovered dramatically to finish the period unchanged to somewhat tighter. Despite a substantial reduction of monetary policy accommodation during the period, gold rose over 35%, to $584 per ounce, returning to levels not seen since the inflation panic of 1980. Energy and industrial commodity prices also rose, registering substantial gains against all major currencies. Equity markets moved steadily higher over the course of the period.

The impact of market conditions on the Portfolio’s performance was negative for the 12-month period ended March 31, 2006, since short-term interest rates rose. With strategies producing generally positive results, the Portfolio’s total return of 2.99% (net of expenses) exceeded that of its benchmark, the Lehman Intermediate U.S. Government/Credit Bond Index, which recorded a total return of 2.08%. A short duration position benefited the portfolio as rates rose. However, this was partially offset by a curve steepening bet. A moderate overweight to the corporate sector contributed to outperformance as spreads narrowed. Mortgages contributed to outperformance as spreads narrowed late in the period and a high carry resulted in excess returns over Treasuries. Emerging market debt was one of the best-performing asset classes and a moderate exposure contributed significantly to outperformance. The high-yield sector also performed impressively and a moderate contribution benefited the portfolio.

Western Asset Management Company

A	The Fund’s Institutional Class inception date is April 1, 2004. Index returns are for periods beginning March 31, 2004.
B	A market value-weighted index that tracks the daily price, coupon and total return performance of fixed-rate, publicly placed, dollar-denominated obligations. Issuers include the U.S. Treasury, U.S. Government agencies, quasi-federal corporations and corporations whose debt is guaranteed by the U.S. Government and has at least $100 million par amount outstanding and at least one year to maturity. The index does not incur fees and expenses and cannot be purchased directly by investors.
C	100 basis points = 1%.

Annual Report to Shareholders

Expense Example

Western Asset Intermediate Plus Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2005, and held through March 31, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/05	Ending Account Value 3/31/06	Expenses PaidA During the Period 10/1/05 to 3/31/06
Institutional Class:
Actual	$1,000.00	$1,003.00	$2.25
Hypothetical (5% return before expenses)	1,000.00	1,022.69	2.27

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 0.45% multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182), and divided by 365.

Annual Report to Shareholders

Performance Information

Western Asset Intermediate Plus Bond Portfolio

The graph compares the Fund’s total returns against that of an appropriate broad-based securities market index. The line illustrates the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit, and inflation risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	Index returns are for periods beginning March 31, 2004.

Annual Report to Shareholders

Performance Information—Continued

Portfolio Composition (as of March 31, 2006)

Standard & Poor’s Debt RatingsB (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

B	Source: Standard & Poor's.
C	Preferred Stocks do not have a defined maturity date.
The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

Annual Report to Shareholders

Portfolio of Investments

Western Asset Intermediate Plus Bond Portfolio

March 31, 2006

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Long-Term Securities	104.5%

Corporate Bonds and Notes	37.1%

Auto Parts and Equipment	0.1%
Johnson Controls, Inc.		4.830%	1/17/08	$80	$80	A

Automotive	0.2%
Ford Motor Company		7.450%	7/16/31	110	82
General Motors Corporation		8.375%	7/15/33	120	88

					170

Banking and Finance	9.0%
Caterpillar Financial Services Corporation		3.450%	1/15/09	120	114
Ford Motor Credit Company		5.795%	9/28/07	780	749	A
Ford Motor Credit Company		7.680%	11/2/07	420	414	A
Ford Motor Credit Company		6.625%	6/16/08	850	804
General Motors Acceptance Corporation		5.500%	1/16/07	700	689	A
General Motors Acceptance Corporation		6.125%	8/28/07	370	359
General Motors Acceptance Corporation		6.090%	9/23/08	450	425	A
General Motors Acceptance Corporation		6.750%	12/1/14	40	36
General Motors Acceptance Corporation		5.052%	9/19/35	187	184	A
HSBC Finance Corporation		4.970%	5/10/10	454	455	A
John Deere Capital Corporation		5.100%	1/15/13	100	98
Nissan Motor Acceptance Corporation		5.625%	3/14/11	320	319	B
Residential Capital Corporation		6.335%	6/29/07	520	524A
Residential Capital Corporation		6.000%	2/22/11	300	297
Wachovia Capital Trust III		5.800%	3/15/42	560	550	C
Washington Mutual, Inc.		4.200%	1/15/10	290	277

					6,294

Cable	0.8%
Comcast Cable Communications, Inc.		6.750%	1/30/11	510	530

Casino Resorts	0.5%
Caesars Entertainment, Inc.		7.500%	9/1/09	90	95
Harrah’s Operating Company, Inc.		5.315%	2/8/08	80	80	A,B
Harrah’s Operating Company, Inc.		5.500%	7/1/10	20	20
Harrah’s Operating Company, Inc.		5.625%	6/1/15	130	124

					319

Chemicals	0.4%
Rohm and Haas Company		7.400%	7/15/09	20	21
The Dow Chemical Company		5.750%	12/15/08	100	101

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Chemicals—Continued
The Dow Chemical Company		5.970%	1/15/09	$70	$71
The Dow Chemical Company		6.000%	10/1/12	100	103

					296

Computer Services and Systems	0.6%
Electronic Data Systems Corporation		7.125%	10/15/09	330	347
International Business Machines Corporation		4.750%	11/29/12	100	96

					443

Diversified Financial Services	1.1%
ZFS Finance (USA) Trust III		6.060%	12/15/65	500	503	A,B
Capital One Bank		4.250%	12/1/08	210	205
iStar Financial Inc.		5.220%	3/3/08	100	100	A

					808

Electric	1.9%
Alabama Power Company		4.990%	8/25/09	120	120	A
Appalachian Power Company		3.600%	5/15/08	277	267
Dominion Resources, Inc.		4.750%	12/15/10	20	19
Dominion Resources, Inc.		5.700%	9/17/12	180	179
FirstEnergy Corp.		6.450%	11/15/11	500	517
Niagara Mohawk Power Corporation		7.750%	10/1/08	50	52
The AES Corporation		9.500%	6/1/09	150	162

					1,316

Energy	2.0%
CenterPoint Energy, Inc.		5.875%	6/1/08	120	121
Duke Energy Corporation		5.625%	11/30/12	160	160
Exelon Corporation		6.750%	5/1/11	300	313
Pacific Gas and Electric Company		3.600%	3/1/09	320	304
Progress Energy, Inc.		5.850%	10/30/08	100	101
Progress Energy, Inc.		7.100%	3/1/11	170	180
TXU Corp.		6.375%	6/15/06	60	60
TXU Corp.		6.375%	1/1/08	90	91
TXU Corp.		4.800%	11/15/09	80	77

					1,407

Environmental Services	0.7%
Waste Management, Inc.		6.875%	5/15/09	250	260
Waste Management, Inc.		7.375%	8/1/10	230	245

					505

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Food, Beverage and Tobacco	1.3%
Altria Group, Inc.		7.000%	11/4/13	$480	$516
General Mills, Inc.		5.125%	2/15/07	40	40
Kraft Foods Inc.		5.625%	11/1/11	40	40
Pepsi Bottling Holdings Inc.		5.625%	2/17/09	120	121	B
Sara Lee Corporation		2.750%	6/15/08	150	141
Sara Lee Corporation		6.250%	9/15/11	60	61

					919

Gas and Pipeline Utilities	0.8%
ANR Pipeline, Inc.		8.875%	3/15/10	65	69
Kinder Morgan Energy Partners, L.P.		7.500%	11/1/10	90	97
Southern Natural Gas Company		8.875%	3/15/10	85	90
The Williams Companies, Inc.		6.536%	10/1/10	280	286	A,B

					542

Investment Banking/Brokerage	3.2%
Goldman Sachs Group, L.P.		5.265%	6/28/10	530	532	A
JPMorgan Chase & Co.		5.125%	9/15/14	390	375
JPMorgan Chase Capital XIII		5.910%	9/30/34	20	20	A
Lehman Brothers Holdings Inc.		4.500%	7/26/10	140	135
Lehman Brothers Holdings Inc.		5.550%	8/19/65	220	221	A,B
Merrill Lynch & Co., Inc.		4.930%	2/5/10	160	160	A
Morgan Stanley		4.850%	1/18/11	250	250	A
Morgan Stanley		5.050%	1/21/11	280	275
The Bear Stearns Companies Inc.		4.550%	6/23/10	250	242

					2,210

Manufacturing (Diversified)	0.4%
Tyco International Group SA		4.436%	6/15/07	280	275	B

Media	1.8%
Clear Channel Communications, Inc.		6.000%	11/1/06	180	180
Clear Channel Communications, Inc.		4.250%	5/15/09	240	229
Clear Channel Communications, Inc.		7.650%	9/15/10	10	11
Clear Channel Communications, Inc.		5.500%	9/15/14	40	37
Liberty Media Corporation		7.875%	7/15/09	270	284
News America Incorporated		5.300%	12/15/14	200	192
Time Warner Inc.		6.875%	5/1/12	200	210
Turner Broadcasting System, Inc.		8.375%	7/1/13	130	145

					1,288

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Medical Care Facilities	0.2%
HCA, Inc.		8.750%	9/1/10	$50	$54
HCA, Inc.		6.750%	7/15/13	70	70

					124

Medical Products	0.2%
Bristol-Myers Squibb Company		5.750%	10/1/11	110	111

Oil and Gas	4.2%
Amerada Hess Corporation		6.650%	8/15/11	530	554
El Paso Corporation		6.950%	12/15/07	300	302
Kerr-McGee Corporation		5.875%	9/15/06	115	115
Kerr-McGee Corporation		6.625%	10/15/07	60	61
Kerr-McGee Corporation		6.875%	9/15/11	330	345
Occidental Petroleum Corporation		7.375%	11/15/08	140	147
Occidental Petroleum Corporation		6.750%	1/15/12	200	214
Pemex Project Funding Master Trust		6.125%	8/15/08	540	544
Pemex Project Funding Master Trust		7.375%	12/15/14	230	246
XTO Energy, Inc.		7.500%	4/15/12	100	109
XTO Energy, Inc.		6.250%	4/15/13	190	197
XTO Energy, Inc.		5.650%	4/1/16	160	158

					2,992

Paper and Forest Products	0.6%
International Paper Company		3.800%	4/1/08	230	222
International Paper Company		6.750%	9/1/11	50	52
Weyerhaeuser Company		6.750%	3/15/12	130	136

					410

Photo Equipment and Supplies	0.6%
Eastman Kodak Company		3.625%	5/15/08	270	252
Eastman Kodak Company		7.250%	11/15/13	150	146

					398

Special Purpose	4.8%
BAE Systems Holdings Inc.		5.149%	8/15/08	130	130	A,B
DaimlerChrysler NA Holding Corporation		5.210%	10/31/08	130	130	A
DaimlerChrysler NA Holding Corporation		4.875%	6/15/10	360	347
DaimlerChrysler NA Holding Corporation		6.500%	11/15/13	460	468
Devon Financing Corporation ULC		6.875%	9/30/11	250	265
ILFC E-Capital Trust I		5.900%	12/21/65	200	194	B,C
International Lease Finance Corporation		5.000%	4/15/10	510	500
National Rural Utilities Cooperative Finance Corporation		3.875%	2/15/08	100	98

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Special Purpose—Continued
Sprint Capital Corporation		6.125%	11/15/08	$280	$285
Sprint Capital Corporation		8.375%	3/15/12	110	124
The Williams Companies, Inc. Credit-Linked Certificates		6.750%	4/15/09	170	172	B
The Williams Companies, Inc. Credit-Linked Certificates		7.930%	5/1/09	255	264	A,B
Verizon Global Funding Corp.		7.250%	12/1/10	350	372

					3,349

Telecommunications	1.0%
AT&T Inc.		4.125%	9/15/09	190	182
AT&T Inc.		5.300%	11/15/10	180	178
AT&T Inc.		6.250%	3/15/11	100	102
GTE Hawaiian Telephone Company, Inc.		7.375%	9/1/06	10	10
Qwest Communications International Incorporated		8.249%	2/15/09	200	204	A

					676

Telecommunications (Cellular/Wireless)	0.7%
New Cingular Wireless Services Inc.		8.125%	5/1/12	420	472

Total Corporate Bonds and Notes (Identified Cost—$26,383)					25,934
Asset-Backed Securities	0.2%

Indexed SecuritiesA	0.2%
Metris Master Trust 2004-1		5.056%	4/20/11	100	100
Morgan Stanley ABS Capital I 2003-NC8 A2		5.178%	9/25/33	6	6
Residential Asset Securities Corporation 2002-KS7		5.188%	11/25/32	27	27

					133

Total Asset-Backed Securities (Identified Cost—$133)					133
Mortgage-Backed Securities	3.3%

Fixed Rate Securities	0.1%
Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1		7.000%	3/25/34	31	32

Indexed SecuritiesA	0.1%
Merrill Lynch Mortgage Investors, Inc. 2004-B		5.756%	6/25/29	43	44

Variable Rate SecuritiesD	3.1%
Banc of America Funding Corporation 2005-B		5.116%	4/25/35	213	210
Bear Stearns ALT-A Trust 2005-2		4.763%	4/25/35	177	174

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Mortgage-Backed Securities—Continued

Variable Rate Securities—Continued
Countrywide Home Loans 2004-20		6.146%	9/25/34	$43	$44
J.P. Morgan Mortgage Trust 2004-A3		4.308%	7/25/34	350	341
MASTR Adjustable Rate Mortgages Trust 2004-13		3.787%	11/21/34	450	423
MLCC Mortgage Investors, Inc. 2005-1 2A1		4.969%	4/25/35	73	72
MLCC Mortgage Investors, Inc. 2005-1 2A2		4.969%	4/25/35	238	234
Structured Adjustable Rate Mortgage Loan Trust 2004-6 3A2		4.727%	6/25/34	233	228
WaMu Mortgage Pass-Through Certificates, Series 2005-AR12		4.843%	10/25/35	184	182
WaMu Mortgage Pass-Through Certificates, Series 2005-AR4		4.678%	4/25/35	300	290

					2,198

Total Mortgage-Backed Securities (Identified Cost—$2,326)					2,274
U.S. Government and Agency Obligations	40.4%

Fixed Rate Securities	36.1%
Farmer Mac		4.250%	7/29/08	80	78
Federal Home Loan Bank		3.125%	9/15/06	100	99
Federal Home Loan Bank		4.125%	4/18/08	140	138
Freddie Mac		4.750%	1/18/11	710	698
Tennessee Valley Authority		5.625%	1/18/11	10	10
Tennessee Valley Authority		6.790%	5/23/12	210	227
Tennessee Valley Authority		5.880%	4/1/36	20	22
United States Treasury Bonds		8.000%	11/15/21	410	539
United States Treasury Bonds		6.125%	11/15/27	110	125
United States Treasury Bonds		5.375%	2/15/31	510	537
United States Treasury Bonds		4.500%	2/15/36	468	439
United States Treasury Notes		4.000%	8/31/07	1,290	1,275
United States Treasury Notes		3.000%	11/15/07	3,600	3,497
United States Treasury Notes		4.375%	1/31/08	120	119
United States Treasury Notes		3.750%	5/15/08	3,940	3,855
United States Treasury Notes		3.125%	9/15/08	4,090	3,931
United States Treasury Notes		3.375%	9/15/09	770	735
United States Treasury Notes		3.375%	10/15/09	10	9
United States Treasury Notes		6.500%	2/15/10	40	42
United States Treasury Notes		3.875%	5/15/10	2,820	2,720
United States Treasury Notes		4.250%	10/15/10	1,080	1,055

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

U.S. Government and Agency Obligations—Continued

Fixed Rate Securities—Continued
United States Treasury Notes		4.500%	11/15/10	$2,520	$2,486
United States Treasury Notes		4.500%	2/28/11	350	345
United States Treasury Notes		4.250%	11/15/14	10	10
United States Treasury Notes		4.125%	5/15/15	2,200	2,079
United States Treasury Notes		4.250%	8/15/15	180	171

					25,241

Treasury Inflation-Protected SecuritiesE	4.0%
United States Treasury Inflation-Protected Security		0.875%	4/15/10	220	208
United States Treasury Inflation-Protected Security		2.000%	1/15/14	1,127	1,100
United States Treasury Inflation-Protected Security		2.000%	7/15/14	168	164
United States Treasury Inflation-Protected Security		1.875%	7/15/15	499	480
United States Treasury Inflation-Protected Security		2.375%	1/15/25	400	402
United States Treasury Inflation-Protected Security		2.000%	1/15/26	449	426

					2,780

Stripped Securities	0.3%
United States Treasury Bonds		0.000%	11/15/21	250	113	F2
United States Treasury Bonds		0.000%	11/15/27	270	91	F2

					204

Total U.S. Government and Agency Obligations (Identified Cost—$28,847)					28,225
U.S. Government Agency Mortgage-Backed Securities	15.3%

Fixed Rate Securities	13.3%
Fannie Mae		5.000%	12/1/36	8,900	8,466	G
Freddie Mac		4.375%	11/16/07	370	366
Freddie Mac		5.000%	7/15/14	390	385
Freddie Mac		5.000%	12/1/36	100	95	G

					9,312

Variable Rate SecuritiesD	2.0%
Fannie Mae		4.587%	9/1/35	444	439
Fannie Mae		4.317%	12/1/34	900	879
Freddie Mac		4.079%	1/1/35	28	27
Freddie Mac		4.105%	1/1/35	50	49

					1,394

Total U.S. Government Agency Mortgage-Backed Securities (Identified Cost—$10,819)					10,706

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Yankee BondsH	7.3%

Banking and Finance	0.6%
AIFUL CORPORATION		5.000%	8/10/10	$190	$184	B
HSBC Holdings plc		7.500%	7/15/09	120	127
MUFG Capital Finance 1 Limited		6.346%	7/29/49	150	148C

					459

Banks	0.6%
Banco Santiago SA		5.220%	12/9/09	200	200	A,B
Royal Bank of Scotland Group plc		9.118%	3/31/49	180	202

					402

Foreign Governments	2.3%
Federative Republic of Brazil		8.875%	4/15/24	30	35
Federative Republic of Brazil		8.875%	4/15/24	20	23
Federative Republic of Brazil		10.125%	5/15/27	12	16
Federative Republic of Brazil		12.250%	3/6/30	35	53
Federative Republic of Brazil		11.000%	8/17/40	137	176
Republic of Bulgaria		8.250%	1/15/15	30	35
Republic of Colombia		11.750%	2/25/20	78	111
Republic of Panama		7.125%	1/29/26	70	72
Republic of Panama		9.375%	4/1/29	20	25
Republic of Peru		5.000%	3/7/17	40	37C
Republic of Peru		8.750%	11/21/33	77	86
Russian Federation		5.000%	3/31/30	340	373	C
Russian Federation		5.000%	3/31/30	210	230	B,C
United Mexican States		8.300%	8/15/31	10	12
United Mexican States		7.500%	4/8/33	287	320

					1,604

Manufacturing (Diversified)	0.6%
Tyco International Group SA		6.375%	10/15/11	180	185
Tyco International Group SA		6.000%	11/15/13	250	251

					436

Special Purpose	0.6%
Anadarko Finance Company		6.750%	5/1/11	150	158
Deutsche Telekom International Finance BV		8.000%	6/15/10	240	261

					419

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

Yankee Bonds—Continued

Telecommunications	2.3%
British Telecommunications plc		8.375%	12/15/10	$350		$390
France Telecom SA		7.750%	3/1/11	300		327
Koninklijke (Royal) KPN NV		8.000%	10/1/10	460		494
Telecom Italia Capital		4.000%	11/15/08	40		39
Telecom Italia Capital		5.160%	2/1/11	370		373	A

						1,623

Utilities	0.3%
United Utilities plc		6.450%	4/1/08	170		173

Total Yankee Bonds (Identified Cost—$5,136)						5,116
Foreign Government Obligations	0.6%
Canadian Real Return Bond		4.000%	12/1/31	189	I	245	E
Queensland Treasury Corp		6.000%	6/14/11	270	J	197	E

Total Foreign Government Obligations (Identified Cost—$421)						442
Foreign Corporate Bonds	0.1%
General Motors Corporation		8.375%	7/5/33	50	J	44

Total Foreign Corporate Bonds (Identified Cost—$65)						44
Preferred Stocks	0.2%
General Motors Corporation		4.500%		7	shs	167

Total Preferred Stocks (Identified Cost—$168)						167

Total Long-Term Securities (Identified Cost—$74,298)						73,041
Short-Term Securities	7.8%

U.S. Government and Agency Obligations	0.1%
Fannie Mae		0.000%	5/15/06	$107		107	K,L

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Intermediate Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR		VALUE

Short-Term Securities—continued

Options PurchasedM	N.M.
Eurodollar Futures Call, September 2006, Strike Price $94.75				49N		$16
Morgan Stanley Swaption Call, May 2006, Strike Price $4.92				2,200,000	N	0.4

						16

Repurchase Agreements	7.7%
Goldman, Sachs & Company 4.77%, dated 3/31/06, to be repurchased at $5,369 on 4/3/06 (Collateral: $5,365 Fannie Mae notes, 7.125%, due 3/15/07, value $5,479)				$5,367		5,367

Total Short-Term Securities (Identified Cost—$5,514)						5,490
Total Investments (Identified Cost—$79,812)	112.3%					78,531
Other Assets Less Liabilities	(12.3)%					(8,623)

Net Assets	100.0%					$69,908

Annual Report to Shareholders

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedM
Eurodollar Futures	June 2006	7	$(6)
U.S. Treasury Note Futures	June 2006	52	(43)

			$(49)

Futures Contracts WrittenM
U.S. Treasury Note Futures	June 2006	4	$5

Options WrittenM
Morgan Stanley Swaption Call, Strike Price $4.96	May 2006	900,000	$11
U.S. Treasury Note Futures Call, Strike Price $109.00	June 2006	51	8
U.S. Treasury Note Futures Put, Strike Price $105.00	June 2006	48	(1)

			$18

A	Indexed security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Consumer Price Index (“CPI”), or the one-year Treasury Bill rate. The coupon rates are the rates as of March 31, 2006.
B	Rule 144a – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 4.5% of net assets.
C	Stepped coupon security – A security with a predetermined schedule of interest or dividend rate changes, at which time it begins to accrue interest or pay dividends.
D	The coupon rates shown on variable rate securities are the rates at March 31, 2006. These rates vary with the weighted average coupon of the underlying loans.
E	Inflation-Protected Security – A security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.
F	Stripped security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.
G	When-issued security – Security purchased on a delayed basis. Final settlement amount and maturity date have not yet been announced.
H	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
I	Denominated in Canadian dollars.
J	Denominated in euros.
K	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
L	All or a portion of this security is pledged as collateral to cover futures and options contracts.
M	Options and futures are described in more detail in the notes to financial statements.
N	Par represents actual number of contracts.

N.M.—Not Meaningful.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Intermediate Plus Bond Portfolio

March 31, 2006

(Amounts in Thousands)

Assets:
Investment securities at market value (Identified Cost—$74,298)		$73,041
Short-term securities at value (Identified Cost—$5,514)		5,490
Swap contracts at value		43
Cash and foreign currencies		1,604
Receivable for securities sold		8,075
Interest and dividends receivable		785
Futures variation margin receivable		2
Unrealized appreciation on forward foreign currency contracts		35

Total assets		89,075

Liabilities:
Payable for securities purchased	$16,813
Payable for fund shares repurchased	2,200
Accrued management fee	15
Income distribution payable	51
Options written (Proceeds—$35)	17
Accrued expenses	71

Total liabilities		19,167

Net Assets		$69,908

Net assets consist of:
Accumulated paid-in-capital applicable to:
7,177 Institutional Class shares outstanding		$71,417
Overdistributions of net investment income		(36)
Accumulated net realized loss on investments, options, futures, swaps and foreign currency transactions		(214)
Unrealized appreciation/(depreciation) of investments, options, futures, swaps and foreign currency translations		(1,259)

Net Assets		$69,908

Net Asset Value Per Share:
Institutional Class		$9.74

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Intermediate Plus Bond Portfolio

For the Year Ended March 31, 2006

(Amounts in Thousands)

Investment Income:
Interest	$2,529
Dividends	42

Total income		$2,571
Expenses:
Advisory fee	228
Audit and legal fees	85
Custodian fees	62
Directors’ fees and expenses	2
Registration fees	7
Reports to shareholders	17
Transfer agent and shareholder servicing expense	15
Other expenses	16

	432
Less: Fees waived	(174)
Compensating balance creditsA	(1)

Total expenses, net of waivers and compensating balance credits		257

Net Investment Income		2,314

Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on:
Investments	(77)
Options	63
Futures	(19)
Foreign currency transactions	(2)
Swaps	6

		(29)
Change in unrealized appreciation/(depreciation) on:
Investments, options, futures, and swaps	(814)
Assets and liabilities denominated in foreign currency	1

		(813)

Net Realized and Unrealized Loss on Investments		(842)

Change in Net Assets Resulting From Operations		$1,472

A	See note 1, compensating balance credits, in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Intermediate Plus Bond Portfolio

(Amounts in Thousands)

	FOR THE YEARS ENDED
	3/31/06	3/31/05
Change in Net Assets:
Net investment income	$2,314	$530

Net realized loss on investments, options, futures, foreign currency transactions and swaps	(29)	(107)

Change in unrealized appreciation/(depreciation) of investments, options, futures, swaps and assets and liabilities denominated in foreign currencies	(813)	(446)

Change in net assets resulting from operations	1,472	(23)

Distributions to Shareholders from:
Net investment income	(2,415)	(543)

Change in net assets from Fund share transactions	30,214	41,203

Change in net assets	29,271	40,637

Net Assets:
Beginning of year	40,637	—

End of year	$69,908	$40,637

Under/(over) distributions of net investment income	$(36)	$18

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Intermediate Plus Bond Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout each year shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	FOR THE YEARS ENDED MARCH 31,
	2006	2005
Net asset value, beginning of year	$9.86	$10.00

Investment operations:
Net investment income	.40	.32
Net realized and unrealized loss on investments, options, futures, swaps, and foreign currency transactions	(.11)	(.14)

Total from investment operations	.29	.18

Distributions paid from:
Net investment income	(.41)	(.32)

Total distributions	(.41)	(.32)

Net asset value, end of year	$9.74	$9.86

Total return	2.99%	1.81	%A

Ratios To Average Net Assets:B
Total expenses	.76%	1.22	%C
Expenses net of waivers, if any	.45%	.45	%C
Expenses net of all reductions	.45%	.45	%C
Net investment income	4.1%	3.1	%C

Supplemental Data:
Portfolio turnover rate	368.6%	463.5%
Net assets at end of year (in thousands)	$69,908	$40,637

A	Not annualized.
B	Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.
C	Annualized.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Core Bond Portfolio

The average annual total returns for the Western Asset Core Bond Portfolio for the period from its inception to March 31, 2006, are presented below, along with the total returns of its benchmark:

			Average Annual Total Returns Periods Ended March 31, 2006
	First Quarter 2006	One Year	Five Years	Ten Years	Since InceptionA
Western Asset Core Bond Portfolio
Institutional Class	-0.39%	2.46%	5.77%	6.82%	8.08%
Financial Intermediary Class	-0.45%	2.19%	5.48%	N/A	6.43%
Lehman Aggregate Bond IndexB	-0.65%	2.26%	5.11%	6.29%	6.16%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

Short-term interest rates rose significantly over the past 12 months, led by a 200 bpsC increase in the federal funds rate target. Long-term interest rates rose only moderately, resulting in a substantial flattening of the yield curve. Contrary to expectations that they would hike rates to only 4%, the Federal Reserve increased its target funds rate by 25 bps at every FOMC meeting, reaching 4.75% in March. Tighter-than-expected monetary policy pushed real yields up by more than nominal yields, reflecting reduced inflation expectations. The dollar also benefited from higher rates, rising some 7% against a basket of currencies. Mortgage-backed spreads began the period fairly tight, only to widen in the latter half of the period as concerns over extension risk mounted. Investment-grade credit spreads drifted wider, driven largely by fallout from the unexpected downgrade of Ford and GM debt. Thanks to a robust global economy, easy money, and strong gains in commodity prices, emerging market spreads tightened dramatically over the course of the period, leaving yields at record-low levels. High-yield spreads soared in the wake of the GM and Ford downgrades, but recovered dramatically to finish the period unchanged to somewhat tighter. Despite a substantial reduction of monetary policy accommodation during the period, gold rose over 35%, to $584 per ounce, returning to levels not seen since the inflation panic of 1980. Energy and industrial commodity prices also rose, registering substantial gains against all major currencies. Equity markets moved steadily higher over the course of the period.

The impact of market conditions on the Portfolio’s performance was negative for the 12-month period ended March 31, 2006, since interest rates rose significantly. With strategies producing mixed but generally positive results, the Portfolio’s Institutional Class’s total return of 2.46% (net of expenses) exceeded that of its benchmark, the Lehman Aggregate Bond Index, which recorded a total return of 2.26%. Our decision to extend duration moderately as rates rose suffered since rates continued to drift higher. A barbelled exposure to the yield curve in the early part of the period benefited from a flatter curve, but this was more than offset by an emphasis on the front end of the curve during the balance of the period since short-term rates rose more than we expected. A moderately overweight exposure to BBB corporates contributed to returns as spreads narrowed. An underweight exposure to the mortgage-backed sector in the first part of the period benefited as spreads widened, and a shift to an overweight exposure later in the period benefited as spreads stabilized and then tightened modestly. A moderate exposure to Treasury Inflation-Protected Securities had a somewhat negative impact on returns since declining breakeven spreads were only partially offset by a higher-than-expected inflation adjustment for the period.

Western Asset Management Company

A	The Fund’s Institutional Class inception date is September 4, 1990. The Financial Intermediary Class inception date is July 22, 1999. Index returns are for periods beginning August 31, 1990.
B	A market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed rate, publicly placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. The index does not incur fees and expenses and cannot be purchased directly by investors.
C	100 basis points = 1%.

Annual Report to Shareholders

Expense Example

Western Asset Core Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, service (12b-1) fees on Financial Intermediary Class shares, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested on October 1, 2005, and held through March 31, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples for the relevant classes that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/05	Ending Account Value 3/31/06	Expenses PaidA During the Period 10/1/05 to 3/31/06
Institutional Class:
Actual	$1,000.00	$995.70	$2.24
Hypothetical (5% return before expenses)	1,000.00	1,022.69	2.27

Financial Intermediary Class:
Actual	$1,000.00	$994.50	$3.48
Hypothetical (5% return before expenses)	1,000.00	1,021.44	3.53

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 0.45% and 0.70% for the Institutional Class and Financial Intermediary Class, respectively, multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182), and divided by 365.

Annual Report to Shareholders

Performance Information

Western Asset Core Bond Portfolio

The graphs compare the Fund’s total returns to that of an appropriate broad-based securities market index. The graphs illustrate the cumulative total return of an initial $1,000,000 investment in the Institutional Class and Financial Intermediary Class of the Fund, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in a Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit and inflation risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

Annual Report to Shareholders

Growth of a $1,000,000 Investment — Financial Intermediary Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning July 31, 1999.

Annual Report to Shareholders

Performance Information—Continued

Portfolio Composition (as of March 31, 2006)

Standard & Poor’s Debt RatingsB (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

B	Source: Standard & Poor's.
C	Preferred Stocks does not have a defined maturity date.
The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

Annual Report to Shareholders

Portfolio of Investments

Western Asset Core Bond Portfolio

March 31, 2006

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Long-Term Securities	109.2%

Corporate Bonds and Notes	16.8%

Aerospace/Defense	0.1%
Lockheed Martin Corporation		7.650%	5/1/16	$135	$155
Northrop Grumman Corporation		4.079%	11/16/06	2,600	2,581
Raytheon Company		6.000%	12/15/10	32	32	A
Raytheon Company		5.500%	11/15/12	65	65
Raytheon Company		5.375%	4/1/13	705	696	A
United Technologies Corporation		5.400%	5/1/35	1,460	1,376

					4,905

Automotive	0.4%
Ford Motor Company		7.450%	7/16/31	15,410	11,442	A
General Motors Corporation		8.375%	7/15/33	11,020	8,072	A

					19,514

Banking and Finance	3.0%
Boeing Capital Corporation		7.375%	9/27/10	3,240	3,490
Ford Motor Credit Company		6.625%	6/16/08	8,900	8,424	A
Ford Motor Credit Company		7.375%	10/28/09	50,175	47,171
Ford Motor Credit Company		7.875%	6/15/10	6,310	5,916
Ford Motor Credit Company		7.375%	2/1/11	6,435	5,920
Ford Motor Credit Company		7.250%	10/25/11	5,910	5,385
General Motors Acceptance Corporation		6.125%	2/1/07	5,210	5,130	A
General Motors Acceptance Corporation		6.150%	4/5/07	4,150	4,076	A
General Motors Acceptance Corporation		6.125%	8/28/07	8,620	8,361	A
General Motors Acceptance Corporation		5.625%	5/15/09	9,550	8,887	A
General Motors Acceptance Corporation		7.750%	1/19/10	5,355	5,221
General Motors Acceptance Corporation		7.250%	3/2/11	820	777
General Motors Acceptance Corporation		0.000%	6/15/15	13,910	6,072	B
HSBC Finance Corporation		7.875%	3/1/07	2,800	2,861
HSBC Finance Corporation		8.000%	7/15/10	690	753
HSBC Finance Corporation		7.000%	5/15/12	700	748
HSBC Finance Corporation		6.375%	11/27/12	440	456
SB Treasury Company LLC		9.400%	12/29/49	2,930	3,153	C,D
SLM Corporation		4.540%	4/1/09	7,960	7,705	E
Wachovia Capital Trust III		5.800%	3/15/42	6,130	6,022	E

					136,528

Banks	0.2%
Bank of America Corporation		7.400%	1/15/11	2,000	2,162
Bank One Corporation		7.875%	8/1/10	4,500	4,907

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Banks—Continued
Bank One Corporation		5.900%	11/15/11	$2,000	$2,032
Firstar Bank NA		7.125%	12/1/09	450	476

					9,577

Cable	0.4%
Comcast Corporation		6.500%	1/15/15	1,800	1,844
Comcast Corporation		7.050%	3/15/33	3,130	3,221	A
Comcast MO of Delaware Inc.		9.000%	9/1/08	2,200	2,364
Cox Communications, Inc.		7.875%	8/15/09	9,640	10,207

					17,636

Computer Services and Systems	0.2%
Electronic Data Systems Corporation		7.125%	10/15/09	7,685	8,073

Diversified Financial Services	1.0%
Marsh & McLennan Companies, Inc.		5.150%	9/15/10	38,220	37,358
U.S. Bancorp		3.125%	3/15/08	10,300	9,904
Wells Fargo & Company		5.000%	11/15/14	690	663

					47,925

Electric	1.0%
Dominion Resources, Inc.		4.125%	2/15/08	10,850	10,580
Dominion Resources, Inc.		5.125%	12/15/09	50	49
Dominion Resources, Inc.		4.750%	12/15/10	570	548
Dominion Resources, Inc.		5.700%	9/17/12	2,050	2,031	A
Exelon Corporation		5.625%	6/15/35	4,840	4,393
FirstEnergy Corp.		5.500%	11/15/06	15,290	15,294
FirstEnergy Corp.		6.450%	11/15/11	340	352
FirstEnergy Corp.		7.375%	11/15/31	10,850	12,052
The Cleveland Electric Illuminating Company		5.650%	12/15/13	280	277
The Detroit Edison Company		6.125%	10/1/10	920	941

					46,517

Energy	1.3%
Duke Energy Corporation		6.250%	1/15/12	590	608
Duke Energy Corporation		5.625%	11/30/12	1,330	1,332
Pacific Gas and Electric Company		6.050%	3/1/34	940	920
Progress Energy, Inc.		7.100%	3/1/11	3,170	3,362
TXU Corp.		6.375%	6/15/06	8,380	8,395
TXU Corp.		4.800%	11/15/09	9,000	8,647
TXU Corp.		6.550%	11/15/34	11,020	9,945	A
TXU Energy Co.		7.000%	3/15/13	25,800	26,872

					60,081

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Environmental Services	0.5%
Waste Management, Inc.		7.125%	10/1/07	$10,330	$10,574
Waste Management, Inc.		6.875%	5/15/09	2,000	2,079
Waste Management, Inc.		6.375%	11/15/12	2,530	2,628
Waste Management, Inc.		7.125%	12/15/17	6,000	6,555
Waste Management, Inc.		7.375%	5/15/29	1,220	1,369

					23,205

Food, Beverage and Tobacco	0.2%
Altria Group, Inc.		7.000%	11/4/13	3,815	4,101
Altria Group, Inc.		7.750%	1/15/27	2,500	2,861
R.J. Reynolds Tobacco Holdings, Inc.		7.875%	5/15/09	3,240	3,378

					10,340

Gas and Pipeline Utilities	0.7%
Dynegy Holdings Inc.		8.750%	2/15/12	11,260	11,767	A
Southern Natural Gas Company		8.000%	3/1/32	7,390	8,105
Tennessee Gas Pipeline Company		8.375%	6/15/32	1,110	1,267	A
The Williams Companies, Inc.		8.125%	3/15/12	3,730	4,005
The Williams Companies, Inc.		7.500%	1/15/31	5,000	5,187
The Williams Companies, Inc.		8.750%	3/15/32	3,240	3,791

					34,122

Health Care	0.2%
Tenet Healthcare Corporation		6.375%	12/1/11	2,500	2,256	A
Tenet Healthcare Corporation		7.375%	2/1/13	9,462	8,634

					10,890

Investment Banking/Brokerage	0.8%
J.P. Morgan & Co. Incorporated		6.805%	2/15/12	2,000	2,108	E
JPMorgan Chase & Co.		5.750%	1/2/13	3,770	3,795
Lehman Brothers Holdings Inc.		4.721%	4/20/07	5,470	5,478	E
Merrill Lynch & Co., Inc.		4.790%	3/12/07	5,210	5,172	E
Merrill Lynch & Co., Inc.		3.375%	9/14/07	11,120	10,822
Morgan Stanley		5.300%	3/1/13	3,380	3,306
The Goldman Sachs Group, Inc.		4.750%	7/15/13	4,370	4,129

					34,810

Investment Management	0.2%
Dryden Investor Trust		7.157%	7/23/08	7,713	7,849	C

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Media	1.1%
Clear Channel Communications, Inc.		4.625%	1/15/08	$1,430	$1,404
Clear Channel Communications, Inc.		4.250%	5/15/09	2,130	2,028
Clear Channel Communications, Inc.		5.500%	9/15/14	1,650	1,525
Liberty Media Corporation		6.410%	9/17/06	10,573	10,616	E
Liberty Media Corporation		7.875%	7/15/09	9,000	9,470	A
Liberty Media Corporation		3.750%	2/15/30	290	164	G
News America, Inc.		6.200%	12/15/34	605	567
Time Warner Inc.		6.875%	5/1/12	8,270	8,671
Time Warner Inc.		6.950%	1/15/28	2,000	2,028
Time Warner Inc.		7.625%	4/15/31	1,350	1,471
Time Warner Inc.		7.700%	5/1/32	8,565	9,419
Viacom Inc.		5.625%	8/15/12	970	953

					48,316

Medical Care Facilities	0.8%
HCA, Inc.		5.750%	3/15/14	40,360	37,762

Oil and Gas	1.6%
Amerada Hess Corporation		7.300%	8/15/31	12,535	13,956
Conoco Inc.		6.950%	4/15/29	9,950	11,256
ConocoPhillips		4.750%	10/15/12	1,770	1,707	A
Devon Energy Corporation		7.950%	4/15/32	4,145	5,076
El Paso Corporation		7.800%	8/1/31	110	110
El Paso Natural Gas Company		8.375%	6/15/32	3,610	4,082
Kerr-McGee Corporation		6.875%	9/15/11	17,000	17,773
Pemex Project Funding Master Trust		6.625%	6/15/35	12,805	12,370	A,C
Sonat Inc.		7.625%	7/15/11	5,000	5,150	A
XTO Energy, Inc.		7.500%	4/15/12	1,110	1,212
XTO Energy, Inc.		6.250%	4/15/13	980	1,014	A

					73,706

Paper and Forest Products	0.1%
Weyerhaeuser Company		6.750%	3/15/12	3,445	3,586

Pharmaceuticals	N.M.
Bristol-Myers Squibb Company		5.750%	10/1/11	830	839

Photo Equipment and Supplies	1.1%
Eastman Kodak Company		3.625%	5/15/08	17,500	16,334	A
Eastman Kodak Company		7.250%	11/15/13	34,680	33,689

					50,023

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Real Estate	N.M.
Socgen Real Estate Co. LLC		7.640%	12/29/49	$260	$267	C,D

Retail	0.1%
Target Corporation		4.000%	6/15/13	4,445	4,085	A
Wal-Mart Stores, Inc.		5.450%	8/1/06	150	150

					4,235

Special Purpose	1.3%
ASIF Global Financing XIX		4.900%	1/17/13	2,010	1,939	C
DaimlerChrysler North America Holding Corporation		4.050%	6/4/08	1,530	1,482
DaimlerChrysler North America Holding Corporation		7.200%	9/1/09	1,240	1,295
DaimlerChrysler North America Holding Corporation		5.875%	3/15/11	700	697
Patrons’ Legacy 2003 IV		5.775%	1/23/17	5,800	5,792	C
Rabobank Capital Funding Trust II		5.260%	12/31/49	470	452	C,D
Rabobank Capital Funding Trust III		5.254%	12/29/49	3,030	2,864	C,D
Sprint Capital Corporation		6.000%	1/15/07	31,760	31,911
Sprint Capital Corporation		8.375%	3/15/12	7,935	8,966
Texaco Capital Inc.		5.500%	1/15/09	1,000	1,009
Unilever Capital Corporation		7.125%	11/1/10	1,730	1,841
Verizon Global Funding Corp.		7.250%	12/1/10	2,220	2,357
Verizon Global Funding Corp.		7.375%	9/1/12	5	6

					60,611

Telecommunications	0.1%
AT&T Inc.		5.100%	9/15/14	4,960	4,708
BellSouth Corporation		4.750%	11/15/12	440	416
GTE Hawaiian Telephone Company, Inc.		7.375%	9/1/06	700	700

					5,824

Transportation	0.4%
Continental Airlines, Inc.		6.900%	1/2/18	312	318
Continental Airlines, Inc.		6.545%	2/2/19	2,569	2,603
Delta Air Lines, Inc.		6.718%	1/2/23	3,947	3,987
Delta Air Lines, Inc.		7.111%	9/18/11	500	499
Southwest Airlines Co.		5.496%	11/1/06	9,000	9,014

					16,421

Total Corporate Bonds and Notes (Identified Cost—$789,708)					773,562

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Asset-Backed Securities	2.2%

Fixed Rate Securities	0.3%
Advanta Mortgage Loan Trust 1999-3		7.590%	6/25/14	$242	$243
Conseco Finance Securitizations Corp. 2000-5		7.960%	2/1/32	4,700	3,850
Equity One ABS, Inc. 2003-3		4.995%	12/25/33	6,796	6,762
Green Tree Financial Corporation 1996-5		8.100%	7/15/26	789	127
Green Tree Home Improvement Loan Trust 1997-D		7.450%	9/15/28	416	416

					11,398

Indexed SecuritiesE	1.9%
AAA Trust 2005-2		4.918%	11/26/35	5,302	5,308	C
Aegis Asset Backed Securities Trust 2005-2		4.918%	6/25/35	10,992	10,993
Aesop Funding II LLC 2003-4A		5.006%	8/20/07	11,583	11,589	C
Amortizing Residential Collateral Trust 2002-BC1M		5.098%	1/1/32	326	326
Asset Backed Funding Certificates 2002-SB1		5.248%	12/25/30	2,323	2,329
Brazos Higher Education Authority, Inc. 2005-1		4.990%	9/26/16	17,777	17,759
CDC Mortgage Capital Trust 2002-HE1		5.128%	1/25/33	957	958
CIT Group Home Equity Loan Trust 2002-1		5.108%	3/25/33	779	781
Countrywide Asset-Backed Certificates 2003-BC3		5.128%	9/25/33	1,272	1,273
Countrywide Asset-Backed Certificates 2005-AB1		4.918%	8/25/35	9,624	9,626
Fleet Home Equity Loan Trust 2003-1		5.026%	1/20/33	5,016	5,021
Long Beach Mortgage Loan Trust 2000-1		5.300%	1/21/31	361	361
Provident Bank Home Equity Loan Trust 1999-3		5.208%	1/25/31	1,234	1,235
Residential Asset Mortgage Products, Inc. 2003-RS2		5.158%	3/25/33	459	459
Residential Asset Securities Corporation 2001-KS2		5.048%	6/25/31	663	663
Residential Asset Securities Corporation 2001-KS3		5.048%	9/25/31	265	265
Structured Asset Investment Loan Trust 2005-3		4.948%	4/25/35	18,351	18,354

					87,300

Stripped Securities	N.M.
Diversified REIT Trust 1999-1A		0.532%	3/18/11	109,631	1,439	H1

Total Asset-Backed Securities (Identified Cost—$101,540)					100,137

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Mortgage-Backed Securities	20.9%

Fixed Rate Securities	3.7%
Asset Securitization Corporation 1996-D2		6.920%	2/14/29	$1,050	$1,053
Banc of America Commercial Mortgage Inc. 2005-5		5.115%	10/10/45	6,440	6,229
Criimi Mae Commercial Mortgage Trust 1998-C1		7.000%	6/2/33	7,350	7,451	C
Deutsche Mortgage and Asset Receiving Corporation 1998-C1		6.538%	6/15/31	8,671	8,806
GS Mortgage Securities Corporation II 2005-GG4		4.680%	7/10/39	12,900	12,337
J.P. Morgan Chase Commercial Mortgage Pass-Through Certificates, Series 2005-CIBC12		4.895%	9/12/37	1,610	1,531
LB-UBS Commercial Mortgage Trust 2005-C3 A5		4.739%	7/15/30	13,356	12,582
LB-UBS Commercial Mortgage Trust 2005-C3 AAB		4.664%	7/15/30	15,000	14,305
LB-UBS Commercial Mortgage Trust 2005-C5		4.954%	9/15/30	10,800	10,341
MASTR Reperforming Loan Trust 2005-1		7.000%	8/25/34	13,294	13,539	C
MASTR Specialized Loan Trust 2005-1		6.500%	8/25/34	1,601	1,575	C
Merrill Lynch Mortgage Investors, Inc. 1996-C2		6.960%	11/21/28	61	61
Morgan Stanley Capital I 2005-HQ6		4.989%	8/13/42	13,450	12,890
Residential Asset Mortgage Products, Inc. 2005-SL2		7.500%	2/25/32	6,360	6,521
Residential Asset Securitization Trust 2003-A14		4.750%	2/25/19	61,769	59,182

					168,403

Indexed SecuritiesE	16.0%
Banc of America Funding Corporation 2005-E		4.916%	6/20/35	31,766	32,143
Chevy Chase Mortgage Funding Corporation 2003-2A		5.198%	5/25/34	4,671	4,680
Countrywide Alternative Loan Trust 2005-14		5.028%	5/25/35	19,441	19,460
Countrywide Alternative Loan Trust 2005-17 1A1		5.078%	7/25/35	24,867	24,927
Countrywide Alternative Loan Trust 2005-17 2A1		5.058%	7/25/35	43,587	43,572
Countrywide Alternative Loan Trust 2005-38		5.168%	9/25/35	780	784
Countrywide Asset-Backed Certificates 2005-3		5.108%	4/25/35	24,892	24,938
Countrywide Home Loans 2005-9 1A1		5.118%	5/25/35	27,111	27,212
Countrywide Home Loans 2005-9 2A1		5.038%	5/25/35	17,615	17,613
Credit-Based Asset Servicing and Securitization 2001-CB2		5.108%	8/25/33	903	903

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Granite Mortgages PLC 2003-1		4.791%	1/20/20	$3,928	$3,934	I
Greenpoint Mortgage Funding Trust 2005-AR1		5.038%	6/25/45	21,234	21,328
Greenpoint Mortgage Funding Trust 2005-AR4		5.078%	10/25/45	7,225	7,246
GSMPS Mortgage Loan Trust 2005-RP2		5.168%	3/25/35	24,803	24,906	C
Harborview Mortgage Loan Trust 2005-7		5.146%	6/19/45	34,298	34,480
Impac CMB Trust 2003-7		5.458%	8/25/33	1,810	1,811
Lehman XS Trust 2006-2N		5.078%	2/25/46	27,902	27,955
Lehman XS Trust 2005-5N		5.118%	11/25/35	17,101	17,106
Medallion Trust 2000-1G		4.799%	7/12/31	184	184	I
Medallion Trust 2000-2G		5.130%	12/18/31	1,315	1,317	I
Medallion Trust 2003-1G		5.120%	12/21/33	3,192	3,201	I
MLCC Mortgage Investors, Inc. 2003-B		5.158%	4/25/28	5,983	6,018
MSDWCC Heloc Trust 2005-1		5.008%	7/25/17	3,332	3,333
People’s Choice Home Loan Securities Trust 2005-2		4.928%	5/25/35	3,275	3,276
Thornburg Mortgage Securities Trust 2006-1		4.988%	1/25/36	67,736	67,601
Thornburg Mortgage Securities Trust 2005-2 A1		5.038%	7/25/45	14,038	14,031
Thornburg Mortgage Securities Trust 2005-2 A2		5.048%	7/25/45	18,185	18,195
WaMu Mortgage Pass-Through Certificates, Series 2005-AR6 A1A		5.048%	4/25/45	24,447	24,442
WaMu Mortgage Pass-Through Certificates, Series 2005-AR8 1A		5.088%	7/25/45	32,358	32,370
WaMu Mortgage Pass-Through Certificates, Series 2005-AR11		5.138%	8/25/45	74,180	74,564
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13 A1A1		5.108%	10/25/45	32,004	32,155
WaMu Mortgage Pass-Through Certificates, Series 2005-AR13 B10		5.781%	10/25/45	4,189	3,318
WaMu Mortgage Pass-Through Certificates, Series 2005-AR17		5.108%	12/25/45	20,374	20,425
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19 A1A1		5.088%	12/25/45	46,720	46,809
WaMu Mortgage Pass-Through Certificates, Series 2005-AR19 A1A2		5.108%	12/25/45	51,119	51,242

					737,479

Stripped Securities	N.M.
FFCA Secured Lending Corporation 1999-1A		1.468%	9/18/25	8,060	304	C,H1
LB-UBS Commercial Mortgage Trust 2001-C3		0.977%	6/15/36	18,894	737	C,H1
Structured Mortgage Asset Residential Trust 1991-8		0.013%	1/25/23	625	0.1H1

					1,041

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Mortgage-Backed Securities—Continued

Variable Rate SecuritiesF	1.2%
GE Capital Commercial Mortgage Corporation 2005-C4		5.331%	11/10/45	$6,650	$6,560
IndyMac INDX Mortgage Loan Trust 2005-AR15		5.099%	9/25/35	9,511	9,154
J.P. Morgan Chase Commercial Mortgage Pass-Through Certificates, Series 2005-CB13		5.295%	1/12/43	7,500	7,369
Merrill Lynch Mortgage Trust 2005-CKI1		5.245%	11/12/37	23,750	23,315
Morgan Stanley Mortgage Loan Trust 2005-3AR		5.244%	7/25/35	7,113	7,080
Wachovia Bank Commercial Mortgage Trust		5.118%	7/15/42	4,000	3,861

					57,339

Total Mortgage-Backed Securities (Identified Cost—$972,001)					964,262
U.S. Government and Agency Obligations	16.2%

Fixed Rate Securities	13.6%
Fannie Mae		4.875%	4/15/09	11,890	11,809	A
Fannie Mae		5.200%	11/8/10	10,910	10,814
Federal Home Loan Bank		7.250%	2/15/07	100	102
Freddie Mac		4.625%	2/21/08	7,540	7,478
Freddie Mac		4.750%	1/18/11	6,560	6,447	A
Freddie Mac		5.250%	2/24/11	21,300	21,197
Freddie Mac		5.125%	4/18/11	5,080	5,072
Tennessee Valley Authority		6.750%	11/1/25	2,560	2,991
Tennessee Valley Authority		7.125%	5/1/30	2,450	3,034
United States Treasury Bonds		7.500%	11/15/16	1,490	1,801	A
United States Treasury Bonds		7.250%	8/15/22	13,010	16,133	A
United States Treasury Bonds		6.250%	8/15/23	1,980	2,246	A
United States Treasury Bonds		2.000%	1/15/26	18,431	17,466	A
United States Treasury Bonds		5.250%	11/15/28	5,630	5,781	A
United States Treasury Bonds		5.250%	2/15/29	31,240	32,077	A
United States Treasury Bonds		6.250%	5/15/30	17,115	20,002	A
United States Treasury Bonds		5.375%	2/15/31	530	558	A
United States Treasury Bonds		4.500%	2/15/36	56,767	53,263	A
United States Treasury Notes		2.750%	6/30/06	10,360	10,312	A
United States Treasury Notes		2.500%	9/30/06	89,540	88,522	A
United States Treasury Notes		3.000%	2/15/08	12,760	12,343	A
United States Treasury Notes		3.750%	5/15/08	2,840	2,779	A
United States Treasury Notes		3.125%	10/15/08	12,680	12,170	A
United States Treasury Notes		4.375%	11/15/08	5,590	5,526	A
United States Treasury Notes		4.500%	2/15/09	4,270	4,233	A

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

U.S. Government and Agency Obligations—Continued

Fixed Rate Securities—Continued
United States Treasury Notes		2.625%	3/15/09	$10,510	$9,882	A
United States Treasury Notes		3.500%	8/15/09	4,700	4,508	A
United States Treasury Notes		3.375%	10/15/09	750	715	A
United States Treasury Notes		3.500%	12/15/09	18,492	17,671	A
United States Treasury Notes		3.625%	1/15/10	39,670	38,031	A
United States Treasury Notes		3.500%	2/15/10	12,250	11,678	A
United States Treasury Notes		4.125%	8/15/10	4,660	4,532	A
United States Treasury Notes		3.875%	9/15/10	16,010	15,400	A
United States Treasury Notes		4.250%	10/15/10	2,530	2,471
United States Treasury Notes		4.500%	11/15/10	77,580	76,537	A
United States Treasury Notes		4.500%	2/28/11	89,680	88,373	A
United States Treasury Notes		2.000%	1/15/16	439	426	A
United States Treasury Notes		4.500%	2/15/16	30	29	A

					624,409

Treasury Inflation-Protected SecuritiesJ	2.6%
United States Treasury Inflation-Protected Security		3.375%	1/15/07	14,828	14,987	A
United States Treasury Inflation-Protected Security		3.625%	1/15/08	601	618	A
United States Treasury Inflation-Protected Security		3.875%	1/15/09	8,849	9,264	A
United States Treasury Inflation-Protected Security		3.375%	1/15/12	7,816	8,286	A
United States Treasury Inflation-Protected Security		1.875%	7/15/13	14,928	14,496	A
United States Treasury Inflation-Protected Security		2.000%	1/15/14	633	618	A
United States Treasury Inflation-Protected Security		2.000%	7/15/14	32	31	A
United States Treasury Inflation-Protected Security		2.375%	1/15/25	51,767	52,024	A
United States Treasury Inflation-Protected Security		3.625%	4/15/28	12,331	15,157	A
United States Treasury Inflation-Protected Security		3.875%	4/15/29	3,859	4,953	A

					120,434

Total U.S. Government and Agency Obligations (Identified Cost—$756,475)					744,843

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

U.S. Government Agency Mortgage-Backed Securities	47.9%

Fixed Rate Securities	45.3%
Fannie Mae		7.000%	9/1/07 to 2/1/33	$12,074	$12,444
Fannie Mae		4.610%	10/10/13	30,420	28,902
Fannie Mae		8.000%	5/1/15	47	50
Fannie Mae		6.000%	11/1/16 to 10/1/35	34,211	34,249
Fannie Mae		5.500%	4/1/18 to 10/1/35	64,016	62,609
Fannie Mae		4.500%	7/1/18 to 9/1/35	13,979	13,067
Fannie Mae		4.000%	8/1/20 to 9/1/20	6,243	5,838
Fannie Mae		5.000%	8/1/20 to 1/1/36	160,657	153,512
Fannie Mae		7.500%	6/1/25 to 7/1/29	826	863
Fannie Mae		6.500%	7/1/28 to 7/1/35	23,932	24,473
Fannie Mae		5.000%	12/1/36	656,350	624,763	K
Fannie Mae		5.000%	12/1/36	60,400	57,455	K
Fannie Mae		5.500%	12/1/36	500	487	K
Fannie Mae		5.500%	12/1/36	404,800	395,060	K
Fannie Mae		6.000%	12/1/36	281,850	281,410	K
Fannie Mae		6.500%	12/1/36	90,850	92,554	K
Freddie Mac		9.750%	7/1/08	13	13
Freddie Mac		6.000%	3/1/09 to 5/1/29	1,635	1,655
Freddie Mac		4.125%	10/18/10	2,490	2,388	A
Freddie Mac		4.650%	10/10/13	34,390	32,659
Freddie Mac		5.500%	12/1/13 to 8/1/35	36,344	35,530
Freddie Mac		9.300%	4/15/19	181	180
Freddie Mac		5.000%	9/1/20 to 8/1/33	66,721	64,116
Freddie Mac		7.000%	4/1/24 to 5/1/32	3,956	4,074
Freddie Mac		6.500%	6/1/32	75	76
Freddie Mac		5.625%	11/23/35	16,370	15,716
Government National Mortgage Association		10.000%	11/15/09	0.3	0.3
Government National Mortgage Association		8.000%	10/15/16 to 7/15/17	233	246
Government National Mortgage Association		7.500%	10/15/22 to 8/15/32	465	486
Government National Mortgage Association		7.000%	6/15/23 to 5/15/32	516	538
Government National Mortgage Association		6.500%	10/15/23 to 3/15/33	23,826	24,710
Government National Mortgage Association		6.000%	3/15/26 to 8/15/35	42,198	42,713

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

U.S. Government Agency Mortgage-Backed Securities—Continued

Fixed Rate Securities—Continued
Government National Mortgage Association		5.500%	1/15/33	$274	$271
Government National Mortgage Association		5.000%	6/15/35 to 9/15/35	72,591	70,340

					2,083,447

Stripped Securities	N.M.
Fannie Mae		9.500%	2/1/17	17	4	H1
Fannie Mae		1009.300%	2/25/20	0	0.3H1
Fannie Mae		1009.300%	8/25/21	1	17	H1
Fannie Mae		0.000	5/25/22	156	132	H2
Financing Corporation		0.000%	4/5/19	1,150	578	H2
Freddie Mac		10.000%	3/1/21	119	33	H1
Freddie Mac		0.000%	7/15/22	19	16	H2

					780

Variable Rate SecuritiesF	2.6%
Fannie Mae		4.778%	6/1/35	17,607	17,517
Fannie Mae		4.340%	8/1/35	1,545	1,520
Fannie Mae		4.619%	9/1/35	9,030	8,932
Fannie Mae		4.706%	9/1/35	4,045	4,012
Fannie Mae		4.598%	10/1/35	3,451	3,415
Fannie Mae		4.680%	10/1/35	3,871	3,837
Fannie Mae		4.739%	10/1/35	5,764	5,725
Fannie Mae		4.841%	10/1/35	3,839	3,824
Fannie Mae		5.500%	7/1/34	924	903
Fannie Mae		5.655%	10/1/35	20,342	20,819
Fannie Mae		5.656%	11/1/35	8,475	8,674
Fannie Mae		5.651%	11/1/35	8,506	8,706
Fannie Mae		5.654%	11/1/35	8,459	8,658
Fannie Mae		5.657%	11/1/35	8,449	8,647
Fannie Mae		5.661%	11/1/35	8,427	8,625
Freddie Mac		4.884%	10/1/35	6,221	6,184

					119,998

Total U.S. Government Agency Mortgage-Backed Securities (Identified Cost—$2,228,932)					2,204,225

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Yankee BondsI	4.9%

Aerospace/Defense	0.1%
Systems 2001 Asset Trust		6.664%	9/15/13	$3,167	$3,301	C

Banking and Finance	0.2%
AIFUL CORPORATION		5.000%	8/10/10	4,030	3,899	C
MUFG Capital Finance 1 Limited		6.346%	7/25/49	4,660	4,586	A,D

					8,485

Banks	0.3%
Shinsei Fin Cayman Ltd		6.418%	1/29/49	7,240	7,126	A,C,D
The Korea Development Bank		4.250%	11/13/07	6,045	5,939

					13,065

Cable	0.1%
Rogers Cable Inc.		5.500%	3/15/14	4,340	4,112

Electric	N.M.
Hydro-Quebec		6.300%	5/11/11	570	594

Foreign Governments	2.0%
Quebec Province		5.500%	4/11/06	200	200
Russian Federation		5.000%	3/31/30	49,315	54,109	D
United Mexican States		5.625%	1/15/17	818	792	A
United Mexican States		8.300%	8/15/31	6,100	7,372
United Mexican States		7.500%	4/8/33	28,342	31,601

					94,074

Manufacturing (Diversified)	1.1%
Tyco International Group SA		5.800%	8/1/06	10,250	10,262
Tyco International Group SA		6.750%	2/15/11	430	447
Tyco International Group SA		6.375%	10/15/11	1,230	1,263
Tyco International Group SA		6.000%	11/15/13	2,300	2,310
Tyco International Group SA		7.000%	6/15/28	3,700	3,893
Tyco International Group SA		6.875%	1/15/29	29,900	31,219

					49,394

Mining	N.M.
Corporacion Nacional del Cobre-Codelco		4.750%	10/15/14	1,750	1,638	C

Oil and Gas	0.1%
YPF Sociedad Anonima		7.750%	8/27/07	3,250	3,299

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

Yankee Bonds—Continued

Special Purpose	0.6%
Anadarko Finance Company		6.750%	5/1/11	$1,590		$1,675
Conoco Funding Company		6.350%	10/15/11	400		417
Conoco Funding Company		7.250%	10/15/31	350		409
CVRD Finance Ltd.		5.250%	10/15/07	3,503		3,503	C,E
HSBC Capital Funding LP		4.610%	4/27/49	1,630		1,497	A,C,D
Petronas Capital Ltd.		7.875%	5/22/22	1,340		1,586	C
Petrozuata Finance, Inc.		8.220%	4/1/17	3,950		3,891	C
Resona Preferred Global Securities (Cayman) Ltd.		7.191%	7/30/49	13,670		14,263	C,D

						27,241

Telecommunications	0.4%
British Telecommunications plc		8.375%	12/15/10	1,755		1,957
Deutsche Telekom International Finance B.V.		5.750%	3/23/16	5,370		5,246
Koninklijke (Royal) KPN NV		8.000%	10/1/10	8,240		8,845
Telecom Italia Capital S.p.A.		5.250%	11/15/13	965		914
Telecom Italia Capital S.p.A.		4.950%	9/30/14	2,570		2,365
Telecom Italia Capital S.p.A.		5.250%	10/1/15	2,060		1,917

						21,244

Total Yankee Bonds (Identified Cost—$216,892)						226,447
Preferred Stocks	0.3%
Fannie Mae		5.375%		0	shs	4,216	G
General Motors Corporation		5.250%		368		5,980	G
Home Ownership Funding Corporation		13.331%		6		1,323	C,D
Home Ownership Funding Corporation II		13.338%		5		1,187	C,D

Total Preferred Stocks (Identified Cost—$19,963)						12,706

Total Long-Term Securities (Identified Cost—$5,085,511)						5,026,182

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

Investment of Collateral From Securities Lending	18.0%
State Street Navigator Securities Lending Prime Portfolio				827,860	shs	$827,860

Total Investment of Collateral From Securities Lending (Identified Cost—$827,860)						827,860
Short-Term Securities	22.2%

U.S. Government and Agency Obligations	19.7%
Fannie Mae		0.000%	5/15/06	$4,736		4,710	B,L
Fannie Mae		0.000%	5/31/06	30,000		29,780	A,B
Freddie Mac		0.000%	4/3/06	300,000		299,923	B
Freddie Mac		0.000%	4/3/06	500,000		499,871	B
United States Treasury Bills		0.000%	4/6/06	75,160		75,120	A,B

						909,404

Options PurchasedM	0.3%
Deutsche Bank Swaption Futures Call, May 2006, Strike Price $5.04				83,500,000	N	26
Eurodollar Futures Call, December 2006, Strike Price $94.50				2,305	N	1,974
Eurodollar Futures Call, June 2006, Strike Price $94.50				3,575	N	2,636
Eurodollar Futures Call, June 2006, Strike Price $95.00				485	N	18
Eurodollar Futures Call, September 2006, Strike Price $94.00				1,863	N	3,423
Eurodollar Futures Call, September 2006, Strike Price $94.50				2,214	N	1,564
Eurodollar Futures Put, June 2006, Strike Price $94.00				215	N	0
Goldman Sachs Swaption Futures Call, December 2006, Strike Price $4.848				260,550,000	N	794
Goldman Sachs Swaption Futures Call, May 2006, Strike Price $4.875				250,000,000	N	40
Goldman Sachs Swaption Futures Call, May 2006, Strike Price $4.97				101,500,000	N	17
Goldman Sachs Swaption Futures Call, May 2006, Strike Price $5.01				71,200,000	N	56
Goldman Sachs Swaption Futures Call, May 2006, Strike Price $5.03				71,200,000	N	62

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

	% OF NET ASSETS	PAR		VALUE

Short-Term Securities—Continued

Options Purchased—Continued
Goldman Sachs Swaption Futures Call, August 2006, Strike Price $5.07		74,900,000	N	$298
U.S. Treasury Bond Futures Call, June 2006, Strike Price $111.00		2	N	1
U.S. Treasury Note Futures Call, June 2006, Strike Price $103.00		1,579	N	2,418

				13,327

Repurchase Agreements	2.2%
Goldman, Sachs & Company 4.77%, dated 3/31/06, to be repurchased at $99,952 on 4/3/06 (Collateral; $58,295 Fannie Mae notes, 4.625% to 7.125%, due 1/15/08 to 1/15/30, value $63,125; $40,000 Federal Home Loan Bank bonds, 4.375%, due 9/17/10, value $38,880)		$99,912		99,912

Total Short-Term Securities (Identified Cost—$1,037,374)				1,022,643
Total Investments (Identified Cost—$6,950,745)	149.4%			6,876,685
Other Assets Less Liabilities	(31.4)%			(1,444,758)
Obligation to Return Collateral for Securities Loaned	(18.0)%			(827,860)

Net Assets	100.0%			$4,604,067

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedM
Eurodollar Futures	June 2006	682	$(1,171)
Eurodollar Futures	September 2006	3,651	(1,707)
Eurodollar Futures	December 2006	366	(454)
Eurodollar Futures	March 2008	509	(231)
U.S. Treasury Bond Futures	June 2006	1,258	(2,464)
U.S. Treasury Note Futures	June 2006	462	(171)
U.S. Treasury Note Futures	June 2006	961	(926)

			$(7,124)

Options WrittenM
Deutsche Bank Swaption Call, Strike Price $5.12	May 2006	33,400,000	347
Eurodollar Futures Call, Strike Price $94.875	September 2006	182	0.2
Eurodollar Futures Call, Strike Price $95.00	September 2006	2,723	253
Eurodollar Futures Call, Strike Price $95.25	September 2006	392	40

Annual Report to Shareholders

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Options Written—Continued
Eurodollar Futures Call, Strike Price $95.50	September 2006	1,290	$395
Eurodollar Futures Put, Strike Price $95.75	May 2006	76	(142)
Goldman Sachs Swaption Call, Strike Price $4.946	December 2006	121,155,750	1,767
Goldman Sachs Swaption Call, Strike Price $5.04	May 2006	33,850,000	371
U.S. Treasury Bond Futures Call, Strike Price $110.00	May 2006	325	28
U.S. Treasury Bond Futures Call, Strike Price $113.00	May 2006	1,582	881
U.S. Treasury Bond Futures Call, Strike Price $113.00	August 2006	342	162
U.S. Treasury Bond Futures Call, Strike Price $114.00	May 2006	174	52
U.S. Treasury Bond Futures Call, Strike Price $116.00	May 2006	839	685
U.S. Treasury Bond Futures Put, Strike Price $109.00	May 2006	630	(208)
U.S. Treasury Bond Futures Put, Strike Price $110.00	May 2006	346	(309)
U.S. Treasury Note Futures Call, Strike Price $105.00	May 2006	266	(1)
U.S. Treasury Note Futures Call, Strike Price $106.00	May 2006	330	76
U.S. Treasury Note Futures Call, Strike Price $107.00	May 2006	340	43
U.S. Treasury Note Futures Call, Strike Price $108.00	May 2006	1,241	201
U.S. Treasury Note Futures Call, Strike Price $108.00	August 2006	425	(7)
U.S. Treasury Note Futures Call, Strike Price $109.00	May 2006	68	28
U.S. Treasury Note Futures Call, Strike Price $109.00	August 2006	374	29
U.S. Treasury Note Futures Call, Strike Price $110.00	May 2006	1,706	870
U.S. Treasury Note Futures Call, Strike Price $110.00	August 2006	440	175
U.S. Treasury Note Futures Call, Strike Price $111.00	May 2006	337	212
U.S. Treasury Note Futures Call, Strike Price $112.00	May 2006	771	304
U.S. Treasury Note Futures Put, Strike Price $106.00	May 2006	250	(32)
U.S. Treasury Note Futures Put, Strike Price $107.00	May 2006	174	(126)

			$6,094

A	All or a portion of this security is on loan. See note 4 to the notes to financial statements.
B	Zero Coupon Bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
C	Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 3.1% of net assets.
D	Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes, at which time it begins to accrue interest or pay dividends.
E	Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Consumer Price Index (“CPI”), or the Eleventh District Cost of Funds Index (“COFI”) rate. The coupon rates are the rates as of March 31, 2006.
F	The coupon rates shown on variable rate securities are the rates at March 31, 2006. These rates vary with the weighted average coupon of the underlying loans.
G	Convertible Security – The security may be converted into the issuer’s common stock.
H	Securities with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.
I	Yankee Bond – A dollar denominated bond issued in the U.S. by foreign entities.
J	Treasury Inflation-Protected Security – A security whose principal value is adjusted daily in accordance with changes to the Consumer Price Index for All Urban Consumers. Interest is calculated on the basis of the current adjusted principal value.
K	When-issued Security – A security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Bond Portfolio—Continued

L	All or a portion of this security is pledged as collateral to cover futures and options contracts.
M	Options and futures are described in more detail in the notes to financial statements.
N	Par represents actual number of contracts.

N.M. – Not meaningful.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Core Bond Portfolio

March 31, 2006

(Amounts in Thousands)

Assets:
Investment securities at market value (Identified Cost—$5,913,371)A		$5,854,042
Short-term securities at value (Identified Cost—$1,037,374)		1,022,643
Cash		320
Receivable for securities sold		434,598
Receivable for fund shares sold		10,791
Interest and dividends receivable		37,543
Futures variation margin receivable		152
Other assets		1

Total assets		7,360,090

Liabilities:
Payable for securities purchased	$1,899,121
Payable for fund shares repurchased	1,779
Accrued management fee	1,597
Accrued distribution fee	78
Income distribution payable	972
Interest expense payable	3,765
Obligation to return collateral for securities loaned	827,860
Options written (Proceeds—$10,926)	4,832
Swap contracts at value	15,537
Accrued expenses	482

Total liabilities		2,756,023

Net Assets		$4,604,067

Net assets consist of:
Accumulated paid-in-capital applicable to:
384,055 Institutional Class shares outstanding		$4,347,295
32,654 Financial Intermediary Class shares outstanding		372,292
Undistributed net investment income		3,688
Accumulated net realized loss on investments, options, futures and swaps		(36,106)
Unrealized appreciation/(depreciation) of investments, options, futures and swaps		(83,102)

Net Assets		$4,604,067

Net Asset Value Per Share:
Institutional Class		$11.05
Financial Intermediary Class		$11.05

A	The market value of securities on loan is $811,288.

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Core Bond Portfolio

For the Year Ended March 31, 2006

(Amounts in Thousands)

Investment Income:
Interest	$195,037
Dividends	2,626

Total income		$197,663
Expenses:
Advisory fee	16,884
Distribution and service fees	798
Audit and legal fees	228
Custodian fees	780
Directors’ fees and expenses	189
Registration fees	172
Reports to shareholders	45
Transfer agent and shareholder servicing expense:
Institutional Class	72
Financial Intermediary Class	19
Other expenses	91

	19,278
Less: Compensating balance creditsA	(12)

Total expenses, net of compensating balance credits		19,266

Net Investment Income		178,397

Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on:
Investments	(37,839)
Options	18,083
Futures	(29,732)
Swaps	22,249

		(27,239)

Change in unrealized appreciation/(depreciation) on investments options, futures and swaps		(66,457)

Net Realized and Unrealized Loss on Investments		(93,696)

Change in Net Assets Resulting From Operations		$84,701

A	See note 1, compensating balance credits, in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Core Bond Portfolio

(Amounts in Thousands)

	FOR THE YEARS ENDED
	3/31/06	3/31/05
Change in Net Assets:
Net investment income	$178,397	$94,566

Net realized gain/(loss) on investments, options, futures, and swaps	(27,239)	21,564

Change in unrealized appreciation/(depreciation) of investments, options, futures, and swaps	(66,457)	(68,316)

Change in net assets resulting from operations	84,701	47,814

Distributions to Shareholders from:
Net investment income:
Institutional Class	(173,004)	(88,562)
Financial Intermediary Class	(13,718)	(5,081)

Net realized gain on investments:
Institutional Class	(1,163)	(62,444)
Financial Intermediary Class	(95)	(3,343)

Change in net assets from Fund share transactions:
Institutional Class	1,060,406	1,195,269
Financial Intermediary Class	103,640	150,821

Change in net assets	1,060,767	1,234,474

Net Assets:
Beginning of year	3,543,300	2,308,826

End of year	$4,604,067	$3,543,300

Under/(over) distributions of net investment income	$3,688	$(482)

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Core Bond Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout each year shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	FOR THE YEARS ENDED MARCH 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$11.29	$11.81	$11.57	$11.01	$11.09

Investment operations:
Net investment income	.49	.39	.41	.55	.62
Net realized and unrealized gain/(loss) on investments, options, futures, and swaps	(.22)	(.21)	.45	.65	.05

Total from investment operations	.27	.18	.86	1.20	.67

Distributions paid from:
Net investment income	(.51)	(.39)	(.44)	(.55)	(.62)
Net realized gain on investments	—B	(.31)	(.18)	(.09)	(.13)

Total distributions	(.51)	(.70)	(.62)	(.64)	(.75)

Net asset value, end of year	$11.05	$11.29	$11.81	$11.57	$11.01

Total return	2.46%	1.68%	7.64%	11.19%	6.14%

Ratios To Average Net Assets:A
Total expenses	.45%	.46%	.49%	.49%	.52%
Expenses net of waivers, if any	.45%	.46%	.49%	.49%	.50%
Expenses net of all reductions	.45%	.46%	.49%	.49%	.50%
Net investment income	4.3%	3.4%	3.5%	4.9%	5.6%

Supplemental Data:
Portfolio turnover rate	540.4%	407.2%	464.6%	438.6%	595.2%
Net assets at end of year (in thousands)	$4,243,248	$3,277,782	$2,187,219	$1,400,431	$971,544

A	Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.
B	$(.004) per share.

See notes to financial statements.

Annual Report to Shareholders

Financial Intermediary Class:

	FOR THE YEARS ENDED MARCH 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$11.29	$11.81	$11.57	$11.02	$11.10

Investment operations:
Net investment income	.47	.38	.40	.53	.59
Net realized and unrealized gain/(loss) on investments, options, futures, and swaps	(.22)	(.23)	.43	.63	.06

Total from investment operations	.25	.15	.83	1.16	.65

Distributions paid from:
Net investment income	(.49)	(.36)	(.41)	(.52)	(.60)
Net realized gain on investments	—B	(.31)	(.18)	(.09)	(.13)

Total distributions	(.49)	(.67)	(.59)	(.61)	(.73)

Net asset value, end of year	$11.05	$11.29	$11.81	$11.57	$11.02

Total return	2.19%	1.42%	7.36%	10.80%	5.88%

Ratios To Average Net Assets:A
Total expenses	.70%	.72%	.76%	.75%	.77%
Expenses net of waivers, if any	.70%	.72%	.75%	.75%	.75%
Expenses net of all reductions	.70%	.72%	.75%	.75%	.75%
Net investment income	4.1%	4.2%	3.3%	4.1%	5.3%

Supplemental Data:
Portfolio turnover rate	540.4%	407.2%	464.6%	438.6%	595.2%
Net assets at end of year (in thousands)	$360,819	$265,518	$121,607	$79,120	$1,885

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Core Plus Bond Portfolio

The average annual total returns for the Western Asset Core Plus Bond Portfolio for the period from its inception to March 31, 2006, are presented below, along with the total returns of its benchmark:

		Average Annual Total Returns Periods Ended March 31, 2006
	First Quarter 2006	One Year	Three Years	Five Years	Since InceptionA
Western Asset Core Plus Bond Portfolio
Institutional Class	-0.22%	2.57%	5.19%	6.71%	6.66%
Financial Intermediary Class	-0.29%	2.32%	4.94%	N/A	6.05%
Lehman Aggregate Bond IndexB	-0.65%	2.26%	2.92%	5.11%	5.64%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

Short-term interest rates rose significantly over the past 12 months, led by a 200 bpsC increase in the federal funds rate target. Long-term interest rates rose only moderately, resulting in a substantial flattening of the yield curve. Contrary to expectations that they would hike rates to only 4%, the Federal Reserve increased its target funds rate by 25 bps at every FOMC meeting, reaching 4.75% in March. Tighter-than-expected monetary policy pushed real yields up by more than nominal yields, reflecting reduced inflation expectations. The dollar also benefited from higher rates, rising some 7% against a basket of currencies. Mortgage-backed spreads began the period fairly tight, only to widen in the latter half of the period as concerns over extension risk mounted. Investment-grade credit spreads drifted wider, driven largely by fallout from the unexpected downgrade of Ford and GM debt. Thanks to a robust global economy, easy money, and strong gains in commodity prices, emerging market spreads tightened dramatically over the course of the period, leaving yields at record-low levels. High yield spreads soared in the wake of the GM and Ford downgrades, but recovered dramatically to finish the period unchanged to somewhat tighter. Despite a substantial reduction of monetary policy accommodation during the period, gold rose over 35%, to $584 per ounce, returning to levels not seen since the inflation panic of 1980. Energy and industrial commodity prices also rose, registering substantial gains against all major currencies. Equity markets moved steadily higher over the course of the period.

The impact of market conditions on the Portfolio’s performance was negative for the 12-month period ended March 31, 2006, since interest rates rose significantly. With strategies producing mixed but generally positive results, the Portfolio’s Institutional Class’s total return of 2.57% (net of expenses) exceeded that of its benchmark, the Lehman Aggregate Bond Index, which recorded a total return of 2.26%. Our decision to extend duration moderately as rates rose suffered since rates continued to drift higher. A barbelled exposure to the yield curve in the early part of the period benefited from a flatter curve, but this was more than offset by an emphasis on the front end of the curve during the balance of the period since short-term rates rose more than had been expected. A moderately overweight exposure to BBB corporates contributed to returns as spreads narrowed, but an emphasis on BB bonds, particularly increased exposure to GM and Ford in the wake of their unexpected downgrades, suffered as spreads continued to widen. An underweight exposure to the mortgage-backed sector in the first part of the period benefited as spreads widened, and a shift to an overweight exposure later in the period benefited as spreads stabilized and then tightened modestly. A moderate exposure to Treasury Inflation-Protected Securities had a somewhat negative impact on returns since declining break-even spreads were only partially offset by a higher-than-expected inflation adjustment for the period. A modest exposure to emerging market debt had a positive impact on performance as spreads moved generally tighter. Moderate nondollar bond exposure had a positive impact on performance as our choice of bonds outperformed their U.S. counterparts.

Western Asset Management Company

A	The Fund’s Institutional Class inception date is July 8, 1998. The Financial Intermediary Class inception date is January 8, 2002. The index return shown above is for the period beginning June 30, 1998.
B	A market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed rate, publicly placed, dollar-denominated, and nonconvertible investment grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity. The index does not incur fees and expenses and cannot be purchased directly by investors.
C	100 basis points = 1%.

Annual Report to Shareholders

Expense Example

Western Asset Core Plus Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, service (12b-1) fees on Financial Intermediary Class shares, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2005, and held through March 31, 2006.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/05	Ending Account Value 3/31/06	Expenses PaidA During the Period 10/1/05 to 3/31/06
Institutional Class:
Actual	$1,000.00	$994.20	$2.24
Hypothetical (5% return before expenses)	1,000.00	1,022.69	2.27

Financial Intermediary Class:
Actual	1,000.00	$991.90	$3.48
Hypothetical (5% return before expenses)	1,000.00	1,021.44	3.53

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 0.45% and 0.70% for the Institutional Class and Financial Intermediary Class, respectively, multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182), and divided by 365.

Annual Report to Shareholders

Performance Information

Western Asset Core Plus Bond Portfolio

The graphs compare the Fund’s total returns to that of an appropriate broad-based securities market index. The graphs illustrate the cumulative total return of an initial $1,000,000 investment in the Institutional Class and Financial Intermediary Class of the Fund, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit and inflation risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	Index returns are for periods beginning June 30, 1998.

Annual Report to Shareholders

Growth of a $1,000,000 Investment — Financial Intermediary Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning December 31, 2001.

Annual Report to Shareholders

Performance Information—Continued

Portfolio Composition (as of March 31, 2006)

Standard & Poor’s Debt RatingsC (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

C	Source: Standard & Poor's.
D	Preferred Stocks do not have a defined maturity date.
The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

Annual Report to Shareholders

Portfolio of Investments

Western Asset Core Plus Bond Portfolio

March 31, 2006

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Long-Term Securities	106.3%

Corporate Bonds and Notes	14.4%

Aerospace/Defense	0.1%
L-3 Communications Corp.		7.625%	6/15/12	$852	$880
Lockheed Martin Corporation		7.650%	5/1/16	945	1,083
Lockheed Martin Corporation		8.500%	12/1/29	20	26
Northrop Grumman Corporation		4.079%	11/16/06	3,580	3,554
Raytheon Company		6.750%	8/15/07	15	15
Raytheon Company		6.000%	12/15/10	41	42
Raytheon Company		5.500%	11/15/12	75	74
Raytheon Company		5.375%	4/1/13	875	864

					6,538

Apparel	N.M.
Oxford Industries, Inc.		8.875%	6/1/11	800	824
Russell Corporation		9.250%	5/1/10	130	135	A

					959

Auto Trucks and Parts	N.M.
Visteon Corporation		8.250%	8/1/10	2,050	1,691	A

Automotive	1.0%
Ford Motor Company		7.450%	7/16/31	42,400	31,482	A
General Motors Corporation		8.250%	7/15/23	8,000	5,760	A
General Motors Corporation		8.375%	7/15/33	46,380	33,973	A

					71,215

Banking and Finance	2.2%
Boeing Capital Corporation		5.800%	1/15/13	2,030	2,067	A
Countrywide Home Loans, Inc.		4.960%	2/27/08	25,000	24,996	B
Countrywide Financial Corporation		4.770%	11/3/06	15,000	14,999	A,B
Ford Motor Credit Company		6.625%	6/16/08	7,040	6,663	A
Ford Motor Credit Company		7.375%	10/28/09	45,920	43,171
Ford Motor Credit Company		7.875%	6/15/10	3,560	3,337
Ford Motor Credit Company		7.375%	2/1/11	19,135	17,604
Ford Motor Credit Company		7.250%	10/25/11	14,030	12,785	A
General Motors Acceptance Corporation		6.311%	11/30/07	4,570	4,269
General Motors Acceptance Corporation		8.000%	11/1/31	4,000	3,780	A
HSBC Finance Corporation		7.200%	7/15/06	3,750	3,770
HSBC Finance Corporation		6.400%	6/17/08	20	21
HSBC Finance Corporation		6.500%	11/15/08	40	41

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Corporate Bonds and Notes—Continued

Banking and Finance—Continued

HSBC Finance Corporation		8.000%	7/15/10	$70	$76
HSBC Finance Corporation		6.375%	8/1/10	1,000	1,033
HSBC Finance Corporation		7.000%	5/15/12	160	171
HSBC Finance Corporation		6.375%	11/27/12	520	539
SB Treasury Company LLC		9.400%	12/29/49	360	387	C,D
SLM Corporation		4.540%	4/1/09	11,220	10,861	B
Wachovia Capital Trust III		5.800%	3/15/42	9,420	9,255	D

					159,825

Banks	1.1%
American Express Bank Fsb		4.782%	6/29/06	50,000	50,005	B
Bank of America Corporation		7.400%	1/15/11	3,090	3,340
Bank One Corporation		4.125%	9/1/07	2,780	2,734	A
Bank One Corporation		7.875%	8/1/10	150	163	A
Bank One Corporation		5.900%	11/15/11	2,000	2,033
Firstar Bank NA		7.125%	12/1/09	350	370
Royal Bank of Scotland/New York		4.581%	7/5/06	21,900	21,908	B

					80,553

Cable	0.3%
Comcast Cable Communications, Inc.		6.750%	1/30/11	680	707	A
Comcast Corporation		6.500%	1/15/15	1,690	1,732	A
Comcast Corporation		7.050%	3/15/33	6,530	6,720	A
Comcast MO of Delaware Inc.		9.000%	9/1/08	1,060	1,139
Cox Communications, Inc.		7.875%	8/15/09	7,680	8,132
CSC Holdings Inc.		6.750%	4/15/12	500	489	A,C
CSC Holdings Inc.		7.875%	2/15/18	260	260
CSC Holdings Inc.		7.625%	7/15/18	568	561
DIRECTV Holdings LLC		6.375%	6/15/15	2,450	2,419
EchoStar DBS Corporation		6.625%	10/1/14	805	778

					22,937

Casino Resorts	0.1%
Caesars Entertainment Inc.		8.125%	5/15/11	733	797	A
Inn of The Mountain Gods Resort and Casino		12.000%	11/15/10	1,070	1,156
Mandalay Resort Group		9.500%	8/1/08	80	85
MGM MIRAGE		6.750%	9/1/12	815	814
MGM MIRAGE		6.625%	7/15/15	2,240	2,204
Premier Entertainment Biloxi LLC		10.750%	2/1/12	810	773

					5,829

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Chemicals	N.M.
IMC Global Inc.		11.250%	6/1/11	$132	$140
IMC Global Inc.		10.875%	8/1/13	460	527
MacDermid, Incorporated		9.125%	7/15/11	1,067	1,126
Westlake Chemical Corporation		6.625%	1/15/16	1,255	1,241	A

					3,034

Computer Services and Systems	0.3%
Electronic Data Systems Corporation		7.125%	10/15/09	19,905	20,909
International Business Machines Corporation		4.750%	11/29/12	40	39
SunGard Data Systems Inc.		9.125%	8/15/13	1,640	1,734	C

					22,682

Containers and Packaging	N.M.
Horizon Lines, LLC		9.000%	11/1/12	855	904

Diversified Financial Services	0.5%
American General Finance Corporation (AGFC)		5.090%	6/27/08	18,300	18,330	B
CIT Group Inc.		5.750%	9/25/07	80	80	A
Citigroup Inc.		5.000%	3/6/07	500	499	A
Citigroup Inc.		5.125%	2/14/11	2,790	2,752	A
Citigroup Inc.		5.000%	9/15/14	150	143
General Electric Capital Corporation		5.450%	1/15/13	225	225	A
Mizuho Preferred Capital Corp. LLC		8.790%	12/29/49	3,380	3,594	C,D
U.S. Bancorp		3.125%	3/15/08	8,290	7,971
Wells Fargo & Company		4.980%	6/12/06	50	50	B
Wells Fargo & Company		5.000%	11/15/14	2,750	2,644

					36,288

Electric	2.0%
Dominion Resources, Inc.		4.125%	2/15/08	2,000	1,950	A
Dominion Resources, Inc.		5.125%	12/15/09	1,260	1,242
Dominion Resources, Inc.		4.750%	12/15/10	1,010	970
Dominion Resources, Inc.		5.700%	9/17/12	3,335	3,305	A
FirstEnergy Corp.		5.500%	11/15/06	15,580	15,584
FirstEnergy Corp.		6.450%	11/15/11	1,640	1,697
FirstEnergy Corp.		7.375%	11/15/31	15,140	16,817	A
General Electric Company		5.000%	2/1/13	8,205	7,981
Niagara Mohawk Power Corporation		7.750%	10/1/08	500	525
The AES Corporation		8.750%	5/15/13	18,838	20,345	C

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Electric—Continued
The AES Corporation		7.750%	3/1/14	$63,005	$66,155	A
The AES Corporation		9.000%	5/15/15	7,700	8,355	C
The Cleveland Electric Illuminating Company		5.650%	12/15/13	1,495	1,482
The Detroit Edison Company		5.200%	10/15/12	10	10
TXU Electric Delivery Company		6.375%	1/15/15	685	707	A

					147,125

Energy	0.5%
Duke Energy Corporation		6.250%	1/15/12	620	639
Duke Energy Corporation		5.625%	11/30/12	1,420	1,422	A
Exelon Corporation		5.625%	6/15/35	7,510	6,816	A
MidAmerican Energy Holdings Company		5.875%	10/1/12	30	30
Pacific Gas and Electric Company		6.050%	3/1/34	590	577
Peabody Energy Corporation		6.875%	3/15/13	860	873
Peabody Energy Corporation		5.875%	4/15/16	880	838
Progress Energy, Inc.		7.100%	3/1/11	110	117
TXU Corp.		6.375%	6/15/06	9,795	9,813
TXU Corp.		4.800%	11/15/09	7,760	7,455	A
TXU Corp.		6.550%	11/15/34	13,325	12,025
TXU Energy Co.		7.000%	3/15/13	10	10

					40,615

Environmental Services	0.5%
Waste Management, Inc.		7.000%	10/15/06	5,330	5,376
Waste Management, Inc.		7.125%	10/1/07	10,940	11,199
Waste Management, Inc.		6.500%	11/15/08	4,340	4,451
Waste Management, Inc.		6.875%	5/15/09	8,000	8,318
Waste Management, Inc.		7.375%	8/1/10	6,055	6,460
Waste Management, Inc.		7.125%	12/15/17	500	546
Waste Management, Inc.		7.000%	7/15/28	3,010	3,222
Waste Management, Inc.		7.375%	5/15/29	80	90
Waste Management, Inc.		7.750%	5/15/32	750	880

					40,542

Food, Beverage and Tobacco	0.2%
Altria Group, Inc.		7.000%	11/4/13	4,905	5,274	A
Altria Group, Inc.		7.750%	1/15/27	5,000	5,721	A
R.J. Reynolds Tobacco Holdings, Inc.		7.875%	5/15/09	730	761
Sara Lee Corporation		6.250%	9/15/11	30	30
Sara Lee Corporation		3.875%	6/15/13	20	18

					11,804

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Corporate Bonds and Notes—Continued

Funeral Parlors and Cemeteries	N.M.
Service Corporation International		7.500%	6/15/17	$1,510	$1,536	C

Gaming	N.M.
Mohegan Tribal Gaming Authority		8.000%	4/1/12	245	257
River Rock Entertainment Authority		9.750%	11/1/11	220	237

					494

Gas and Pipeline Utilities	0.4%
Dynegy Holdings Inc.		8.750%	2/15/12	5,890	6,155	A
Southern Natural Gas Company		8.000%	3/1/32	8,940	9,805
The Williams Companies, Inc.		7.750%	6/15/31	530	562	A
The Williams Companies, Inc.		8.750%	3/15/32	10,130	11,852

					28,374

Health Care	0.7%
Tenet Healthcare Corporation		6.375%	12/1/11	2,500	2,256	A
Tenet Healthcare Corporation		7.375%	2/1/13	6,222	5,678	A
Tenet Healthcare Corporation		9.875%	7/1/14	27,435	27,778	A
Tenet Healthcare Corporation		9.500%	2/1/15	12,430	12,461	C

					48,173

Homebuilding	N.M.
Beazer Homes USA, Inc.		8.375%	4/15/12	210	218	A

Insurance	N.M.
Loews Corporation		8.875%	4/15/11	90	101

Investment Banking/Brokerage	0.4%
E*TRADE Financial Corporation		7.375%	9/15/13	590	602
JPMorgan Chase & Co.		6.000%	2/15/09	10	10
JPMorgan Chase & Co.		4.500%	11/15/10	140	135
JPMorgan Chase & Co.		5.750%	1/2/13	4,430	4,460
JPM Capital Trust II		7.950%	2/1/27	20	21
Lehman Brothers Holdings Inc.		4.000%	1/22/08	6,840	6,689
Lehman Brothers Holdings Inc.		7.000%	2/1/08	160	164
Merrill Lynch & Co., Inc.		3.375%	9/14/07	3,130	3,046
Merrill Lynch & Co., Inc.		3.125%	7/15/08	3,115	2,976
Merrill Lynch & Co., Inc.		6.375%	10/15/08	2,670	2,741
Morgan Stanley		3.625%	4/1/08	90	87	A
Morgan Stanley		5.300%	3/1/13	4,090	4,000

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Investment Banking/Brokerage—Continued
The Goldman Sachs Group, Inc.		6.600%	1/15/12	$2,810	$2,946
The Goldman Sachs Group, Inc.		4.750%	7/15/13	1,420	1,342

					29,219

Investment Management	N.M.
Dryden Investor Trust		7.157%	7/23/08	1,006	1,024	C

Lodging/Hotels	N.M.
Host Marriott Corporation		7.875%	8/1/08	83	84
Host Marriott LP		6.750%	6/1/16	2,140	2,137	C
Starwood Hotels & Resorts Worldwide, Inc.		7.375%	5/1/07	890	906

					3,127

Machinery	N.M.
Terex Corporation		7.375%	1/15/14	1,734	1,777

Manufacturing (Diversified)	N.M.
American Achievement Corp.		8.250%	4/1/12	250	255
Jacuzzi Brands Incorporated		9.625%	7/1/10	200	215
Procter & Gamble Company		8.500%	8/10/09	90	99
The Gillette Company		2.500%	6/1/08	160	151

					720

Media	0.6%
Clear Channel Communications, Inc.		4.625%	1/15/08	165	162
Clear Channel Communications, Inc.		4.250%	5/15/09	2,760	2,628
Clear Channel Communications, Inc.		5.500%	9/15/14	12,140	11,217
Lamar Media Corporation		7.250%	1/1/13	1,459	1,496	A
Liberty Media Corporation		5.700%	5/15/13	535	497	A
Liberty Media Corporation		3.750%	2/15/30	170	96	E
News America, Inc.		6.200%	12/15/34	1,300	1,218
News America, Inc.		6.750%	1/9/38	200	204
Readers Digest Association, Inc.		6.500%	3/1/11	460	459	A
Sinclair Broadcast Group, Inc.		8.000%	3/15/12	360	367	A
Time Warner Inc.		6.875%	5/1/12	5,850	6,134
Time Warner Inc.		7.625%	4/15/31	440	479	A
Time Warner Inc.		7.700%	5/1/32	14,180	15,594
Viacom Inc.		5.625%	8/15/12	1,350	1,327

					41,878

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Medical Care Facilities	0.2%
DaVita, Inc.		7.250%	3/15/15	$1,270	$1,276	A
HCA, Inc.		8.750%	9/1/10	256	278
HCA, Inc.		6.300%	10/1/12	3	3
HCA, Inc.		5.750%	3/15/14	150	140
HCA, Inc.		7.690%	6/15/25	723	715
HCA, Inc.		7.500%	11/6/33	14,640	14,335	A
Health Care REIT, Inc.		8.000%	9/12/12	128	140

					16,887

Medical Products	N.M.
Fresenius Medical Care Capital Trust II		7.875%	2/1/08	938	961	F
Fresenius Medical Care Capital Trust IV		7.875%	6/15/11	681	722

					1,683

Oil and Gas	1.3%
Amerada Hess Corporation		7.300%	8/15/31	16,795	18,700
Amerigas Partners, L.P.		7.250%	5/20/15	990	990
Chesapeake Energy Corporation		7.500%	9/15/13	700	731
Chesapeake Energy Corporation		6.250%	1/15/18	1,970	1,926	A
Conoco Inc.		6.950%	4/15/29	9,093	10,287	A
ConocoPhillips		8.750%	5/25/10	3,100	3,479
ConocoPhillips		4.750%	10/15/12	2,590	2,498	A
ConocoPhillips		5.900%	10/15/32	10	10
Devon Energy Corporation		7.950%	4/15/32	5,035	6,166	A
El Paso Corporation		7.800%	8/1/31	8,230	8,271
El Paso Corporation		7.750%	1/15/32	9,560	9,632	A
El Paso Natural Gas Company		8.375%	6/15/32	1,310	1,481
Kerr-McGee Corporation		6.875%	9/15/11	800	836
Kerr-McGee Corporation		7.875%	9/15/31	8,000	9,138	A
Pacific Energy Partners		7.125%	6/15/14	630	641
Pemex Project Funding Master Trust		6.625%	6/15/35	14,385	13,896	C
Pemex Project Funding Master Trust		8.500%	2/15/08	110	115
Plains Exploration & Production Company		7.125%	6/15/14	1,010	1,038	A
Pogo Producing Company		6.875%	10/1/17	850	839
Pride International, Inc.		7.375%	7/15/14	1,440	1,512
Seariver Maritime Inc.		0.000%	9/1/12	70	50	G
Suburban Propane Partners LP		6.875%	12/15/13	1,990	1,910	A
Vintage Petroleum, Inc.		8.250%	5/1/12	661	703
XTO Energy, Inc.		7.500%	4/15/12	691	754	A
XTO Energy, Inc.		6.250%	4/15/13	2,317	2,397

					98,000

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Paper and Forest Products	0.1%
Georgia-Pacific Corp.		8.125%	5/15/11	$9	$10
Georgia-Pacific Corp.		9.500%	12/1/11	191	209
Georgia-Pacific Corp.		7.700%	6/15/15	176	177
Weyerhaeuser Company		6.750%	3/15/12	4,635	4,825

					5,221

Pharmaceuticals	0.2%
AmerisourceBergen Corporation		5.875%	9/15/15	1,720	1,692	C
Bristol-Myers Squibb Company		5.750%	10/1/11	8,840	8,937
Omnicare, Inc.		6.875%	12/15/15	709	707	A

					11,336

Photo Equipment and Supplies	0.3%
Eastman Kodak Company		3.625%	5/15/08	1,430	1,335	A
Eastman Kodak Company		7.250%	11/15/13	21,284	20,676	A

					22,011

Real Estate	0.1%
Forest City Enterprises, Inc.		7.625%	6/1/15	360	380
Forest City Enterprises, Inc.		6.500%	2/1/17	597	589
Ventas, Inc.		8.750%	5/1/09	770	816
Ventas, Inc.		9.000%	5/1/12	440	494
Ventas, Inc.		6.625%	10/15/14	50	50
Ventas, Inc.		6.750%	6/1/10	800	808	A
Ventas, Inc.		7.125%	6/1/15	800	822

					3,959

Rental and Lease Services	N.M.
Hertz Corporation		8.875%	1/1/14	1,435	1,489	C

Retail	0.1%
J.C. Penney Company, Inc.		7.400%	4/1/37	690	744
Target Corporation		4.000%	6/15/13	5,340	4,907	A
Wal-Mart Stores, Inc.		4.125%	2/15/11	3,160	2,992	A

					8,643

Special Purpose	0.9%
AAC Group Holding Corp.		0.000%	10/1/12	770	597	D
Air 2 US Series A		8.027%	10/1/19	158	157	C
ASIF Global Financing XIX		4.900%	1/17/13	3,980	3,840	C

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Special Purpose—Continued
DaimlerChrysler North America Holding Corporation		4.050%	6/4/08	$610	$591	A
DaimlerChrysler North America Holding Corporation		7.200%	9/1/09	620	647
DaimlerChrysler North America Holding Corporation		5.875%	3/15/11	500	498
DaimlerChrysler North America Holding Corporation		7.300%	1/15/12	3,315	3,503	A
DaimlerChrysler North America Holding Corporation		6.500%	11/15/13	1,290	1,312	A
Di Finance Corporation		9.500%	2/15/13	1,100	1,144
Entercom Capital Inc.		7.625%	3/1/14	565	576
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC		9.000%	7/15/14	790	814
John Deere Capital Corporation		7.000%	3/15/12	80	86
Patrons’ Legacy 2003 IV		5.775%	1/23/17	7,900	7,889	C
Philip Morris Capital Corporation		7.500%	7/16/09	190	199
Rabobank Capital Funding Trust II		5.260%	12/31/49	590	567	C,D
Rabobank Capital Funding Trust III		5.254%	12/29/49	4,140	3,913	C,D
Sprint Capital Corporation		4.780%	8/17/06	4,725	4,715	D
Sprint Capital Corporation		6.000%	1/15/07	16,370	16,448
Sprint Capital Corporation		6.125%	11/15/08	130	132
Sprint Capital Corporation		8.375%	3/15/12	13,945	15,757
TCI Communications Financing III		9.650%	3/31/27	1,480	1,591
Texaco Capital Inc.		5.500%	1/15/09	1,600	1,615
UGS Corporation		10.000%	6/1/12	400	440
Unilever Capital Corporation		7.125%	11/1/10	1,450	1,543
Verizon Global Funding Corp.		7.375%	9/1/12	5	5

					68,579

Telecommunications	0.2%
AT&T Inc.		5.100%	9/15/14	8,630	8,191
BellSouth Corporation		4.750%	11/15/12	640	606
Cincinnati Bell Inc.		7.000%	2/15/15	2,452	2,427
Citizens Communications Company		9.250%	5/15/11	530	582

					11,806

Telecommunications (Cellular/Wireless)	N.M.
Nextel Communications, Inc.		5.950%	3/15/14	493	488
Nextel Communications, Inc.		7.375%	8/1/15	1,980	2,077

					2,565

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Corporate Bonds and Notes—Continued

Transportation	0.1%
Continental Airlines, Inc.		6.545%	2/2/19	$4,255	$4,312
Delta Air Lines, Inc.		5.869%	3/18/11	1,386	1,406
Delta Air Lines, Inc.		6.417%	7/2/12	40	40	A
Delta Air Lines, Inc.		6.718%	1/2/23	2,252	2,275
Norfolk Southern Corporation		6.200%	4/15/09	20	20

					8,053

Total Corporate Bonds and Notes (Identified Cost—$1,084,504)					1,069,414
Asset-Backed Securities	2.1%

Fixed Rate Securities	0.3%
Bay View Auto Trust 2003-LJ1		3.440%	4/25/12	253	247
Conseco Finance Securitizations Corp. 2000-4		8.310%	5/1/32	2,200	1,814
Conseco Finance Securitizations Corp. 2000-6		6.770%	9/1/32	325	326
Contimortgage Home Equity Loan Trust 1997-4		7.330%	10/15/28	1,374	1,133
Green Tree Financial Corporation 1992-2		9.150%	1/15/18	316	279
Green Tree Financial Corporation 1993-2		8.000%	7/15/18	879	854
Green Tree Home Improvement Loan Trust 1996-A		7.400%	2/15/26	546	472
Green Tree Home Improvement Loan Trust 1997-D		7.450%	9/15/28	297	297
Lehman ABS Manufactured Housing Contract 2001-B A3		4.350%	5/15/14	4,339	4,127
Lehman ABS Manufactured Housing Contract 2001-B A6		6.467%	8/15/28	3,262	3,307
Pegasus Aviation Lease Securitization 2000-1		8.370%	3/25/30	2,500	1,584	C
Residential Asset Mortgage Products, Inc. 2004-SL4		7.500%	7/25/32	2,868	2,952
UCFC Home Equity Loan Trust 1998-C		5.935%	1/15/30	30	30
Vanderbilt Mortgage Finance 1996-A		8.150%	5/7/26	526	532
Vanderbilt Mortgage Finance 1997-B		8.155%	10/7/26	250	257
Vanderbilt Mortgage Finance 1997-C		7.830%	8/7/27	500	508

					18,719

Indexed SecuritiesB	1.5%
AAA Trust 2005-2		4.918%	11/26/35	7,131	7,140	C
AFC Home Equity Loan Trust 2002-2		4.961%	6/25/30	744	746

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Asset-Backed Securities—Continued

Indexed Securities—Continued

Asset Backed Securities Corporation Home Equity Loan Trust 2001-HE3		5.289%	11/15/31	$595	$595
Bear Stearns Asset Backed Securities Series 2005-CL1		5.318%	9/25/34	17,332	17,340
Bear Stearns Asset Backed Securities, Inc. 2005-AQ2		4.978%	9/25/34	16,579	16,581
CDC Mortgage Capital Trust 2002-HE1		5.128%	1/25/33	912	913
Citibank Credit Card Issuance Trust 2002-C1		5.700%	2/9/09	2,040	2,053
Conseco Finance 2000-C		5.119%	12/15/29	73	73
Countrywide Asset-Backed Certificates 2002-BC1		5.148%	4/25/32	296	296
Countrywide Asset-Backed Certificates 2003-1		5.158%	6/25/33	470	471
Countrywide Asset-Backed Certificates 2003-BC3		5.128%	9/25/33	1,734	1,736
Countrywide Asset-Backed Certificates 2005-BC2		4.671%	5/25/35	4,210	4,210
Countrywide Home Equity Loan Trust 2002-F		5.099%	11/15/28	1,454	1,463
Credit Suisse First Boston Mortgage Securities Corp. 2005-AGE1		4.958%	2/25/32	19,315	19,318
Fannie Mae Grantor Trust 2002-T15		5.018%	11/25/32	1,942	1,942
Fannie Mae Grantor Trust 2005-T2		4.285%	11/28/35	11,390	11,388
Fleet Home Equity Loan Trust 2003-1		5.026%	1/20/33	8,394	8,402
Greenpoint Mortgage Funding Trust 2005-HE1		5.218%	9/25/34	1,200	1,204
IndyMac Home Equity Loan Asset-Backed Trust 2001-A		5.078%	3/25/31	178	178
Option One Mortgage Loan Trust 2003-1		5.238%	2/25/33	17	17
Popular ABA Morgage Pass-Through Trust 2005-A		4.918%	6/25/35	4,691	4,692
Provident Bank Home Equity Loan Trust 2000-2		5.088%	8/25/31	521	521
Residential Asset Mortgage Products, Inc. 2003-RS4		5.148%	5/25/33	2,686	2,706
Residential Funding Mortgage Securities II, Inc. 2003-HS3		5.108%	8/25/33	69	69
Salomon Brothers Mortgage Securities VII 2002-CIT1		5.118%	3/25/32	1,284	1,287

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Asset-Backed Securities—Continued

Indexed Securities—Continued
Southern Pacific Secured Assets Corporation 1998-2		5.158%	7/25/29	$40	$40
Vanderbilt Mortgage Finance 1999-D		7.920%	1/7/30	4,100	4,303
Wachovia Asset Securitization, Inc. 2002-HE1		5.031%	9/27/32	2,074	2,078
Wachovia Asset Securitization, Inc. 2002-HE2		5.091%	12/25/32	178	179
Wachovia Asset Securitization, Inc. 2003-HE1		5.108%	3/25/33	78	78

					112,019

Stripped Securities	N.M.
Diversified REIT Trust 2001-1		0.656%	3/8/10	14,234	352	C,H1
Green Tree Financial Corporation 1996-5		8.100%	7/15/27	4,520	726	H1
Oakwood Mortgage Investors Inc. 2001-E		6.000%	11/15/09	5,795	860	H1

					1,938

Variable Rate SecuritiesJ	0.3%
Countrywide Asset-Backed Certificates 2004-15		4.614%	12/25/32	11,882	11,515
Origen Manufactured Housing Contract Trust 2005-B A4		5.910%	1/15/37	4,797	4,691
Origen Manufactured Housing Contract Trust 2005-B M1		5.990%	1/15/37	1,500	1,474
Origen Manufactured Housing Contract Trust 2005-B M2		6.480%	1/15/37	2,100	2,055

					19,735

Total Asset-Backed Securities (Identified Cost—$153,561)					152,411
Mortgage-Backed Securities	18.3%

Fixed Rate Securities	1.6%
Asset Securitization Corporation 1996-D2		6.920%	2/14/29	1,632	1,637
Banc of America Funding Corporation 2003-1		6.000%	5/20/33	706	688
Blackrock Capital Finance L.P. 1997-R3		7.220%	11/25/28	58	58	C
Criimi Mae Commercial Mortgage Trust 1998-C1		7.000%	6/2/33	535	543	C
GMAC Commercial Mortgage Securities Inc. 1998-C1		6.700%	5/15/30	8,086	8,255

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Mortgage-Backed Securities—Continued

Fixed Rate Securities—Continued

GMAC Commercial Mortgage Securities Inc. 1999-C2		6.945%	9/15/33	$340	$354
GS Mortgage Securities Corporation II 1998-C1		6.620%	10/18/30	5,030	5,140
GS Mortgage Securities Corporation II 2005-GG4		4.680%	7/10/39	18,650	17,836
J.P. Morgan Chase Commercial Mortgage Securities Corp., 2005-CIBC12		4.895%	9/12/37	3,000	2,853
J.P. Morgan Commercial Mortgage Finance Corp., 1999-C8		7.400%	7/15/31	2,000	2,093
LB-UBS Commercial Mortgage Trust 2005-C3 A5		4.739%	7/15/30	8,640	8,140
LB-UBS Commercial Mortgage Trust 2005-C3 AAB		4.664%	7/15/30	4,100	3,910
MASTR Reperforming Loan Trust 2005-1 1A1		6.000%	8/25/34	7,803	7,752	C
MASTR Reperforming Loan Trust 2005-1 1A3		7.000%	8/25/34	11,715	11,932	C
Morgan Stanley Capital I 2005-HQ6		4.989%	8/13/42	21,070	20,193
Residential Asset Mortgage Products, Inc. 2005-SL2		7.500%	3/25/32	19,876	20,379
Residential Asset Securitization Trust 2003-A14		4.750%	2/25/19	3,573	3,423
Structured Asset Securities Corporation 1996-CFL		7.750%	2/25/28	1,071	1,086

					116,272

Indexed SecuritiesB	15.1%
American Home Mortgage Investment Trust 2005-4		5.108%	11/25/45	32,093	32,146
Citigroup Mortgage Loan Trust 2005-HE2		5.218%	5/25/35	27,029	27,089	C
Countrywide Alternative Loan Trust 2005-38		5.168%	9/25/35	39,772	39,982
Countrywide Alternative Loan Trust 2005-44 1A1		5.148%	10/25/35	53,681	53,747
Countrywide Alternative Loan Trust 2005-44 2A1		5.128%	10/25/35	37,134	37,169
Countrywide Alternative Loan Trust 2005-56 3A1		5.108%	11/25/35	45,146	45,290
Countrywide Alternative Loan Trust 2005-56 4A1		5.128%	11/25/35	13,056	13,096

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Mortgage-Backed Securities—Continued

Indexed Securities—Continued
Countrywide Alternative Loan Trust 2005-H		4.989%	12/25/35	$5,735	$5,746
Countrywide Alternative Loan Trust 2005-J12		5.088%	11/25/35	1,855	1,859
Countrywide Home Loans 2005-9		5.118%	5/25/35	22,835	22,920
Government National Mortgage Association 2001-36		5.176%	8/20/31	4	4
GSMPS Mortgage Loan Trust 2005-RP2		5.168%	3/25/35	33,042	33,179	C
GSMPS Mortgage Loan Trust 2005-RP3		5.168%	9/25/35	49,183	49,399
Harborview Mortgage Loan Trust 2005-3		5.016%	6/19/35	44,902	44,878
Impac CMB Trust 2003-4		5.138%	10/25/33	727	728
Impac CMB Trust 2003-5		5.241%	8/25/33	867	867
Impac CMB Trust 2003-7		5.458%	8/25/33	1,853	1,853
Lehman XS Trust 2005-5N		5.118%	11/25/35	52,550	52,566
Medallion Trust 2000-2G		5.130%	12/18/31	455	456	F
MLCC Mortgage Investors, Inc. 2003-B		5.158%	4/25/28	8,299	8,347
MSDWCC Heloc Trust 2005-1		5.008%	7/25/17	4,676	4,677
Nomura Asset Acceptance Corporation 2005-AP3		4.948%	8/25/35	26,574	26,587
Residential Accredit Loans, Inc. 2005-Q03		5.218%	10/25/45	3,871	3,881
Sequoia Mortgage Trust 4		5.154%	11/22/24	26	26
Thornburg Mortgage Secs Trust 2006-1		4.988%	1/25/36	104,332	104,124
WaMu Mortgage Pass-Through Certificates 2005-AR06		5.048%	4/25/45	34,860	34,853
WaMu Mortgage Pass-Through Certificates 2005-AR08		5.088%	7/25/45	20,342	20,350
WaMu Mortgage Pass-Through Certificates 2005-AR11		5.138%	8/25/45	101,033	101,556
WaMu Mortgage Pass-Through Certificates 2005-AR13 A1A1		5.108%	10/25/45	50,057	50,293
WaMu Mortgage Pass-Through Certificates 2005-AR13 B10		5.781%	10/25/45	6,273	4,968
WaMu Mortgage Pass-Through Certificates 2005-AR15 A1A1		5.078%	11/25/45	40,658	40,729
WaMu Mortgage Pass-Through Certificates 2005-AR15 A1A2		5.098%	11/25/45	60,259	60,394
WaMu Mortgage Pass-Through Certificates 2005-AR17		5.108%	12/25/45	31,195	31,273
WaMu Mortgage Pass-Through Certificates 2005-AR19 A1A1		5.088%	12/25/45	75,163	75,306
WaMu Mortgage Pass-Through Certificates 2005-AR19 A1A2		5.108%	12/25/45	83,080	83,280

					1,113,618

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
Mortgage-Backed Securities—Continued

Stripped Securities	N.M.
Commercial Capital Access One, Inc. 2		1200.00%	11/15/27	$2,515	$1,093	H1
FFCA Secured Lending Corporation 1999-1A		1.468%	9/18/25	491	19	C,H1
GMAC Commercial Mortgage Securities Inc. 1999-CTL1		0.799%	12/15/16	1,203	10	C,H1
LB-UBS Commercial Mortgage Trust 2001-C3		0.977%	6/15/36	5,290	206	C,H1

					1,328

Variable Rate SecuritiesI	1.6%
Banc of America Commercial Mortgage Inc. 2005-5		5.115%	10/10/45	7,630	7,379
Commercial Mortgage Asset Trust 1999-C2		7.546%	11/17/32	330	349
GE Capital Commercial Mortgage Corporation 2005-C4		5.331%	11/10/45	15,020	14,816
Harborview Mortgage Loan Trust 2005-7		5.146%	6/19/45	16,624	16,712
Harborview Mortgage Loan Trust 2006-2		5.500%	4/25/36	10,000	9,981
IndyMac INDX Mortgage Loan Trust 2005-AR15		5.099%	9/25/35	14,044	13,517
J.P. Morgan Chase Commercial Mortgage Securities Corp. 2005-CIBC13		5.295%	1/12/43	11,800	11,594
Merrill Lynch Mortgage Trust 2005-CKI1		5.245%	11/12/37	17,280	16,963
Merrill Lynch Mortgage Trust 2005-MCP1		4.747%	6/12/43	15,240	14,343
Morgan Stanley Mortgage Loan Trust 2005-3AR		5.244%	7/25/35	15,546	15,475

					121,129

Total Mortgage-Backed Securities (Identified Cost—$1,357,213)					1,352,347
U.S. Government and Agency Obligations	20.9%

Fixed Rate Securities	17.4%
Fannie Mae		3.125%	12/15/07	35,000	33,890	A
Fannie Mae		4.875%	4/15/09	18,870	18,741	A
Fannie Mae		5.200%	11/8/10	17,470	17,316
Fannie Mae		4.610%	10/10/13	40,690	38,659
Federal Home Loan Bank		4.875%	11/15/06	100	100
Federal Home Loan Bank		3.500%	11/15/07	100	97
Federal Home Loan Bank		5.875%	11/15/07	750	759
Freddie Mac		4.625%	2/21/08	11,930	11,832	A

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

U.S. Government and Agency Obligations—Continued

Fixed Rate Securities—Continued
Freddie Mac		5.250%	2/24/11	$34,230	$34,064
Freddie Mac		5.125%	4/18/11	8,070	8,057
Tennessee Valley Authority		6.250%	12/15/17	40	44
Tennessee Valley Authority		6.750%	11/1/25	1,670	1,951
Tennessee Valley Authority		7.125%	5/1/30	840	1,040
United States Treasury Bonds		6.250%	8/15/23	510	578	A
United States Treasury Bonds		2.000%	1/15/26	27,761	26,308	A
United States Treasury Bonds		5.250%	2/15/29	84,830	87,103	A
United States Treasury Bonds		6.250%	5/15/30	18,045	21,089	A
United States Treasury Bonds		5.375%	2/15/31	1,650	1,737	A
United States Treasury Bonds		4.500%	2/15/36	96,743	90,772	A
United States Treasury Notes		2.500%	9/30/06	84,980	84,014	A
United States Treasury Notes		3.000%	12/31/06	11,784	11,622	A
United States Treasury Notes		3.000%	2/15/08	26,210	25,353	A
United States Treasury Notes		3.750%	5/15/08	25,460	24,913	A
United States Treasury Notes		4.375%	11/15/08	66,590	65,831	A
United States Treasury Notes		4.500%	2/15/09	6,560	6,503	A
United States Treasury Notes		2.625%	3/15/09	6,940	6,525	A
United States Treasury Notes		3.500%	8/15/09	36,100	34,622	A
United States Treasury Notes		3.375%	10/15/09	5,910	5,634	A
United States Treasury Notes		3.500%	12/15/09	177,095	169,236	A
United States Treasury Notes		3.625%	1/15/10	11,280	10,814	A
United States Treasury Notes		3.500%	2/15/10	20	19	A
United States Treasury Notes		4.000%	4/15/10	10	10	A
United States Treasury Notes		3.875%	7/15/10	10	10	A
United States Treasury Notes		4.250%	10/15/10	17,340	16,935
United States Treasury Notes		4.500%	11/15/10	317,160	312,898	A
United States Treasury Notes		4.250%	1/15/11	25,000	24,380	A
United States Treasury Notes		4.500%	2/28/11	94,420	93,044	A
United States Treasury Notes		4.250%	8/15/13	140	135	A
United States Treasury Notes		2.000%	1/15/16	2,158	2,093	A
United States Treasury Notes		4.500%	2/15/16	70	68	A

					1,288,796

Indexed SecuritiesJ	3.3%
United States Treasury Inflation-Protected Security		3.375%	1/15/07	23,399	23,650	A
United States Treasury Inflation-Protected Security		3.625%	1/15/08	884	907	A

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

U.S. Government and Agency Obligations—Continued

Indexed Securities—Continued
United States Treasury Inflation-Protected Security		3.875%	1/15/09	$12,886	$13,491	A
United States Treasury Inflation-Protected Security		3.375%	1/15/12	12,081	12,808	A
United States Treasury Inflation-Protected Security		1.875%	7/15/13	20,898	20,293	A
United States Treasury Inflation-Protected Security		2.000%	1/15/14	1,223	1,194	A
United States Treasury Inflation-Protected Security		2.000%	7/15/14	42	41	A
United States Treasury Inflation-Protected Security		2.375%	1/15/25	111,748	112,303	A
United States Treasury Inflation-Protected Security		3.625%	4/15/28	23,007	28,281	A
United States Treasury Inflation-Protected Security		3.875%	4/15/29	22,334	28,665	A

					241,633

Stripped Securities	0.2%
United States Treasury Bonds		0.000%	11/15/21	37,190	16,835	A,H2

Total U.S. Government and Agency Obligations (Identified Cost—$1,572,149)					1,547,264
U.S. Government Agency Mortgage-Backed Securities	43.0%

Fixed Rate Securities	40.3%
Fannie Mae		6.500%	5/1/14 to 7/1/35	25,793	26,355
Fannie Mae		6.000%	5/1/16 to 1/1/36	35,624	35,653
Fannie Mae		5.500%	1/1/17 to 10/1/35	51,787	50,752
Fannie Mae		9.500%	11/1/21	2	2
Fannie Mae		7.000%	8/1/29 to 7/1/32	6,373	6,569
Fannie Mae		7.500%	11/1/29	30	32
Fannie Mae		5.000%	6/1/35 to 1/1/36	213,600	203,400
Fannie Mae		4.500%	12/1/36	26,400	24,346	K
Fannie Mae		5.000%	12/1/36	423,000	402,643	K
Fannie Mae		5.000%	12/31/36	1,036,900	986,351	K
Fannie Mae		5.500%	12/1/36	437,300	426,438	K
Fannie Mae		6.000%	12/1/36	268,305	267,886	K

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
U.S. Government Agency Mortgage-Backed Securities—Continued

Fixed Rate Securities—Continued

Fannie Mae		6.500%	12/1/36	$60,800	$61,940	K
Freddie Mac		6.000%	6/1/08 to 11/1/35	15,245	15,380
Freddie Mac		4.125%	10/18/10	28,720	27,540	A
Freddie Mac		4.750%	1/18/11	9,890	9,721	A
Freddie Mac		4.650%	10/10/13	47,200	44,824
Freddie Mac		5.500%	12/1/13 to 5/1/35	15,468	15,136
Freddie Mac		7.000%	10/1/16 to 4/1/32	2,078	2,140
Freddie Mac		6.500%	7/1/29	509	521
Freddie Mac		5.625%	11/23/35	25,880	24,846
Freddie Mac		5.000%	12/1/36	35,000	33,294	K
Government National Mortgage Association		7.500%	3/15/23 to 9/15/31	314	330
Government National Mortgage Association		7.000%	7/15/23 to 7/15/31	991	1,033
Government National Mortgage Association		6.500%	4/15/28 to 4/15/33	23,299	24,162
Government National Mortgage Association		6.000%	1/15/29 to 11/15/35	113,737	115,114
Government National Mortgage Association		8.000%	12/15/30 to 1/15/31	36	39
Government National Mortgage Association		5.000%	7/15/33 to 11/15/35	61,762	59,885
Government National Mortgage Association		5.500%	7/15/33 to 6/15/35	29,195	28,927
Government National Mortgage Association		5.000%	12/1/36	92,060	89,154	K

					2,984,413

Stripped Securities	N.M.
Financing Corporation		0.000%	11/30/17	1,250	679	H2
Financing Corporation		0.000%	4/5/19	320	161	H2

					840

Variable Rate SecuritiesI	2.7%
Fannie Mae		4.778%	6/1/35	25,834	25,702
Fannie Mae		4.340%	8/1/35	2,329	2,292
Fannie Mae		4.619%	9/1/35	13,750	13,600
Fannie Mae		4.706%	9/1/35	6,096	6,046
Fannie Mae		4.598%	10/1/35	5,171	5,116

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE
U.S. Government Agency Mortgage-Backed Securities—Continued

Variable Rate Securities—Continued
Fannie Mae		4.680%	10/1/35	$5,764	$5,714
Fannie Mae		4.739%	10/1/35	8,652	8,593
Fannie Mae		4.841%	10/1/35	5,769	5,747
Fannie Mae		5.655%	10/1/35	85,206	87,204
Fannie Mae		5.659%	10/1/35	8,169	8,361
Fannie Mae		5.645%	11/1/35	19,624	20,084
Freddie Mac		4.884%	10/1/35	9,214	9,159

					197,618

Total U.S. Government Agency Mortgage-Backed Securities (Identified Cost—$3,210,733)					3,182,871
Yankee BondsL	6.0%

Aerospace/Defense	N.M.
Systems 2001 Asset Trust		6.664%	9/15/13	2,693	2,807	C

Banks	1.0%
KFW Kreditanstalt fuer Wiederaufbau		2.375%	9/25/06	240	237	A
MUFG Capital Finance 1 Limited		6.346%	7/25/49	7,400	7,282	A,D
Nordea Bank AB		4.680%	5/9/07	52,000	52,003	B,C
Shinsei Fin Cayman Ltd		6.418%	1/29/49	11,565	11,383	C,D
The Korea Development Bank		4.250%	11/13/07	200	196
The Korea Development Bank		5.500%	11/13/12	60	60	A

					71,161

Cable	N.M.
Kabel Deutschland GmbH		10.625%	7/1/14	680	726	C
Rogers Cable Inc.		7.875%	5/1/12	687	735
Rogers Cable Inc.		5.500%	3/15/14	860	815
Rogers Cable Inc.		6.750%	3/15/15	130	132	A

					2,408

Diversified Financial Services	0.2%
AIFUL CORPORATION		5.000%	8/10/10	10,430	10,091	C
Pemex Finance LTD.		9.030%	2/15/11	10	11

					10,102

Electric	N.M.
Hydro-Quebec		6.300%	5/11/11	1,720	1,793	A

Foreign Governments	3.2%
Federative Republic of Brazil		8.875%	4/15/24	3,830	4,427
Federative Republic of Brazil		8.875%	4/15/24	888	1,027

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Yankee Bonds—Continued

Foreign Governments—Continued
Federative Republic of Brazil		10.125%	5/15/27	$955	$1,238
Federative Republic of Brazil		12.250%	3/6/30	5,740	8,739
Federative Republic of Brazil		11.000%	8/17/40	18,777	24,091	A
Province of British Columbia		4.300%	5/30/13	180	174
Province of Ontario		3.500%	9/17/07	110	108	A
Republic of Bulgaria		8.250%	1/15/15	6,090	7,139
Republic of Colombia		11.750%	2/25/20	3,515	5,009
Republic of Colombia		8.125%	5/21/24	8,560	9,587	A
Republic of Panama		7.125%	1/29/26	4,390	4,478	A
Republic of Panama		8.875%	9/30/27	690	838
Republic of Panama		6.700%	1/26/36	1,582	1,579	A
Republic of Peru		5.000%	3/7/17	3,679	3,495	D
Republic of Peru		5.000%	3/7/17	40	38	C,D
Republic of Peru		7.350%	7/21/25	2,770	2,721	A
Republic of Peru		8.750%	11/21/33	3,061	3,413	A
Russian Federation		5.000%	3/31/30	66,420	72,876	D
United Mexican States		5.625%	1/15/17	1,900	1,840	A
United Mexican States		11.500%	5/15/26	9,330	14,485	A
United Mexican States		8.300%	8/15/31	8,250	9,970
United Mexican States		7.500%	4/8/33	50,654	56,479

					233,751

Insurance	N.M.
Foundation Re Ltd		8.850%	11/24/08	2,150	2,125	B,C
Oil Insurance Ltd		5.150%	8/15/33	35	35	C,D

					2,160

Manufacturing (Diversified)	0.8%
Tyco International Group SA		5.800%	8/1/06	10,250	10,262	A
Tyco International Group SA		6.125%	11/1/08	100	101
Tyco International Group SA		6.750%	2/15/11	460	479
Tyco International Group SA		6.375%	10/15/11	5,580	5,728
Tyco International Group SA		7.000%	6/15/28	1,035	1,089
Tyco International Group SA		6.875%	1/15/29	40,530	42,318

					59,977

Media	N.M.
Quebecor Media Inc.		7.750%	3/15/16	550	565	C
Shaw Communications Inc.		8.250%	4/11/10	27	29
Shaw Communications Inc.		7.250%	4/6/11	630	650
Shaw Communications Inc.		7.200%	12/15/11	395	408

					1,652

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Yankee Bonds—Continued

Mining	0.1%
Corporacion Nacional del Cobre—Codelco		4.750%	10/15/14	$2,590	$2,424	C

Oil and Gas	N.M.
YPF Sociedad Anonima		7.750%	8/27/07	1,000	1,015	A

Publishing	N.M.
Sun Media Corporation		7.625%	2/15/13	565	582

Special Purpose	0.2%
Anadarko Finance Company		6.750%	5/1/11	240	253
Cascadia Ltd		7.985%	6/13/08	1,400	1,404	B,C
ChevronTexaco Capital Company		3.500%	9/17/07	20	20
Conoco Funding Company		6.350%	10/15/11	590	615
Conoco Funding Company		7.250%	10/15/31	810	947
Eircom Funding		8.250%	8/15/13	900	969
European Investment Bank		4.000%	3/3/10	100	96
General Motors Nova Scotia Finance Company		6.850%	10/15/08	1,550	1,306	A
HSBC Capital Funding LP		4.610%	6/27/49	2,090	1,919	A,C,D
Resona Preferred Global Securities		7.191%	7/30/49	8,970	9,359	C,D

					16,888

Telecommunications	0.4%
British Telecommunications plc		8.375%	12/15/10	1,145	1,277
Deutsche Telekom International Finance BV		5.750%	3/23/16	8,560	8,362	A
Intelsat (Bermuda), Ltd.		8.625%	1/15/15	540	558	A
Koninklijke (Royal) KPN NV		8.000%	10/1/10	12,650	13,578
Telecom Italia Capital S.p.A		4.950%	9/30/14	3,730	3,432
Telecom Italia Capital S.p.A		5.250%	10/1/15	2,950	2,745
Telecom Italia Capital S.p.A.		5.250%	11/15/13	1,260	1,194

					31,146

Telecommunications (Cellular/Wireless)	N.M.
Rogers Wireless Communications Inc.		6.375%	3/1/14	1,850	1,845

Transportation	0.1%
OMI Corporation		7.625%	12/1/13	1,450	1,483	A
Teekay Shipping Corporation		8.875%	7/15/11	1,729	1,902

					3,385

Total Yankee Bonds (Identified Cost—$423,245)					443,096

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

Foreign Government Obligations	1.1%
Canadian Real Return Bond		4.000%	12/1/31	$11,475	M	$14,833	J
Government of Canada		5.250%	6/1/12	45,000	M	40,706
Queensland Treasury Corp		6.000%	6/14/11	31,020	N	22,692	J

						78,231

Total Foreign Government Obligations (Identified Cost—$71,774)						78,231
Foreign Corporate Bonds	0.1%
General Motors Corporation		8.375%	7/5/33	9,520	O	8,298

Total Foreign Corporate Bonds (Identified Cost—$12,359)						8,298
Preferred Stocks	0.4%
Fannie Mae		5.375%		0.029	shs	2,779	E
Ford Motor Company		7.500%		16		282
General Motors Corporation		7.500%		260		4,166
General Motors Corporation		5.250%		813		13,201	E
General Motors Corporation		7.250%		128		2,037
General Motors Corporation		7.250%		56		884
General Motors Corporation		7.250%		45		710
General Motors Corporation		7.375%		328		5,212
Home Ownership Funding Corporation		13.331%		2		356	C,D
Home Ownership Funding Corporation II		13.338%		1		308	C,D

						29,935

Total Preferred Stocks (Identified Cost—$31,605)						29,935
Options PurchasedQ	N.M.
BellSouth Telecommunications Inc. Call, July 2006, Strike Price $97.72				500	R	24
International Business Machines Corporation Call, July 2006, Strike Price $99.90				500	R	54

Total Options Purchased (Identified Cost—$18)						78

Total Long-Term Securities (Identified Cost—$7,917,161)						7,863,945

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

Investment of Collateral From Securities Lending	22.9%
State Street Navigator Securities Leading Prime Portfolio				1,696,920	shs	$1,696,920

Total Investment of Collateral From Securities Lending (Identified Cost—$1,696,920)						1,696,920
Short-Term Securities	21.8%

Corporate Bonds and Notes	4.0%
BankAmerica Corporation		4.460%	5/24/06	$63,000		62,566
Danske Corporation Series A Copenhagen		4.745%	4/27/06	60,000		59,794
General Electric Capital Corporation		4.910%	5/12/06	50,000		50,001	B
Morgan Stanley		4.580%	4/11/06	42,700		42,700
State Street Bank & Trust Company		4.400%	4/10/06	50,000		50,000	S
Washington Mutual		4.790%	5/22/06	30,000		30,000

						295,061

U.S. Government and Agency Obligations	15.6%
Fannie Mae		0.000%	5/15/06	11,072		11,013	G,P
Freddie Mac		0.000%	4/3/06	1,000,000		999,742	G
Freddie Mac		0.000%	5/15/06	1,570		1,561	G,P
United States Treasury Bills		0.000%	4/6/06	141,480		141,404	A,G

						1,153,720

Options PurchasedQ	0.3%
Deutsche Bank Swaption Futures Call, May 2006, Strike Price $5.04				128,100,000	R	40
Euro Currency Futures Call, June 2006, Strike Price $1.16				50	R	370
Euro Currency Futures Call, June 2006, Strike Price $1.18				75	R	394
Euro Currency Futures Call, April 2006, Strike Price $1.18				50	R	237
Eurodollar Futures Call, June 2006, Strike Price $94.50				3,937	R	2,903
Eurodollar Futures Call, June 2006, Strike Price $95.00				685	R	26
Eurodollar Futures Call, September 2006, Strike Price $94.00				2,737	R	5,029
Eurodollar Futures Call, September 2006, Strike Price $94.50				2,819	R	1,991
Eurodollar Futures Call, December 2006, Strike Price $94.50				2,883	R	2,469

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	% OF NET ASSETS	MATURITY DATE	PAR		VALUE

Short-Term Securities—Continued

Options Purchased—Continued
Eurodollar Futures Put, June 2005, Strike Price $93.75			1,000	R	$0
Eurodollar Futures Put, June 2005, Strike Price $94.00			284	R	0
Goldman Sachs Swaption Futures Call, August 2006, Strike Price $5.07			117,400,000	R	466
Goldman Sachs Swaption Futures Call, December 2006, Strike Price $4.848			403,660,000	R	1,230
Goldman Sachs Swaption Futures Call, February 2007, Strike Price $4.97			292,700,000	R	407
Goldman Sachs Swaption Futures Call, February 2007, Strike Price $5.03			292,700,000	R	462
Goldman Sachs Swaption Futures Call, May 2006, Strike Price $4.875			250,000,000	R	40
Goldman Sachs Swaption Futures Call, May 2006, Strike Price $4.97			155,800,000	R	27
Goldman Sachs Swaption Futures Call, May 2006, Strike Price $5.01			107,900,000	R	85
Goldman Sachs Swaption Futures Call, May 2006, Strike Price $5.03			107,600,000	R	94
U.S. Treasury Note Futures Call, June 2006, Strike Price $103.00			2,462	R	3,770

					20,040

Repurchase Agreements	1.9%
Goldman, Sachs & Company 4.77%, dated 3/31/06, to be repurchased at $143,294 on 4/3/06 (Collateral: $47,675 Freddie Mac notes, 4.0%, due 12/15/09, value $46,483; $100,000 Fannie Mae notes, 4.875%, due 4/15/09, value $99,625)			$143,237		143,237

Total Short-Term Securities (Identified Cost—$1,632,367)					1,612,058
Total Investments (Identified Cost—$11,246,448)	151.0%				$11,172,923
Obligation to Return Collateral for Securities Loaned	(22.9)%				(1,696,920)
Other Assets Less Liabilities	(28.1)%				(2,075,971)

Net Assets	100.0%				$7,400,032

Annual Report to Shareholders

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedQ
Australian Treasury Bond Futures	June 2006	50	$(13)
British Pound Futures	June 2006	50	(134)
Canadian Dollar Futures	June 2006	511	(575)
Euro Currency Futures	June 2006	612	648
Eurodollar Futures	June 2006	912	(1,520)
Eurodollar Futures	September 2006	4,252	(2,063)
Eurodollar Futures	December 2006	385	(456)
Eurodollar Futures	March 2008	833	(377)
Japanese Yen Futures	June 2006	2,020	(904)
LIBOR Futures	June 2006	554	(175)
U.S. Treasury Note Futures	June 2006	3,923	(1,628)
U.S. Treasury Note Futures	June 2006	3,166	(3,247)
U.S. Treasury Bond Futures	June 2006	58	(4)

			$(10,448)

Futures Contracts WrittenQ
Australian Dollar Futures	June 2006	25	$3
British Pound Futures	June 2006	10	8
Canadian Dollar Futures	June 2006	120	4
Bundesobligation Futures	June 2006	323	444

			$459

Options WrittenQ
Deutsche Bank Swaption Futures Call, Strike Price $5.12	May 2006	51,300,000	$533
Euro Currency Futures Call, Strike Price $1.24	June 2006	100	9
Euro Currency Futures Call, Strike Price $1.25	June 2006	55	8
Eurodollar Futures Call, Strike Price $95.00	September 2006	4,466	429
Eurodollar Futures Call, Strike Price $95.50	September 2006	1,577	485
Eurodollar Futures Call, Strike Price $95.25	September 2006	562	54
Eurodollar Futures Call, Strike Price $94.875	September 2006	302	0.4
Euro Currency Futures Put, Strike Price $1.20	June 2006	100	10
Eurodollar Futures Put, Strike Price $95.75	June 2006	103	(192)
Goldman Sachs Swaption Futures Call, Strike Price $4.946	December 2006	187,701,900	2,738
Goldman Sachs Swaption Futures Call, Strike Price $5.005	February 2007	64,700,000	452
Goldman Sachs Swaption Futures Call, Strike Price $5.045	February 2007	64,700,000	418
Goldman Sachs Swaption Futures Call, Strike Price $5.04	May 2006	51,900,000	569
Japanese Yen Futures Call, Strike Price $89.00	June 2006	160	68
Japanese Yen Futures Call, Strike Price $88.00	June 2006	50	27
Japanese Yen Futures Put, Strike Price $85.00	June 2006	30	(5)
Japanese Yen Futures Put, Strike Price $84.00	June 2006	10	4

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Core Plus Bond Portfolio—Continued

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Options Written—Continued
U.S. Treasury Note Futures Call, Strike Price $105.00	June 2006	437	$(2)
U.S. Treasury Note Futures Call, Strike Price $106.00	June 2006	510	117
U.S. Treasury Note Futures Call, Strike Price $107.00	June 2006	546	70
U.S. Treasury Note Futures Call, Strike Price $108.00	June 2006	1,983	321
U.S. Treasury Note Futures Call, Strike Price $109.00	June 2006	109	45
U.S. Treasury Note Futures Call, Strike Price $110.00	June 2006	2,656	1,354
U.S. Treasury Bond Futures Call, Strike Price $110.00	June 2006	528	45
U.S. Treasury Note Futures Call, Strike Price $111.00	June 2006	536	339
U.S. Treasury Bond Futures Call, Strike Price $111.00	June 2006	5	—
U.S. Treasury Note Futures Call, Strike Price $112.00	June 2006	1,186	468
U.S. Treasury Bond Futures Call, Strike Price $113.00	June 2006	2,502	1,390
U.S. Treasury Bond Futures Call, Strike Price $114.00	June 2006	276	83
U.S. Treasury Bond Futures Call, Strike Price $116.00	June 2006	1,290	1,051
U.S. Treasury Note Futures Call, Strike Price $108.00	September 2006	687	(11)
U.S. Treasury Note Futures Call, Strike Price $109.00	September 2006	597	47
U.S. Treasury Note Futures Call, Strike Price $110.00	September 2006	691	275
U.S. Treasury Bond Futures Call, Strike Price $113.00	September 2006	558	263
U.S. Treasury Note Futures Put, Strike Price $106.00	June 2006	387	(50)
U.S. Treasury Note Futures Put, Strike Price $107.00	June 2006	269	(195)
U.S. Treasury Bond Futures Put, Strike Price $110.00	June 2006	535	(478)
U.S. Treasury Bond Futures Put, Strike Price $109.00	June 2006	980	(321)

			$10,418

A	All or a portion of this security is on loan. See note 4 to the notes to financial statements.
B	Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Consumber Price Index (“CPI”), or the Eleventh District Cost of Funds Index (“COFI”). The coupon rates are the rates as of March 31, 2006.
C	Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 3.6% of net assets.
D	Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes, at which time it begins to accrue interest or pay dividends.

E	Convertible Security – The security may be converted into issuer’s common stock.
F	Unit – A security which consists of a bond and warrants to purchase stock of the issuer.
G	Zero Coupon Bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
H	Securities with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.
I	The coupon rates shown on variable rate securities are the rates at March 31, 2006. These rates vary with the weighted average coupon of the underlying loans.
J	Inflation Protected Security – A security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.
K	When-issued Security – A security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.
L	Yankee Bond – A dollar denominated bond issued in the U.S. by foreign entities.
M	Denominated in Canadian dollars.
N	Denominated in Australian dollars.
O	Denominated in euros.
P	All or a portion of this security is pledged as collateral to cover futures and options contracts.
Q	Options and futures are described in more detail in the notes to financial statements.
R	Par represents actual number of contracts.
S	All or a portion of this security is pledged as collateral for credit default swap agreements.

N.M. – Not meaningful.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Core Plus Bond Portfolio

March 31, 2006

(Amounts in Thousands)

Assets:
Investment securities at market value (Identified Cost—$9,614,081)A		$9,560,865
Short-term securities at value (Identified Cost—$1,632,367)		1,612,058
Cash and foreign currencies		185,092
Restricted cash pledged as collateral for swaps		16,700
Receivable for securities sold		1,672,398
Receivable for fund shares sold		34,486
Interest and dividends receivable		68,317
Unrealized appreciation of forward foreign currency contracts		2,859

Total assets		13,152,775

Liabilities:
Payable for securities purchased	$3,988,954
Payable for fund shares repurchased	11,663
Accrued management fee	2,531
Accrued distribution fee	105
Income distribution payable	3,109
Interest expense payable	8,098
Obligation to return collateral for securities loaned	1,696,920
Options written (Proceeds—$19,381)	8,963
Swap contracts at value	29,314
Futures variation margin payable	513
Unrealized depreciation of foreign forward currency contracts	1,579
Accrued expenses	994

Total liabilities		5,752,743

Net Assets		$7,400,032

Net assets consist of:
Accumulated paid-in-capital applicable to:
673,517 Institutional Class shares outstanding		$6,999,875
49,122 Financial Intermediary Class shares outstanding		517,927
Undistributed net investment income		7,196
Accumulated net realized loss on investments, options, futures, swaps and foreign currency transactions		(31,907)
Unrealized appreciation/(depreciation) of investments, options, futures, swaps and foreign currency translations		(93,059)

Net Assets		$7,400,032

Net Asset Value Per Share:
Institutional Class		$10.24
Financial Intermediary Class		$10.24

A	The market value of securities on loan is $1,718,643.

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Core Plus Bond Portfolio

For the Year Ended March 31, 2006

(Amounts in Thousands)

Investment Income:
Interest	$281,734
Dividends	2,382

Total income		$284,116

Expenses:
Advisory fee	24,377
Distribution and service fees	809
Audit and legal fees	431
Custodian fees	1,075
Directors’ fees and expenses	269
Registration fees	346
Reports to shareholders	130
Transfer agent and shareholder servicing expense:
Institutional Class	68
Financial Intermediary Class	1
Other expenses	103

	27,609
Plus: Fees recaptured	174
Less: Compensating balance creditsA	(23)

Total expenses, net of fees recaptured and compensating balance credits		27,760

Net Investment Income		256,356
Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on:
Investments	(27,408)
Options	7,191
Futures	(26,355)
Assets and liabilities denominated in foreign currency	(6,405)
Swaps	41,742

		(11,235)
Change in unrealized appreciation/(depreciation) on:
Investments, options, futures, and swaps	(129,904)
Assets and liabilities denominated in foreign currency	170

		(129,734)

Net Realized and Unrealized Gain/(Loss) on Investments		(140,969)

Change in Net Assets Resulting From Operations		$115,387

A	See note 1, compensating balance credits, in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Core Plus Bond Portfolio

(Amounts in Thousands)

	FOR THE YEARS ENDED
	3/31/06	3/31/05
Change in Net Assets:
Net investment income	$256,356	$130,635

Net realized gain/(loss) on investments, options, futures, assets and liabilities denominated in foreign currency and swaps transactions	(11,235)	109,589

Change in unrealized appreciation/(depreciation) of investments, options, futures, swaps and assets and liabilities denominated in foreign currencies	(129,734)	(83,280)

Change in net assets resulting from operations	115,387	156,944

Distributions to Shareholders from:
Net investment income:
Institutional Class	(282,055)	(129,075)
Financial Intermediary Class	(15,483)	(2,045)

Net realized gain on investments:
Institutional Class	(14,478)	(86,844)
Financial Intermediary Class	(622)	(995)

Change in net assets from:
Fund share transactions:
Institutional Class	2,515,953	1,338,685
Financial Intermediary Class	325,191	185,779

Change in net assets	2,643,893	1,462,449

Net Assets:
Beginning of year	4,756,139	3,293,690

End of year	$7,400,032	$4,756,139

Undistributed net investment income	$7,196	$19,833

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Core Plus Bond Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout each year shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	FOR THE YEARS ENDED MARCH 31,
	2006		2005	2004	2003	2002
Net asset value, beginning of year	$10.52		$10.71	$10.40	$9.88	$10.07

Investment operations:
Net investment income	.45	A	.37	.37	.51	.56A
Net realized and unrealized gain/(loss) on investments, options, futures, swaps, and foreign currency transactions	(.18	)A	.04	.55	.62	.06A

Total from investment operations	.27		.41	.92	1.13	.62

Distributions paid from:
Net investment income	(.52)		(.35)	(.41)	(.51)	(.54)
Net realized gain on investments	(.03)		(.25)	(.20)	(.10)	(.27)

Total distributions	(.55)		(.60)	(.61)	(.61)	(.81)

Net asset value, end of year	$10.24		$10.52	$10.71	$10.40	$9.88

Total return	2.57%		4.01%	9.12%	11.78%	6.34%

Ratios To Average Net Assets:B
Total expenses	.45%		.45%	.48%	.50%	.54%
Expenses net of waivers, if any	.45%		.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%		.45%	.45%	.45%	.45%
Net investment income	4.3%		3.3%	3.6%	5.0%	5.3%

Supplemental Data:
Portfolio turnover rate	549.4%		586.1%	463.8%	422.6%	590.7%
Net assets at end of year (in thousands)	$6,896,815		$4,565,054	$3,286,650	$1,866,619	$991,673

A	The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the Fund’s aggregate gains and losses because of the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the investment portfolio.
B	Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders

Financial Intermediary Class:

	FOR THE YEARS ENDED MARCH 31,
	2006		2005	2004	2003	2002C
Net asset value, beginning of year	$10.52		$10.71	$10.40	$9.87	$10.04

Investment operations:
Net investment income	.42A		.35	.36	.48	.11A
Net realized and unrealized gain/(loss) on investments, options, futures, swaps, and foreign currency transactions	(.18	)A	.04	.54	.63	(.17	)A

Total from investment operations	.24		.39	.90	1.11	(.06)

Distributions paid from:
Net investment income	(.49)		(.33)	(.39)	(.48)	(.11)
Net realized gain on investments	(.03)		(.25)	(.20)	(.10)	—

Total distributions	(.52)		(.58)	(.59)	(.58)	(.11)

Net asset value, end of year	$10.24		$10.52	$10.71	$10.40	$9.87

Total return	2.32%		3.77%	8.82%	11.57%	(.57	)%D

Ratios To Average Net Assets:B
Total expenses	.70%		.70%	.73%	.75%	.75	%E
Expenses net of waivers, if any	.70%		.70%	.70%	.70%	.70	%E
Expenses net of all reductions	.70%		.70%	.70%	.70%	.70	%E
Net investment income	4.0%		2.9%	3.2%	4.8%	5.3	%E

Supplemental Data:
Portfolio turnover rate	549.4%		586.1%	463.8%	422.6%	590.7	%D
Net assets at end of year (in thousands)	$503,217		$191,085	$7,040	$369	$235

C	For the period January 8, 2002 (commencement of operations) to March 31, 2002.
D	Not annualized
E	Annualized

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Inflation Indexed Plus Bond Portfolio

The average annual total returns for the Western Asset Inflation Indexed Plus Bond Portfolio for the period from its inception to March 31, 2006, are presented below, along with the total returns of its benchmark:

		Average Annual Total Returns Periods Ended March 31, 2006
	First Quarter 2006	One Year	Three Years	Five Years	Since InceptionA
Western Asset Inflation Indexed Plus Bond Portfolio
Institutional Class	-1.75%	1.44%	4.95%	7.23%	7.23%
Lehman U.S. Treasury Inflation Notes IndexB	-2.25%	0.86%	4.78%	7.24%	7.27%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

Short-term interest rates rose significantly over the past 12 months, led by a 200 bpsC increase in the federal funds rate target. Long-term interest rates rose only moderately, resulting in a substantial flattening of the yield curve. Contrary to expectations that they would hike rates to only 4%, the Federal Reserve increased its target funds rate by 25 bps at every FOMC meeting, reaching 4.75% in March. Tighter-than-expected monetary policy pushed real yields up by more than nominal yields, reflecting reduced inflation expectations. The dollar also benefited from higher rates, rising some 7% against a basket of currencies. Mortgage-backed spreads began the period fairly tight, only to widen in the latter half of the period as concerns over extension risk mounted. Investment-grade credit spreads drifted wider, driven largely by fallout from the unexpected downgrade of Ford and GM debt. Thanks to a robust global economy, easy money, and strong gains in commodity prices, emerging market spreads tightened dramatically over the course of the period, leaving yields at record-low levels. High yield spreads soared in the wake of the GM and Ford downgrades, but recovered dramatically to finish the period unchanged to somewhat tighter. Despite a substantial reduction of monetary policy accommodation during the period, gold rose over 35%, to $584 per ounce, returning to levels not seen since the inflation panic of 1980. Energy and industrial commodity prices also rose, registering substantial gains against all major currencies. Equity markets moved steadily higher over the course of the period.

The impact of market conditions on the Portfolio’s performance was negative for the 12-month period ended March 31, 2006, since real yields rose in sympathy with rising nominal yields. With strategies producing mixed but generally positive results, the Fund’s total return of 1.44% (net of expenses) exceeded that of its benchmark, the Lehman U.S. Treasury Inflation-Protected Securities (“TIPS”) Index, which recorded a total return of 0.86%. Our expectation that the front-end of the yield curve would steepen was the only detractor among otherwise successful strategies. Exposure to emerging market debt was the single largest contributor to performance as spreads narrowed to historically low levels. A modest exposure to nondollar inflation-linked bonds also added to returns since foreign real yields rose less than their domestic counterparts. Exposure to corporate debt contributed to performance, especially during the lasts few months as positive news in the auto sector drove spreads tighter.

Western Asset Management Company

A	The Fund’s Institutional Class inception date is March 1, 2001. Index returns are for periods beginning February 28, 2001.
B	An unmanaged index that measures the performance of intermediate (1 to 10 year) U.S. Treasury inflation-protected securities. The index does not incur fees and expenses and cannot be purchased directly by investors.
C	100 basis points = 1%.

Annual Report to Shareholders

Expense Example

Western Asset Inflation Indexed Plus Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2005, and held through March 31, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/05	Ending Account Value 3/31/06	Expenses PaidA During the Period 10/1/05 to 3/31/06
Institutional Class:
Actual	$1,000.00	$982.90	$1.24
Hypothetical (5% return before expenses)	1,000.00	1,023.68	1.26

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 0.25% multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182), and divided by 365 .

Annual Report to Shareholders

Performance Information

Western Asset Inflation Indexed Plus Bond Portfolio

The graph compares the Fund’s total returns against that of an appropriate broad-based securities market index. The line illustrates the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in a Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit and inflation risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	Index returns are for periods beginning February 28, 2001.

Annual Report to Shareholders

Portfolio Composition (as of March 31, 2006)

Standard & Poor’s Debt RatingsB (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

B	Source: Standard & Poor's.
The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

Annual Report to Shareholders

Portfolio of Investments

Western Asset Inflation Indexed Plus Bond Portfolio

March 31, 2006

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Long-Term Securities	102.3%

Corporate Bonds and Notes	2.6%

Gas and Pipeline Utilities
The Williams Companies, Inc.	0.4%	8.750%	3/15/32	$1,900	$2,223

Investment Banking/Brokerage
J.P. Morgan & Co. Incorporated	1.4%	6.805%	2/15/12	2,690	2,835	A
Merrill Lynch & Co., Inc.		4.790%	3/12/07	4,600	4,566	A

					7,401

Special Purpose
Allstate Life Global Funding Trust	0.8%	4.270%	4/2/07	4,600	4,570	A

Total Corporate Bonds and Notes (Identified Cost—$14,112)					14,194
Asset-Backed Securities	0.4%

Indexed SecuritiesA	0.4%
ACE Securities Corp. Home Equity Loan Trust 2003-HS1		5.188%	6/25/33	30	30
Bear Stearns Asset Backed Securities, Inc. 2003-ABF1		5.188%	2/25/34	398	399
Chase Funding Mortgage Loan Asset-Backed Certificates 2002-4		5.188%	10/25/32	237	238
Countrywide Asset-Backed Certificates 2002-1		5.098%	8/25/32	83	83
EMC Mortgage Loan Trust ABS Security 2002-B		5.368%	11/25/41	1,126	1,129	B
EQCC Trust 2002-1		5.118%	11/25/31	210	210
Residential Asset Mortgage Products, Inc. 2003-RS2		5.158%	3/25/33	163	163

Total Asset-Backed Securities (Identified Cost—$2,248)					2,252
Mortgage-Backed Securities	0.5%

Indexed SecuritiesA	0.5%
Crusade Global Trust 2003-2		5.120%	9/18/34	1,268	1,271	C
CS First Boston Mortgage Securities Corp. 2001-28		5.468%	11/25/31	883	886
GSRPM Mortgage Loan Trust Series 2003-2		5.518%	6/25/33	591	593

Total Mortgage-Backed Securities (Identified Cost—$2,744)					2,750
U.S. Government and Agency Obligations	92.2%

Indexed SecuritiesD	91.6%
Tennessee Valley Authority		3.375%	1/15/07	8,008	8,061
United States Treasury Inflation-Protected Security		3.375%	1/15/07	18,820	19,021	E

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

U.S. Government and Agency Obligations—(Continued)

Indexed Securities—(Continued)
United States Treasury Inflation-Protected Security		3.625%	1/15/08	$28,906	$29,695	E
United States Treasury Inflation-Protected Security		3.875%	1/15/09	37,994	39,778
United States Treasury Inflation-Protected Security		4.250%	1/15/10	18,453	19,826	E
United States Treasury Inflation-Protected Security		0.875%	4/15/10	13,950	13,213	F
United States Treasury Inflation-Protected Security		3.500%	1/15/11	23,425	24,762	E
United States Treasury Inflation-Protected Security		3.375%	1/15/12	18,623	19,745	E
United States Treasury Inflation-Protected Security		3.000%	7/15/12	26,297	27,404	E
United States Treasury Inflation-Protected Security		1.875%	7/15/13	27,687	26,886	E
United States Treasury Inflation-Protected Security		2.000%	1/15/14	40,214	39,248	E
United States Treasury Inflation-Protected Security		2.000%	7/15/14	20,909	20,392	E
United States Treasury Inflation-Protected Security		1.625%	1/15/15	24,991	23,584	E
United States Treasury Inflation-Protected Security		1.875%	7/15/15	19,313	18,573	E
United States Treasury Inflation-Protected Security		2.000%	1/15/16	13,884	13,468	E
United States Treasury Inflation-Protected Security		2.375%	1/15/25	19,710	19,807	E
United States Treasury Inflation-Protected Security		2.000%	1/15/26	31,256	29,620	E
United States Treasury Inflation-Protected Security		3.625%	4/15/28	40,437	49,706	E
United States Treasury Inflation-Protected Security		3.875%	4/15/29	40,568	52,066E
United States Treasury Inflation-Protected Security		3.375%	4/15/32	1,821	2,243	E

					497,098

Stripped Securities	0.6%
United States Treasury Bonds		0.000%	11/15/21	6,520	2,952	E,H2

Total U.S. Government and Agency Obligations (Identified Cost—$508,629)					500,050
U.S. Government Agency Mortgage-Backed Securities	3.4%
Fannie Mae		5.000%	12/31/36	19,340	18,397	I

Total U.S. Government Agency Mortagage-Backed Securities (Identified Cost—$18,532)					18,397
Yankee BondsC	2.5%

Foreign Governments	2.5%
Federative Republic of Brazil		8.875%	4/15/24	86	99
Federative Republic of Brazil		8.875%	4/15/24	350	405
Federative Republic of Brazil		10.125%	5/15/27	130	169
Federative Republic of Brazil		12.250%	3/6/30	392	597

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset Inflation Indexed Plus Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

Yankee Bonds—(Continued)

Foreign Governments—(Continued)
Federative Republic of Brazil		11.000%	8/17/40	$1,090		$1,398	E
Republic of Colombia		11.750%	2/25/20	900		1,283
Republic of Panama		7.125%	1/29/26	940		959
Republic of Peru		5.000%	3/7/17	474		450	J
Republic of Peru		7.350%	7/21/25	290		285	E
Republic of Peru		8.750%	11/21/33	327		365
Russian Federation		5.000%	3/31/30	4,620		5,069	J
United Mexican States		7.500%	4/8/33	1,960		2,185

Total Yankee Bonds (Identified Cost—$12,703)						13,264
Foreign Government Obligations	0.7%
Canadian Real Return Bond		3.000%	12/1/36	930	K	1,073D
Kingdom of Sweden Inflation-Protected Notes		3.500%	12/1/28	14,480	L	2,658D

Total Foreign Government Obligations (Identified Cost—$3,585)						3,731

Total Long-Term Securities (Identified Cost—$562,553)						554,638
Investment of Collateral From Securities Lending	25.3%
State Street Navigator Securities Lending Prime Portfolio				137,477	shs	137,477

Total Investment of Collateral From Securities Lending (Identified Cost—$137,477)						137,477
Short-Term Securities—0.4%	0.4%

U.S. Government and Agency Obligations	0.4%
Fannie Mae		0.000%	5/31/06	$2,000		1,985	E,G
Freddie Mac		0.000%	5/15/06	301		300	F,G

Total Short-Term Securities (Identified Cost—$2,285)						2,285
Total Investments (Identified Cost—$702,315)	128.0%					694,400
Obligation to Return Collateral for Securities Loaned	(25.3)%					(137,477)
Other Assets Less Liabilities	(2.7)%					(14,391)

Net Assets	100.0%					$542,532

Annual Report to Shareholders

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedM
Eurodollar Futures	December 2006	721	$(695)
U.S. Treasury Bond Futures	June 2006	18	2

			(693)

Options WrittenM
U.S. Treasury Note Futures Call, Strike Price $108.00	May 2006	162	$50

A	Indexed security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Consumer Price Index (“CPI”), or the one-year Treasury Bill rate. The coupon rates are the rates as of March 31, 2006.
B	Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 0.2% of net assets.
C	Yankee Bond – A dollar-denominated bond issued in the U.S. by foreign entities.
D	Inflation-Protected Security – A security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.
E	All or a portion of these securities is on loan.
F	All or a portion of this security is pledged as collateral to cover futures and options contracts.
G	Zero coupon bond – A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.
H	Stripped security – Security with interest-only or principal-only payment streams, denoted by a 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.
I	When-issued security – Security purchased on a delayed basis. Final settlement amount and maturity date have not yet been announced.
J	Stepped coupon security – A security with a predetermined schedule of interest or dividend rate changes, at which time it begins to accrue interest or pay dividends.
K	Denominated in Canadian dollars.
L	Denominated in Swedish krona.
M	Options and futures are described in more detail in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Inflation Indexed Plus Bond Portfolio

March 31, 2006

(Amounts in Thousands)

Assets:
Investment securities at market value (Identified Cost—$700,030)A		$692,115
Short-term securities at value (Identified Cost—$2,285)		2,285
Swap contracts at value		527
Cash and foreign currencies		3,053
Receivable for securities sold		18,618
Receivable for fund shares sold		606
Interest and dividends receivable		4,079
Futures variation margin receivable		9
Unrealized appreciation on forward foreign currency contracts		233

Total assets		721,525
Liabilities:
Payable for securities purchased	$40,740
Accrued management fee	74
Income distribution payable	56
Obligation to return collateral for securities loaned	137,477
Options written (Proceeds—$57)	7
Payable for fund shares repurchased	4
Unrealized depreciation of foreign forward currency contracts	539
Accrued expenses	96

Total liabilities		178,993

Net Assets		$542,532

Net assets consist of:
Accumulated paid-in-capital applicable to:
52,949 Institutional Class shares outstanding		$551,066
Overdistributions of net investment income		(90)
Accumulated net realized loss on investments, options, futures, swaps and foreign currency transactions		(496)
Unrealized appreciation/(depreciation) of investments, options, futures, swaps and foreign currency translations		(7,948)

Net Assets		$542,532

Net Asset Value Per Share:
Institutional Class		$10.25

A	The market value of securities on loan is $135,095.

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Inflation Indexed Plus Bond Portfolio

For the Year Ended March 31, 2006

(Amounts in Thousands)

Investment Income:
Interest		$24,839
Expenses:
Advisory fee	$939
Audit and legal fees	85
Custodian fees	133
Directors’ fees and expenses	29
Registration fees	17
Reports to shareholders	10
Transfer agent and shareholder servicing expense	17
Other expenses	41

	1,271
Less: Fees waived	(92)
Compensating balance creditsA	(5)

Total expenses, net of waivers and compensating balance credits		1,174

Net Investment Income		23,665
Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on:
Investments	4,298
Options	11
Futures	(2,300)
Foreign currency transactions	329
Swaps	1,233

		3,571
Change in unrealized appreciation/(depreciation) on:
Investments, options, futures, and swaps	(22,028)
Assets and liabilities denominated in foreign currency	1

		(22,027)

Net Realized and Unrealized Loss on Investments		(18,456)

Change in Net Assets Resulting From Operations		$5,209

A	See note 1, compensating balance credits, in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Inflation Indexed Plus Bond Portfolio

(Amounts in Thousands)

	FOR THE YEARS ENDED
	3/31/06	3/31/05
Change in Net Assets:
Net investment income	$23,665	$14,554

Net realized gain on investments, options, futures, foreign currency transactions and swaps	3,571	1,791

Change in unrealized appreciation/(depreciation) of investments, options, futures, swaps and assets and liabilities denominated in foreign currencies	(22,027)	(2,789)

Change in net assets resulting from operations	5,209	13,556

Distributions to Shareholders from:
Net investment income	(24,662)	(14,661)
Net realized gain on investments:	(3,825)	(12,719)

Change in net assets from Fund share transactions	104,064	129,191

Change in net assets	80,786	115,367

Net Assets:
Beginning of year	461,746	346,379

End of year	$542,532	$461,746

Under/(over) distributions of net investment income	$(90)	$598

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Inflation Indexed Plus Bond Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout each year shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	FOR THE YEARS ENDED MARCH 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$10.74	$11.24	$10.96	$9.92	$9.98

Investment operations:
Net investment income	.54	.42	.37	.51	.41
Net realized and unrealized gain/(loss) on investments, options, futures, foreign currency transactions and swaps	(.38)	(.10)	.71	1.19	.01

Total from investment operations	.16	.32	1.08	1.70	.42

Distributions paid from:
Net investment income	(.56)	(.42)	(.37)	(.51)	(.41)
Net realized gain on investments	(.09)	(.40)	(.43)	(.15)	(.07)

Total distributions	(.65)	(.82)	(.80)	(.66)	(.48)

Net asset value, end of year	$10.25	$10.74	$11.24	$10.96	$9.92

Total return	1.44%	3.27%	10.33%	17.62%	4.28%

Ratios To Average Net Assets:A
Total expenses	.27%	.27%	.27%	.27%	.67%
Expenses net of waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income	5.0%	3.8%	3.4%	4.8%	5.0%

Supplemental Data:
Portfolio turnover rate	177.1%	255.5%	281.8%	75.4%	79.5%
Net assets at end of year (in thousands)	$542,532	$461,746	$346,379	$290,306	$210,635

A	Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset High Yield Portfolio

The average annual total returns for the Western Asset High Yield Portfolio for the period from its inception to March 31, 2006, are presented below, along with the total returns of its current and former benchmark:

			Average Annual Total Returns Periods Ended March 31, 2006
	First Quarter 2006	One Year	Three Years	Since InceptionA
Western Asset High Yield Bond Portfolio
Institutional Class	3.09%	7.30%	11.01%	9.14%
Lehman High Yield, 2% Issuer Constrained IndexB	2.60%	7.15%	11.96%	10.89%
Lehman High Yield IndexC	2.89%	7.43%	12.08%	10.70%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

Short-term interest rates rose significantly over the past 12 months, led by a 200 bpsD increase in the federal funds rate target. Long-term interest rates rose only moderately, resulting in a substantial flattening of the yield curve. Contrary to expectations that they would hike rates to only 4%, the Federal Reserve increased its target funds rate by 25 bps at every FOMC meeting, reaching 4.75% in March. Tighter-than-expected monetary policy pushed real yields up by more than nominal yields, reflecting reduced inflation expectations. The dollar also benefited from higher rates, rising some 7% against a basket of currencies. Mortgage-backed spreads began the period fairly tight, only to widen in the latter half of the period as concerns over extension risk mounted. Investment-grade credit spreads drifted wider, driven largely by fallout from the unexpected downgrade of Ford and GM debt. Thanks to a robust global economy, easy money, and strong gains in commodity prices, emerging market spreads tightened dramatically over the course of the period, leaving yields at record-low levels. High-yield spreads soared in the wake of the GM and Ford downgrades, but recovered dramatically to finish the period unchanged to somewhat tighter. Despite a substantial reduction of monetary policy accommodation during the period, gold rose over 35%, to $584 per ounce, returning to levels not seen since the inflation panic of 1980. Energy and industrial commodity prices also rose, registering substantial gains against all major currencies. Equity markets moved steadily higher over the course of the period.

For the 12-month period ending March 31, 2006, the Fund returned 7.30%, net of fees, versus 7.15% for the Lehman High Yield 2% Issuer Constrained Index. Effective September 1, 2005, the Fund changed its comparative index from the Lehman High Yield Index to the Lehman High Yield Index 2% Issuer Constrained (“High Yield Constrained Index”). As a result of significant changes to the Lehman High Yield composition and Lehman index methodology rules, the adviser has determined that the High Yield Constrained Index is more representative of the overall high yield market and therefore more accurately reflects the types of securities in which the Fund invests. The primary reasons for outperformance include: (1) overweight to lower-rated issues; (2) issue selections; and (3) industry allocations. The Fund had an overweight to below B rated issuers. In general, CCC and below rated issues returned 7.43% for the period. Five of the Fund’s top 10 overweights generated returns between 10.96% and 19.07%. Eight of the Fund’s top 10 underweights underperformed the index between 101 and 951 basis points. The Fund had an overweight to transportation and capital goods, which returned 11.00% and 8.27%, respectively. Given the recent spread tightening, our enthusiasm for high yield remains somewhat guarded. In our opinion, returns for the balance of the year will be driven more by lower treasury rates and coupon. We feel any spread tightening from current levels will be limited. Regarding fundamentals, the backdrop continues to be favorable. Corporate cash flow is strong, debt leverage remains reasonable, and cash levels on the balance sheet as well as inventories are encouraging. However, we recognize that the credit cycle has peaked. We expect to see deterioration in credit statistics over the next few quarters, but overall economic conditions should temper this deterioration.

Western Asset Management Company

A	The Fund’s Institutional Class inception date is September 28, 2001. Index returns are for periods beginning September 30, 2001.
B	A market value-weighted index that tracks the daily price, coupon, and total return performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the U.S. Securities and Exchange Commission. The index limits the maximum exposure to any one issuer to 2%. The index does not incur fees and expenses and cannot be purchased directly by investors.
C	A market value-weighted index that tracks the daily price, coupon, and total return performance of non- investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the U.S. Securities and Exchange Commission. The index does not incur fees and expenses and cannot be purchased directly by investors.
D	100 basis points = 1%.

Annual Report to Shareholders

Expense Example

Western Asset High Yield Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2005, and held through March 31, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/05	Ending Account Value 3/31/06	Expenses PaidA During the Period 10/1/05 to 3/31/06
Institutional Class:
Actual	$1,000.00	$1,037.10	$3.15
Hypothetical (5% return before expenses)	1,000.00	1,021.84	3.13

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 0.62% multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182), and divided by 365.

Annual Report to Shareholders

Performance Information

Western Asset High Yield Portfolio

The graph compares the Fund’s total returns against that of two broad-based securities market indices. The lines illustrate the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market indices do not include any transaction costs associated with buying and selling securities in the indices or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in a Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. High Yield Securities are subject to greater fluctuations in value and greater risk of loss of income and principle due to default by the issuer than are higher rated bonds.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	Index returns are for periods beginning September 30, 2001.

Annual Report to Shareholders

Portfolio Composition (as of March 31, 2006)

Standard & Poor’s Debt RatingsB (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

B	Source: Standard & Poor's.
C	Preferred Stocks does not have a defined maturity date.
The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

Annual Report to Shareholders

Portfolio of Investments

Western Asset High Yield Portfolio

March 31, 2006

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Long-Term Securities	96.2%

Corporate Bonds and Notes	86.0%

Advertising	1.6%
Affinion Group Inc.		10.125%	10/15/13	$3,020	$3,065	A
R.H. Donnelley Corp.		6.875%	1/15/13	1,395	1,305	A
R.H. Donnelley Corp.		6.875%	1/15/13	2,520	2,356	A
WDAC Subsidiary Corp.		8.375%	12/1/14	2,615	2,582	A

					9,308

Aerospace/Defense	1.4%
Alliant Techsystems Inc.		6.750%	4/1/16	1,680	1,701
DRS Technologies, Inc.		6.625%	2/1/16	1,350	1,343
DRS Technologies, Inc.		7.625%	2/1/18	1,500	1,545
Standard Aero Holdings Inc.		8.250%	9/1/14	4,240	3,731

					8,320

Apparel	1.1%
Levi Strauss & Co.		9.750%	1/15/15	1,560	1,642
Levi Strauss & Co.		8.875%	4/1/16	1,200	1,203	A
Oxford Industries, Inc.		8.875%	6/1/11	1,484	1,528
Russell Corporation		9.250%	5/1/10	2,316	2,403

					6,776

Auto and Automotive Parts	0.9%
Keystone Automotive Operations Inc.		9.750%	11/1/13	3,400	2,975
TRW Automotive		9.375%	2/15/13	2,260	2,444

					5,419

Auto Parts and Equipment	1.6%
Commercial Vehicle Group, Inc.		8.000%	7/1/13	2,170	2,170
Visteon Corporation		8.250%	8/1/10	9,082	7,493

					9,663

Automotive	0.7%
Ford Motor Company		7.450%	7/16/31	1,915	1,422
General Motors Corporation		8.375%	7/15/33	4,200	3,076

					4,498

Automotive Retailer	0.5%
Asbury Automotive Group Inc.		9.000%	6/15/12	2,832	2,892

Banking and Finance	3.8%
EPL Finance Corp.		11.750%	11/15/13	2,401	2,461	A
Ford Motor Credit Company		8.625%	11/1/10	1,310	1,255

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Banking and Finance—Continued
Ford Motor Credit Company		7.375%	2/1/11	$3,670	$3,376
General Motors Acceptance Corporation		6.875%	8/28/12	2,090	1,928
General Motors Acceptance Corporation		8.000%	11/1/31	14,700	13,893

					22,913

Building Materials	2.9%
Associated Materials Incorporated		0.000%	3/1/14	5,260	3,024	B
Interface, Inc.		7.300%	4/1/08	411	419
Interface, Inc.		10.375%	2/1/10	3,182	3,485
K Hovnanian Enterprises Inc.		6.250%	1/15/16	3,250	2,946
K Hovnanian Enterprises Inc.		7.500%	5/15/16	1,400	1,380
Nortek, Inc.		8.500%	9/1/14	5,820	5,922

					17,176

Cable	3.1%
CCH I Holdings, LLC		0.000%	5/15/14	3,130	1,628	B
Charter Communications Holdings, LLC		10.250%	9/15/10	4,449	4,371
CSC Holdings Inc.		7.625%	4/1/11	820	824
CSC Holdings Inc.		7.250%	4/15/12	3,785	3,700	A
CSC Holdings Inc.		7.875%	2/15/18	150	150
EchoStar DBS Corporation		5.750%	10/1/08	1,100	1,089
EchoStar DBS Corporation		6.625%	10/1/14	3,030	2,928
EchoStar DBS Corporation		7.125%	2/1/16	730	718	A
LodgeNet Entertainment Corporation		9.500%	6/15/13	2,652	2,864

					18,272

Casino Resorts	3.2%
Boyd Gaming Corporation		8.750%	4/15/12	862	920
Boyd Gaming Corporation		6.750%	4/15/14	480	479
Inn of The Mountain Gods Resort and Casino		12.000%	11/15/10	5,370	5,800
Mandalay Resort Group		9.375%	2/15/10	58	63
Pinnacle Entertainment, Inc.		8.250%	3/15/12	2,260	2,367
Premier Entertainment Biloxi LLC		10.750%	2/1/12	5,414	5,170
Station Casinos, Inc.		6.625%	3/15/18	1,410	1,378	A
Wynn Las Vegas, LLC		6.625%	12/1/14	3,000	2,914

					19,091

Chemicals	0.2%
Westlake Chemical Corporation		6.625%	1/15/16	1,377	1,362

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Coal	0.6%
Alpha Natural Resources LLC		10.000%	6/1/12	$2,965	$3,261

Computer Services and Systems	2.0%
Activant Solutions, Inc.		10.530%	4/1/10	2,700	2,754	A,C
Activant Solutions, Inc.		10.530%	4/1/10	3,050	3,111	A,C
SunGard Data Systems Inc.		10.250%	8/15/15	5,805	6,110	A

					11,975

Containers and Packaging	1.6%
Graham Packaging Company Inc.		8.500%	10/15/12	413	417
Graham Packaging Company Inc.		9.875%	10/15/14	1,056	1,070
Graphic Packaging International Corp.		9.500%	8/15/13	3,060	2,861
Owens Brockway Glass Containers		8.750%	11/15/12	1,790	1,915
Plastipak Holdings Inc.		8.500%	12/15/15	2,810	2,866	A

					9,129

Drug and Grocery Store Chains	0.7%
Delhaize America, Inc.		8.125%	4/15/11	1,208	1,304
Delhaize America, Inc.		9.000%	4/15/31	2,580	2,984

					4,288

Electric	1.5%
Mirant Americas Generation, LLC		8.300%	5/1/11	1,620	1,677
Mission Energy Holding Company		13.500%	7/15/08	1,200	1,377
The AES Corporation		8.750%	5/15/13	1,400	1,512	A
The AES Corporation		7.750%	3/1/14	3,100	3,255
The AES Corporation		9.000%	5/15/15	995	1,079	A

					8,900

Electronics	1.4%
L-3 Communications Corporation		7.625%	6/15/12	550	568
L-3 Communications Corporation		6.375%	10/15/15	3,800	3,743
Rayovac Corporation		8.500%	10/1/13	4,600	4,255

					8,566

Energy	2.7%
Elwood Energy LLC		8.159%	7/5/26	2,871	3,057
Midwest Generation LLC		8.560%	1/2/16	1,205	1,299
NRG Energy, Inc.		7.375%	2/1/16	7,260	7,414

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Energy—Continued
Sierra Pacific Resources		6.750%	8/15/17	$2,360	$2,369	A
Verasun Energy Corp.		9.875%	12/15/12	1,930	2,046	A

					16,185

Entertainment	0.2%
Warner Music Group		7.375%	4/15/14	1,000	990

Environmental Services	0.7%
Allied Waste North America Incorporated		8.875%	4/1/08	1,522	1,598
Allied Waste North America Incorporated		8.500%	12/1/08	1,185	1,246
Waste Services Inc.		9.500%	4/15/14	1,090	1,124

					3,968

Food, Beverage and Tobacco	0.9%
Domino’s, Inc.		8.250%	7/1/11	2,424	2,485
R.J. Reynolds Tobacco Holdings, Inc.		6.500%	7/15/10	1,330	1,340
Stater Bros. Holdings Inc.		8.410%	6/15/10	1,280	1,307	C

					5,132

Funeral Parlors and Cemeteries	0.2%
Service Corporation International		7.500%	6/15/17	1,270	1,292	A

Gaming	0.7%
River Rock Entertainment Authority		9.750%	11/1/11	3,650	3,942

Gas and Pipeline Utilities	3.7%
ANR Pipeline, Inc.		9.625%	11/1/21	1,604	1,964
Colorado Interstate Gas Company		6.800%	11/15/15	1,340	1,363	A
Dynegy Holdings Inc.		9.875%	7/15/10	1,820	2,002	A
Dynegy Holdings Inc.		8.750%	2/15/12	355	371
Dynegy Holdings Inc.		10.125%	7/15/13	1,435	1,644	A
Dynegy Holdings Inc.		8.375%	5/1/16	2,565	2,552	A
Southern Natural Gas Company		8.000%	3/1/32	1,590	1,744
The Williams Companies, Inc.		7.500%	1/15/31	1,350	1,401
The Williams Companies, Inc.		8.750%	3/15/32	7,989	9,347

					22,388

Health Care	1.9%
Tenet Healthcare Corporation		9.875%	7/1/14	9,522	9,641
Tenet Healthcare Corporation		9.500%	2/1/15	1,830	1,835	A

					11,476

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Homebuilding	0.8%
Beazer Homes USA, Inc.		8.625%	5/15/11	$720	$752
Beazer Homes USA, Inc.		8.375%	4/15/12	580	603
Beazer Homes USA, Inc.		6.875%	7/15/15	770	732
KB HOME		6.250%	6/15/15	1,270	1,186
Kimball Hill, Inc.		10.500%	12/15/12	1,535	1,458	A
Schuler Homes, Inc.		10.500%	7/15/11	69	73

					4,804

Investment Banking/Brokerage	0.5%
E*Trade Financial Corporation		7.375%	9/15/13	1,210	1,234
E*Trade Financial Corporation		7.875%	12/1/15	1,547	1,632

					2,866

Lodging/Hotels	0.2%
Host Marriott LP		6.750%	6/1/16	1,500	1,498	A

Machinery	0.5%
Terex Corporation		7.375%	1/15/14	2,960	3,034

Manufacturing (Diversified)	1.3%
American Achievement Corp.		8.250%	4/1/12	530	541
Jacuzzi Brands Incorporated		9.625%	7/1/10	4,156	4,457
Ki Holdings Inc.		0.000%	11/15/14	3,488	2,529	B

					7,527

Media	3.3%
AMC Entertainment Inc.		11.000%	2/1/16	3,520	3,634	A
Clear Channel Communications, Inc.		5.500%	12/15/16	3,100	2,766
Lamar Media Corporation		7.250%	1/1/13	920	943
LIN Television Corporation		6.500%	5/15/13	1,040	977
LIN Television Corporation		6.500%	5/15/13	670	630
Paxson Communications Corporation		7.777%	1/15/12	1,760	1,769	A,C
PRIMEDIA Inc.		8.875%	5/15/11	4,135	4,032
Readers Digest Association, Inc.		6.500%	3/1/11	595	594
Sinclair Broadcast Group, Inc.		8.000%	3/15/12	4,360	4,447

					19,792

Medical Care Facilities	1.4%
DaVita, Inc.		7.250%	3/15/15	4,000	4,020
HCA, Inc.		9.000%	12/15/14	56	63
HCA, Inc.		7.690%	6/15/25	2,150	2,126

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Medical Care Facilities—Continued
HCA, Inc.		7.500%	11/6/33	$700	$686
Select Medical Corporation		7.625%	2/1/15	1,730	1,561

					8,456

Medical Products	0.3%
Fresenius Medical Care Capital Trust II		7.875%	2/1/08	1,667	1,709	D
Fresenius Medical Care Capital Trust IV		7.875%	6/15/11	150	159

					1,868

Metals	0.3%
Metals USA, Inc.		11.125%	12/1/15	1,500	1,650	A

Oil and Gas	8.9%
AmeriGas Partners, L.P.		7.250%	5/20/15	860	860
Belden & Blake Corporation		8.750%	7/15/12	7,470	7,694
Chesapeake Energy Corporation		7.500%	9/15/13	100	105
Chesapeake Energy Corporation		6.375%	6/15/15	500	492
Chesapeake Energy Corporation		6.250%	1/15/18	1,760	1,720
El Paso Corporation		7.750%	6/15/10	1,568	1,617	A
El Paso Corporation		8.050%	10/15/30	4,040	4,151
El Paso Corporation		7.800%	8/1/31	4,320	4,342
El Paso Natural Gas Company		8.375%	6/15/32	1,600	1,809
Encore Acquisition Company		6.250%	4/15/14	310	297
Encore Acquisition Company		6.000%	7/15/15	1,030	960
Encore Acquisition Company		7.250%	12/1/17	1,030	1,033
Exco Resources, Inc.		7.250%	1/15/11	2,153	2,142
Kerr-Mcgee Corporation		6.950%	7/1/24	765	778
Kerr-McGee Corporation		7.875%	9/15/31	1,205	1,376
Pacific Energy Partners		7.125%	6/15/14	510	519
Parker Drilling Company		9.625%	10/1/13	2,578	2,862
Plains Exploration & Production Company		7.125%	6/15/14	1,340	1,377
Pogo Producing Company		6.875%	10/1/17	2,995	2,958
Pride International, Inc.		7.375%	7/15/14	1,890	1,984
SemGroup, L.P.		8.750%	11/15/15	2,890	2,948	A
SESI, LLC		8.875%	5/15/11	2,290	2,393
Stone Energy Corporation		8.250%	12/15/11	315	317
Stone Energy Corporation		6.750%	12/15/14	1,550	1,449
Suburban Propane Partners LP		6.875%	12/15/13	5,115	4,910
Whiting Petroleum Corporation		7.000%	2/1/14	2,120	2,099

					53,192

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Paper and Forest Products	2.1%
Appleton Papers Inc.		9.750%	6/15/14	$1,385	$1,375
Caraustar Industries, Inc.		9.875%	4/1/11	2,500	2,628
Georgia-Pacific Corp.		9.500%	12/1/11	1,940	2,124
Georgia-Pacific Corp.		7.700%	6/15/15	770	774
NewPage Corporation		10.000%	5/1/12	800	840
NewPage Corporation		12.000%	5/1/13	4,600	4,784

					12,525

Pharmaceuticals	0.5%
Leiner Health Products Inc.		11.000%	6/1/12	2,930	2,875
Omnicare, Inc.		6.875%	12/15/15	300	299

					3,174

Printing and Copying Services	0.4%
Xerox Corporation		6.400%	3/15/16	2,180	2,164

Real Estate	0.8%
Forest City Enterprises, Inc.		7.625%	6/1/15	255	269
Forest City Enterprises, Inc.		6.500%	2/1/17	1,700	1,679
Ventas, Inc.		8.750%	5/1/09	1,576	1,671
Ventas, Inc.		9.000%	5/1/12	752	844
Ventas, Inc.		6.625%	10/15/14	290	290

					4,753

Rental and Lease Services	1.8%
Hertz Corporation		8.875%	1/1/14	1,770	1,836	A
Hertz Corporation		10.500%	1/1/16	3,680	3,993	A
NationsRent Inc.		9.500%	10/15/10	3,134	3,408
NationsRent Inc.		9.500%	5/1/15	1,205	1,302

					10,539

Retail	2.2%
Ames True Temper		8.600%	1/15/12	2,010	1,955	C
Brookstone Company Inc.		12.000%	10/15/12	2,030	1,867	A
J.C. Penney Company, Inc.		6.875%	10/15/15	1,055	1,102
J.C. Penney Company, Inc.		7.400%	4/1/37	980	1,057
Neiman Marcus Group, Inc.		10.375%	10/15/15	3,150	3,347	A
Norcraft Companies		9.000%	11/1/11	3,755	3,905

					13,233

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Special Purpose	10.4%
AAC Group Holding Corp.		0.000%	10/1/12	$4,060	$3,146	B
Denny’s Holdings, Inc.		10.000%	10/1/12	1,240	1,280
Di Finance Corporation		9.500%	2/15/13	4,920	5,117
Dow Jones CDX.NA.HY. Credit-Linked Trust Certificates		8.125%	6/29/11	18,720	18,486	A,E
H & E Equipment Services LLC		11.125%	6/15/12	3,845	4,258
H-Lines Finance Holding Corp.		0.000%	4/1/13	1,671	1,387	B
Hexion U. S. Finance Corporation		9.000%	7/15/14	2,852	2,938
Milacron Escrow Corporation		11.500%	5/15/11	5,464	5,000
Norcraft Holdings LP		0.000%	9/1/12	295	233	B
Rainbow National Services LLC		8.750%	9/1/12	1,373	1,462	A
Rainbow National Services LLC		10.375%	9/1/14	2,060	2,307	A
TransDigm Funding Corp.		8.375%	7/15/11	3,480	3,637
UCAR Finance Inc.		10.250%	2/15/12	3,176	3,390
UGS Corporation		10.000%	6/1/12	1,640	1,804
Vanguard Health Holding Company I, LLC		0.000%	10/1/15	1,861	1,359	B
Vanguard Health Holding Company II, LLC		9.000%	10/1/14	5,089	5,203
Visant Holding Corp.		8.750%	12/1/13	1,230	1,181	A

					62,188

Steel Products	1.5%
Chaparral Steel Company		10.000%	7/15/13	3,120	3,479
Citisteel USA, Inc.		12.480%	9/1/10	2,920	2,993	A,C
Rathgibson Inc.		11.250%	2/15/14	2,695	2,816	A

					9,288

Telecommunications	3.5%
Cincinnati Bell Inc.		7.000%	2/15/15	2,257	2,234
Cincinnati Bell Inc.		6.300%	12/1/28	1,070	987
Citizens Communications Company		9.000%	8/15/31	2,600	2,779
Hawaiian Telcom Communications, Inc.		12.500%	5/1/15	5,970	5,910	A
Qwest Communications International Inc.		8.249%	2/15/09	720	736	C
Qwest Communications International Inc.		7.250%	2/15/11	2,652	2,719
Qwest Communications International Inc.		7.500%	2/15/14	1,610	1,658
Qwest Communications International Inc.		7.500%	2/15/14	1,492	1,537
Qwest Corporation		7.875%	9/1/11	2,180	2,327

					20,887

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Corporate Bonds and Notes—Continued

Telecommunications (Cellular/Wireless)	0.9%
Rural Cellular Corporation		9.875%	2/1/10	$3,765	$4,019
Ubiquitel Operating Company		9.875%	3/1/11	1,250	1,366

					5,385

Transportation	4.6%
American Airlines, Inc.		7.800%	10/1/06	4,940	4,955
American Commercial Lines LLC		9.500%	2/15/15	1,161	1,277
Continental Airlines, Inc.		7.568%	12/1/06	3,474	3,451
Continental Airlines, Inc.		7.033%	6/15/11	2,624	2,507
Gulfmark Offshore, Inc.		7.750%	7/15/14	2,250	2,295
Horizon Lines, LLC		9.000%	11/1/12	2,656	2,809
Kansas City Southern Railway		7.500%	6/15/09	1,400	1,421
Progress Rail Corp.		7.750%	4/1/12	2,040	2,121	A
United Air Lines, Inc.		7.811%	10/1/09	933	928
United Air Lines, Inc.		7.032%	10/1/10	1,538	1,534
United Air Lines, Inc.		7.186%	4/1/11	4,040	4,101

					27,399

Total Corporate Bonds and Notes (Identified Cost—$514,934)					513,404
Mortgage-Backed Securities	0.1%

Fixed Rate Securities
Blackrock Capital Finance L.P. 1996-R1		9.523%	9/25/26	1,086	652
Ocwen Residential Mortgage Corporation 1998-R1		7.000%	10/25/40	336	54

Total Mortgage-Backed Securities (Identified Cost—$897)					706
Yankee BondsF	9.8%

Cable	1.0%
Rogers Cable Inc.		5.500%	3/15/14	1,650	1,563
Rogers Cable Inc.		6.750%	3/15/15	4,540	4,631

					6,194

Chemicals	1.1%
Montell Finl Co Bv		8.100%	3/15/27	4,600	4,462	A
Nell Af SARL		8.375%	8/15/15	2,330	2,313	A

					6,775

Containers and Packaging	0.2%
Sea Containers Limited		10.750%	10/15/06	1,500	1,470

Electric	0.2%
AES China Generating Co., Ltd.		8.250%	6/26/10	1,100	1,106

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PAR	VALUE

Yankee Bonds—Continued

Electronics	0.2%
Flextronics Intl Ltd		6.500%	5/15/13	$1,160	$1,151

Media	1.3%
Kabel Deutschland GmbH		10.625%	7/1/14	3,855	4,115	A
Quebecor Media Inc.		7.750%	3/15/16	3,650	3,751	A

					7,866

Oil and Gas	1.2%
Ocean Rig Norway AS		8.375%	7/1/13	1,810	1,928
Utilicorp Canada Finance Corporation		7.750%	6/15/11	1,330	1,373
Western Oil Sands Inc.		8.375%	5/1/12	3,285	3,646

					6,947

Paper and Forest Products	0.5%
Domtar Inc.		7.875%	10/15/11	1,030	976
Domtar Inc.		5.375%	12/1/13	2,350	1,927

					2,903

Pharmaceuticals	0.2%
Angiotech Pharmaceuticals, Inc.		7.750%	4/1/14	1,310	1,323	A

Printing and Copying Services	0.2%
Quebecor World Capital Corp.		8.750%	3/15/16	1,120	1,092	A

Semiconductor Equipment and Production	0.5%
Magnachip Semiconductor S.A.		8.000%	12/15/14	3,080	2,880

Services	0.3%
Compagnie Generale de Geophysique SA (CGG)		7.500%	5/15/15	1,870	1,926

Special Purpose	0.1%
MDP Acquisitions PLC		9.625%	10/1/12	475	502

Steel (Producers)	0.2%
Ispat Inland ULC		9.750%	4/1/14	1,170	1,324

Telecommunications	1.3%
Intelsat, Ltd.		7.625%	4/15/12	5,700	4,703
Wind Acquisition Finance SA		10.750%	12/1/15	2,605	2,813	A

					7,516

Telecommunications (Cellular/Wireless)	0.2%
Rogers Wireless Inc.		7.250%	12/15/12	1,060	1,117

Annual Report to Shareholders

Portfolio of Investments—Continued

Western Asset High Yield Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PAR/ SHARES		VALUE

Yankee Bonds—Continued

Transportation	1.1%
Grupo Transportacion Ferroviaria Mexicana, S.A de C.V. (TFM)		9.375%	5/1/12	$1,930		$2,123
OMI Corporation		7.625%	12/1/13	2,779		2,842
Teekay Shipping Corporation		8.875%	7/15/11	1,438		1,582

						6,547

Total Yankee Bonds (Identified Cost—$58,692)						58,639
Preferred Stocks	0.2%
Paxson Communications Corporation				0.2	shs	1,448	G

Total Preferred Stocks (Identified Cost—$1,237)
Warrants	0.1%
American Tower Corporation				1	wts	315	H
Next Generation Network, Inc.				3		0	H

Total Warrants (Identified Cost—$48)						315

Total Long-Term Securities (Identified Cost—$575,808)						574,512
Short-Term Securities	6.9%

Repurchase Agreements	6.9%
Deutsche Bank 4.75%, dated 3/31/06, to be repurchased at $8,218 on 4/3/06 (Collateral: $8,360 Federal Home Loan Bank bonds, 5%, due 2/29/08, value $8,351)				$8,215		8,215
Goldman, Sachs & Company 4.77%, dated 3/31/06, to be repurchased at $32,902 on 4/3/06 (Collateral: $32,300 Freddie Mac notes, 5.75%, due 1/15/12, value $33,552)				32,889		32,889

Total Short-Term Securities (Identified Cost—$41,104)						41,104
Total Investments (Identified Cost—$616,912)	103.1%					$615,616
Other Assets Less Liabilities	(3.1)%					(18,698)

Net Assets	100.0%					$596,918

A	Rule 144a Security – A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 22.5% of net assets.
B	Stepped Coupon Security – A security with a predetermined schedule of interest or dividend rate changes, at which time it begins to accrue interest or pay dividends.
C	Indexed Security – The rates of interest earned on these securities are tied to the London Interbank Offered Rate (“LIBOR”), the Consumber Price Index (“CPI”), or the one-year Treasury Bill rate. The coupon rates are the rates as of March 31, 2006.
D	Unit – A security which consists of a bond and warrants to purchase to the common stock of the issuer.
E	Certificates are linked to a portfolio of Repurchase Agreements and Credit Default Swap Agreements.
F	Yankee Bond – A dollar denominated bond issued in the U.S. by foreign entities.
G	Pay-in-kind (“PIK”) Security – A bond in which interest or dividends during the initial few years is paid in additional PIK securities rather than in cash.
H	Non-income producing.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset High Yield Portfolio

March 31, 2006

(Amounts in Thousands)

Assets:
Investment securities at market value (Identified Cost—$575,808)		$574,512
Short-term securities at value (Identified Cost—$41,104)		41,104
Cash		1
Receivable for securities sold		2,199
Interest and dividends receivable		12,649

Total assets		630,465

Liabilities:
Payable for securities purchased	$33,170
Accrued management fee	274
Accrued expenses	103

Total liabilities		33,547

Net Assets		$596,918

Net assets consist of:
Accumulated paid-in-capital applicable to:
57,711 Institutional Class shares outstanding		$586,754
Undistributed net investment income		11,678
Accumulated net realized loss on investments		(218)
Unrealized appreciation/(depreciation) of investments		(1,296)

Net Assets		$596,918

Net Asset Value Per Share:
Institutional Class		$10.34

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset High Yield Portfolio

For the Year Ended March 31, 2006

(Amounts in Thousands)

Investment Income:
Interest	$39,541
Dividends	188

Total income		$39,729
Expenses:
Advisory fee	2,581
Audit and legal fees	88
Custodian fees	129
Directors’ fees and expenses	28
Registration fees	23
Reports to shareholders	17
Transfer agent and shareholder servicing expense	16
Other expenses	38

	2,920
Less: Compensating balance creditsA	(13)

Total expenses, net of compensating balance credits		2,907

Net Investment Income		36,822
Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain on investments		38
Change in unrealized appreciation/(depreciation) on investments		(2,759)

Net Realized and Unrealized Loss on Investments		(2,721)

Change in Net Assets Resulting From Operations		$34,101

A	See note 1, compensating balance credits, in the notes to financial statements

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset High Yield Portfolio

(Amounts in Thousands)

	FOR THE YEARS ENDED MARCH 31,
	2006	2005
Change in Net Assets:
Net investment income	$36,822	$25,540

Net realized gain on investments	38	9,217

Change in unrealized appreciation/(depreciation) of investments	(2,759)	(5,788)

Change in net assets resulting from operations	34,101	28,969

Distributions to Shareholders from:
Net investment income	(32,038)	(21,159)
Net realized gain on investments	(5,384)	—

Change in net assets from Fund share transactions	185,822	217,149

Change in net assets	182,501	224,959

Net Assets:
Beginning of year	414,417	189,458

End of year	$596,918	$414,417

Undistributed net investment income	$11,678	$6,953

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset High Yield Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout each year shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	FOR THE YEARS ENDED MARCH 31,
	2006	2005	2004	2003	2002A
Net asset value, beginning of year	$10.49	$10.28	$9.56	$10.36	$10.00

Investment operations:
Net investment income	.76	.61	.78	.96	.53
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(.05)	.17	.89	(.82)	.07

Total from investment operations	.71	.78	1.67	.14	.60

Distributions paid from:
Net investment income	(.73)	(.57)	(.95)	(.94)	(.24)
Net realized gain on investments	(.13)	—	—	—	—

Total distributions	(.86)	(.57)	(.95)	(.94)	(.24)

Net asset value, end of year	$10.34	$10.49	$10.28	$9.56	$10.36

Total return	7.30%	7.81%	18.27%	2.22%	6.02	%B

Ratios To Average Net Assets:C
Total expenses	.62%	.62%	.67%	.67%	.75	%D
Expenses net of waivers, if any	.62%	.62%	.58%	.55%	.55	%D
Expenses net of all reductions	.62%	.62%	.58%	.55%	.55	%D
Net investment income	7.8%	7.0%	7.9%	10.2%	10.4	%D

Supplemental Data:
Portfolio turnover rate	147.2%	121.0%	116.0%	110.1%	51.8	%B
Net assets at end of year (in thousands)	$596,918	$414,417	$189,458	$149,937	$152,729

A	For the period September 28, 2001 (commencement of operations) to March 31, 2002.
B	Not annualized
C	Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.
D	Annualized

See notes to financial statements.

Annual Report to Shareholders

Management’s Discussion of Fund Performance

Western Asset Non-U.S. Opportunity Bond Portfolio

The average annual total returns for the Western Asset Core Bond Portfolio for the period from its inception to March 31, 2006, are presented below, along with the total returns of its benchmark:

			Average Annual Total Returns Periods Ended March 31, 2006
	First Quarter 2006	One Year	Three Years	Five Years	Since InceptionA
Western Asset Non-U.S. Opportunity Bond Portfolio
Institutional Class	-0.21%	5.33%	7.47%	9.27%	7.62%
Citigroup World Government
ex-U.S. Bond Index (Hedged)B	-0.92%	3.44%	3.46%	4.37%	5.47%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

Short-term interest rates rose significantly over the past 12 months, led by a 200 bpsC increase in the federal funds rate target. Long-term interest rates rose only moderately, resulting in a substantial flattening of the yield curve. Contrary to expectations that they would hike rates to only 4%, the Federal Reserve increased its target funds rate by 25 bps at every FOMC meeting, reaching 4.75% in March. Tighter-than-expected monetary policy pushed real yields up by more than nominal yields, reflecting reduced inflation expectations. The dollar also benefited from higher rates, rising some 7% against a basket of currencies. Mortgage-backed spreads began the period fairly tight, only to widen in the latter half of the period as concerns over extension risk mounted. Investment-grade credit spreads drifted wider, driven largely by fallout from the unexpected downgrade of Ford and GM debt. Thanks to a robust global economy, easy money, and strong gains in commodity prices, emerging market spreads tightened dramatically over the course of the period, leaving yields at record-low levels. High-yield spreads soared in the wake of the GM and Ford downgrades, but recovered dramatically to finish the period unchanged to somewhat tighter. Despite a substantial reduction of monetary policy accommodation during the period, gold rose over 35%, to $584 per ounce, returning to levels not seen since the inflation panic of 1980. Energy and industrial commodity prices also rose, registering substantial gains against all major currencies. Equity markets moved steadily higher over the course of the period.

The Fund outperformed its benchmark over the review period. The portfolio benefited mainly from our duration and currency positions. The return (in USD) for the Fund was 5.33% compared to the return of the benchmark (Citigroup World Government ex-U.S. Bond Index USD hedged) of 3.44%. During the year we have maintained the same broad strategic themes: overweight the markets where monetary policy has been tightened substantially (U.K., Australia and Poland) and underweight the markets where monetary policy is relatively easy (euro zone, Japan). During the second quarter 2005 we tactically overweighed the euro zone market as it became apparent that the US recovery was not yet feeding through the European continent. All of these positions worked well throughout the year. Tactical adjustments to position sizes have been supportive of performance. Sector decisions boosted performance, in particular our allocation to euro zone inflation-linked bonds in the third quarter 2005 as break-even inflation rates increased in the second part of 2005 and the beginning of 2006. Our currency strategy of a modest underweight in the euro against overweight positions in U.S. dollar, Australian dollar, Polish zloty, and Japanese yen, contributed positively to performance.

Western Asset Management Company

A	The Fund’s Institutional Class inception date is July 15, 1998. Index returns are for periods beginning July 31, 1998.
B	An index encompassing an all-inclusive universe of institutionally traded bonds, including all fixed rate bonds with remaining maturities of one year or longer and with amounts outstanding of at least the equivalent of $25 million USD. This Index excludes the U.S. and is currency-hedged as a means of achieving low-risk interest rate diversification. The index does not incur fees and expenses and cannot be purchased directly by investors.
C	100 basis points = 1%.

Annual Report to Shareholders

Expense Example

Western Asset Non-U.S. Opportunity Bond Portfolio

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested on October 1, 2005, and held through March 31, 2006.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses for the Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 10/1/05	Ending Account Value 3/31/06	Expenses PaidA During the Period 10/1/05 to 3/31/06
Institutional Class:
Actual	$1,000.00	$1,006.00	$2.75
Hypothetical (5% return before expenses)	1,000.00	1,022.19	2.77

A	These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio of 0.55% multiplied by the average value over the period, multiplied by the number of days in the most recent fiscal half-year (182), and divided by 365.

Annual Report to Shareholders

Performance Information

Western Asset Non-U.S. Opportunity Bond Portfolio

The graph compares the Fund’s total returns against that of an appropriate broad-based securities market index. The line illustrates the cumulative total return of an initial $1,000,000 investment for the periods indicated. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The line representing the securities market index does not include any transaction costs associated with buying and selling securities in the index or other investment management or administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in a Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Returns (and the graph and table found below) do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

Bonds are subject to a variety of risks, including interest rate, credit and inflation risk. Non U.S. investments are subject to currency fluctuations, social, economic and political risk.

Growth of a $1,000,000 Investment—Institutional Class

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information, please visit www.westernassetfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

A	Index returns are for periods beginning July 31, 1998.

Annual Report to Shareholders

Performance Information—Continued

Portfolio Composition (as of March 31, 2006)

Standard & Poor’s Debt RatingsB (as a percentage of the portfolio)

Maturity Schedule (as a percentage of the portfolio)

B	Source: Standard & Poor's.
The Fund is actively managed. As a result, the composition of the portfolio holdings and sectors are subject to change at any time.

Annual Report to Shareholders

Portfolio of Investments

Western Asset Non-U.S. Opportunity Bond Portfolio

March 31, 2006

(Amounts in Thousands)

	% OF NET ASSETS	RATE	MATURITY DATE	PARA	VALUE

Long-Term Securities	83.4%

Australian Dollar	13.5%

Government Obligations	13.5%
Commonwealth of Australia		5.750%	6/15/11	7,650	$5,568
Queensland Treasury Corp		6.000%	6/14/11	9,100	6,657	B

Total Australian Dollar					12,225
British Sterling	28.5%

Corporate Bonds and Notes	10.9%

Banking and Finance	4.7%
European Investment Bank		4.250%	12/7/10	2,280	3,889
Landesbank Hessen-Thueringen Girozentrale		5.375%	3/7/12	200	358

					4,247

Diversified Financial Services	6.2%
Irish Nationwide Building Society		5.875%	12/15/08	200	356
Network Rail MTN Finance PLC		4.875%	3/6/09	3,000	5,240

					5,596

Government Obligations	17.6%
United Kingdom of Great Britain and Northern Ireland		8.000%	6/7/21	960	2,336
United Kingdom Treasury Bond		4.750%	9/7/15	230	410
United Kingdom Treasury Stock		4.750%	6/7/10	4,440	7,801
United Kingdom Treasury Stock		5.000%	3/7/12	2,980	5,332

					15,879

Total British Sterling					25,722
Canadian Dollar	5.8%

Government Obligations	5.8%
Canadian Real Return Bond		4.500%	6/1/15	5,390	4,702	B
Canadian Real Return Bond		4.000%	12/1/31	426	551	B

Total Canadian Dollar					5,253

Annual Report to Shareholders

Portfolio of Investments

Western Asset Non-U.S. Opportunity Bond Portfolio—Continued

	% OF NET ASSETS	RATE	MATURITY DATE	PARA	VALUE

Danish Krone	8.2%

Corporate Bonds and Notes	4.8%
Nordea Kredit Realkreditaktieselskab		4.000%	10/1/35	6,527	$988
Nykredit Realkredit AS		4.000%	10/1/38	7,210	1,080
Realkredit Danmark AS		4.000%	10/1/38	15,210	2,274

					4,342

Government Obligations	3.4%
Kingdom of Denmark		5.000%	11/15/13	17,460	3,065

Total Danish Krone					7,407
Euro	22.7%

Corporate Bonds and Notes	8.8%

Banks	2.7%
Bank Nederlandse Gemeenten NV		5.625%	10/25/10	1,850	2,429

Diversified Financial Services	2.6%
Kreditanstalt fuer Wiederaufbau		5.250%	1/4/10	1,800	2,312

Investment Banking/Brokerage	3.5%
Caisse de Refinancement L’ Habitat		4.200%	4/25/11	2,000	2,486
Morgan Stanley		2.805%	7/20/12	600	727	C

					3,213

U.S. Government and Agency Obligations	1.3%
Freddie Mac		5.750%	9/15/10	900	1,182

Government Obligations	12.6%
Federal Republic of Germany		3.750%	1/4/15	730	884
Federal Republic of Germany		4.750%	7/4/34	800	1,090
Kingdom of Spain		5.750%	7/30/32	1,970	3,045
Kingdom of the Netherlands		5.500%	1/15/28	1,270	1,869
Republic of France		3.000%	7/25/12	1,981	2,625	B
Republic of France		4.000%	4/25/55	1,500	1,827	B

					11,340

Total Euro					20,476
Norwegian Krone	1.2%

Government Obligations	1.2%
Kingdom of Norway		6.500%	5/15/13	3,580	635
Kingdom of Norway		5.000%	5/15/15	2,820	467

Total Norwegian Krone					1,102

Annual Report to Shareholders

	% OF NET ASSETS	RATE	MATURITY DATE	PARA	VALUE

Polish Zloty	2.6%

Government Obligations	2.6%
Republic of Poland		6.000%	5/24/09	670	$216
Republic of Poland		5.000%	10/24/13	3,020	943
Republic of Poland		6.250%	10/24/15	3,510	1,186

Total Polish Zloty					2,345
South African Rand	0.9%

Government Obligations	0.9%
Republic of South Africa		8.75%	12/21/14	4,540	796

Total Long-Term Securities (Identified Cost—$73,668)					75,326
Short-Term Securities	9.5%

Repurchase Agreements	9.5%
Goldman, Sachs & Company 4.77%, dated 3/31/06, to be repurchased at $8,639 on 4/3/06 (Collateral: $8,690 Federal Home Loan Bank bonds, 5%, due 10/27/08, value $8,809)				$8,636	8,636

Total Short-Term Securities (Identified Cost—$8,636)					8,636
Total Investments (Identified Cost—$82,304)	92.9%				$83,962
Other Assets Less Liabilities	7.1%				6,459

Net Assets	100.0%				$90,421

	EXPIRATION	ACTUAL CONTRACTS	APPRECIATION/ (DEPRECIATION)
Futures Contracts PurchasedD
Australian Treasury Bond Futures	June 2006	87	$14
U.K. Treasury Bond Futures	June 2006	30	(21)

			$(7)

Futures Contracts WrittenD
Bundesobligation Futures	June 2006	185	$249
Bundesobligation Futures	June 2006	25	21

			$270

A	Securities are grouped by the currencies in which they were issued, and the par amounts are also in the issuance currency of the security.
B	Inflation-Protected Security – A security whose principal value is adjusted daily or monthly in accordance with changes to the relevant country’s Consumer Price Index or its equivalent used as an inflation proxy. Interest is calculated on the basis of the current adjusted principal value.
C	Indexed Security – The rates of interest earned on these securities is tied to the London Interbank Offered Rate (“LIBOR”). The coupon rates are the rates as of March 31, 2006.
D	Futures are described in more detail in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Assets and Liabilities

Western Asset Non U.S. Opportunity Bond Portfolio

March 31, 2006

(Amounts in Thousands)

Assets:
Investment securities at market value (Identified Cost—$73,668)		$75,326
Short-term securities at value (Identified Cost—$8,636)		8,636
Cash and foreign currencies		3,081
Receivable for fund shares sold		453
Interest receivable		1,252
Futures variation margin receivable		262
Unrealized appreciation on forward foreign currency contracts		1,905

Total assets		90,915

Liabilities:
Payable for fund shares repurchased	$56
Accrued management fee	4
Unrealized depreciation on forward foreign currency contracts	371
Accrued expenses	63

Total liabilities		494

Net Assets		$90,421

Net assets consist of:
Accumulated paid-in-capital applicable to:
9,427 Institutional Class shares outstanding		$87,528
Overdistributions of net investment income		(545)
Unrealized appreciation/(depreciation) of investments, futures and foreign currency translations		3,438

Net Assets		$90,421

Net Asset Value Per Share:
Institutional Class		$9.59

See notes to financial statements.

Annual Report to Shareholders

Statement of Operations

Western Asset Non-U.S. Opportunity Bond Portfolio

For the Year Ended March 31, 2006

(Amounts in Thousands)

Investment Income:
Interest		$3,114
Total income
Expenses:
Advisory fee	$366
Audit and legal fees	69
Custodian fees	83
Directors’ fees and expenses	7
Registration fees	14
Reports to shareholders	11
Transfer agent and shareholder servicing expense	15
Other expenses	36

	601
Less: Fees waived	(153)
Compensating balance creditsA	(1)

Total expenses, net of waivers and compensating balance credits		447

Net Investment Income		2,667
Net Realized and Unrealized Gain on Investments:
Realized gain on:
Investments	2,948
Futures	361
Foreign currency transactions	7,954

		11,263
Change in unrealized appreciation/(depreciation) on:
Investments and futures	(9,573)
Assets and liabilities denominated in foreign currency	13

		(9,560)

Net Realized and Unrealized Gain on Investments		1,703

Change in Net Assets Resulting From Operations		$4,370

A	See note 1, compensating balance credits, in the notes to financial statements.

See notes to financial statements.

Annual Report to Shareholders

Statement of Changes in Net Assets

Western Asset Non-U.S. Opportunity Bond Portfolio

(Amounts in Thousands)

	FOR THE YEARS ENDED
	3/31/06	3/31/05
Change in Net Assets:
Net investment income	$2,667	$3,166

Net realized gain on investments, futures and foreign currency transactions	11,263	5,065

Change in unrealized appreciation/(depreciation) of investments, futures and assets and liabilities denominated in foreign currencies	(9,560)	(506)

Change in net assets resulting from operations	4,370	7,725

Distributions to Shareholders from:
Net investment income	(7,829)	(2,732)
Net realized gain on investments	(5,345)	(137)

Change in net assets from Fund share transactions	10,055	(12,713)

Change in net assets	1,251	(7,857)

Net Assets:
Beginning of year	89,170	97,027

End of year	$90,421	$89,170

Overdistributed net investment income	$(545)	$(1,907)

See notes to financial statements.

Annual Report to Shareholders

Financial Highlights

Western Asset Non-U.S. Opportunity Bond Portfolio

Contained below is per share operating performance data for a share of common stock outstanding throughout each year shown, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information in the financial statements.

Institutional Class:

	FOR THE YEARS ENDED MARCH 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$10.98	$10.52	$10.91	$9.25	$9.25

Investment operations:
Net investment income	.64	.19	.97	.25	—A
Net realized and unrealized gain/(loss) on investments, options, futures, and foreign currency transactions	(.07)	.57	(.01)	1.52	.46A

Total from investment operations	.57	.76	.96	1.77	.46

Distributions paid from:
Net investment income	(1.16)	(.29)	(1.01)	(.11)	(.46)
Net realized gain on investments	(.80)	(.01)	(.34)	—	—

Total distributions	(1.96)	(.30)	(1.35)	(.11)	(.46)

Net asset value, end of year	$9.59	$10.98	$10.52	$10.91	$9.25

Total return	5.33%	7.60%	9.06%	19.26%	5.21%

Ratios To Average Net Assets:B
Total expenses	.74%	.68%	.80%	.82%	.82%
Expenses net of waivers, if any	.55%	.55%	.55%	.55%	.55%
Expenses net of all reductions	.55%	.55%	.55%	.55%	.55%
Net investment income	3.3%	3.2%	4.0%	4.4%	4.5%

Supplemental Data:
Portfolio turnover rate	140.1%	40.8%	42.8%	187.5%	307.6%
Net assets at end of year (in thousands)	$90,421	$89,170	$97,027	$59,026	$47,487

A	The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the Fund’s aggregate gains and losses because of the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the investment portfolio.
B	Total expenses reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers.

See notes to financial statements.

Annual Report to Shareholders

Notes to Financial Statements

(Amounts in Thousands)

1. Significant Accounting Policies:

Western Asset Funds, Inc. (“Corporation”), consisting of Western Asset Limited Duration Bond Portfolio (“Limited Duration”), Western Asset Intermediate Bond Portfolio (“Intermediate”), Western Asset Intermediate Plus Bond Portfolio (“Intermediate Plus”), Western Asset Core Bond Portfolio (“Core”), Western Asset Core Plus Bond Portfolio (“Core Plus”), Western Asset Inflation Indexed Plus Bond Portfolio (“Inflation Indexed”), Western Asset High Yield Portfolio (“High Yield”), and Western Asset Non-U.S. Opportunity Bond Portfolio (“Non-U.S.”) (individually a “Fund,” collectively the “Funds”), is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company with the exception of Non-U.S., which is non-diversified.

Each Fund offers two classes of shares: Institutional Class and Financial Intermediary Class. Shares in the Financial Intermediary Class bear a distribution fee. The Financial Intermediary Class shares of Limited Duration, Intermediate, Intermediate Plus, Inflation Indexed, High Yield, and Non-U.S. have not commenced operations. The income and expenses of each of the Funds are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on the Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Security Valuation

Securities owned by the Funds for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are fair valued pursuant to procedures approved by and under the general oversight of the Board of Directors. In determining fair value, all relevant qualitative and quantitative factors available are considered. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market of the investments existed, and the differences could be material.

With respect to Intermediate Plus, Core Plus, Inflation Indexed, High Yield and Non-U.S., where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the Funds’ adviser to be the primary market. The Funds will value their foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

Security Transactions

Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

For the year ended March 31, 2006, investment transactions (excluding short-term investments) were:

	Purchases		Proceeds From Sales
	U.S. Gov’t Securities	Other	U.S. Gov’t Securities	Other
Limited Duration	$150,238	$47,019	$133,332	$26,660
Intermediate	1,363,138	442,242	1,279,490	462,460
Intermediate Plus	180,163	56,302	154,417	44,290
Core	23,285,379	3,541,585	22,671,737	2,604,718
Core Plus	31,613,168	7,602,967	29,227,173	5,947,993
Inflation Indexed	865,274	68,320	780,445	79,209
High Yield	—	840,656	—	665,345
Non-U.S.	—	107,134	—	100,750

Annual Report to Shareholders

Forward Commitments

The Funds may enter into commitments to purchase securities on a “forward commitment” basis, including purchases on a “when-issued” basis or a “to be announced” basis. When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. During the period between a commitment and settlement, no payment is made by the purchaser for the securities purchased and, thus, no interest accrues to the purchaser from the transaction. In a “to be announced” transaction, a Fund commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage backed securities transactions. Depending on market conditions, a Fund’s forward commitment purchases could cause its net asset value to be more volatile.

A Fund may sell the securities subject to a forward commitment purchase, which may result in a gain or loss. When a Fund purchases securities on a forward commitment basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Purchases of forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

Each Fund may also enter into a forward commitment to sell securities it owns and will generally do so only with the intention of actually delivering the securities. In a forward sale, a Fund does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined.

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on foreign currency transactions.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligation, including interest. In the event of counterparty default, a fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the fund in the event the fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the fund seeks to assert its rights. The Funds’ investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Options, Futures and Swap Agreements

The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Futures contracts are marked-to-market on a daily basis. As a contract’s value fluctuates, payments known as variation margin are made or received by a Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses, and the Fund recognizes a gain or loss when the contract is closed. Swap agreements are priced daily based upon quotations from brokers and the change, if any, is recorded as unrealized appreciation or depreciation.

Investment Income and Distributions to Shareholders

Investment income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income are declared daily and paid monthly for each Fund except High Yield and Non-U.S., which

Annual Report to Shareholders

Notes to Financial Statements—Continued

declare and pay dividends quarterly. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in May. An additional distribution may be made in November to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America; accordingly, periodic reclassifications are made within the Funds’ capital accounts to reflect income and gains available for distribution under federal income tax regulations. Interest income and expenses are recorded on the accrual basis. Bond discounts and premiums are amortized and included in interest income for financial reporting and federal income tax purposes.

Compensating Balance Credits

The Funds have an arrangement with their custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Funds’ cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Other

In the normal course of business, each Fund enters into contracts that provide general indemnifications. Each Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims in considered remote.

2. Federal Income Taxes:

No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income and capital gains to its shareholders. Because federal income tax regulations differ from accounting principles generally accepted in the United States of America, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

Distributions during the years ended March 31, 2006 and 2005, were characterized as follows for tax purposes:

	Limited Duration		Intermediate		Intermediate Plus
	2006	2005	2006	2005	2006	2005
Ordinary income	$2,696	$932	$31,624	$30,579	$2,415	$543
Long-term capital gains	—	12	5,372	6,295	—	—

Total distributions	$2,696	$944	$36,996	$36,874	$2,415	$543

	Core		Core Plus		Inflation Indexed
	2006	2005	2006	2005	2006	2005
Ordinary income	$187,980	$130,278	$308,295	$190,928	$26,548	$20,831
Long-term capital gains	0	29,152	4,343	28,031	1,940	6,549

Total distributions	$187,980	$159,430	$312,638	$218,959	$28,488	$27,380

	High Yield		Non-U.S.
	2006	2005	2006	2005
Ordinary income	$33,337	$21,159	$9,761	$2,029
Long-term capital gains	4,085	—	3,413	840

Total distributions	$37,422	$21,159	$13,174	$2,869

Pursuant to federal income tax regulations applicable to investment companies, the Funds have elected to treat net capital losses realized between November 1 and March 31 of each year (“post-October loss”) as occurring on the first day of the

Annual Report to Shareholders

following tax year. For the year ended March 31, 2006, realized capital losses reflected in the accompanying financial statements, as shown in the table below, will not be recognized for federal income tax purposes until 2006.

The tax basis components of net assets at March 31, 2006, were:

	Limited Duration	Intermediate	Intermediate Plus	Core	Core Plus	Inflation Indexed	High Yield	Non-U.S.
Unrealized appreciation	$54	$3,859	$240	$60,504	$106,239	$7,385	$9,306	$5,862
Unrealized depreciation	(852)	(18,084)	(1,535)	(134,155)	(191,264)	(15,194)	(10,950)	(4,062)

Net unrealized appreciation/ (depreciation)	(798)	(14,225)	(1,295)	(73,651)	(85,025)	(7,809)	(1,644)	1,800
Undistributed ordinary income	7	500	50	4,762	24,753	393	11,677	2,127
Undistributed long-term capital gains	—	—	—	—	—	—	131	—
Capital loss carryforwards	(235)	(3,777)	(205)	(22,155)	(13,040)	—	—	—
Post-October loss push and other loss deferrals	(250)	(2,938)	(9)	(23,504)	(41,348)	(1,062)	—	(1,034)
Other temporary differences	—	(271)	(50)	(972)	(3,110)	(56)	—	—
Paid-in capital	75,419	760,203	71,417	4,719,587	7,517,802	551,066	586,754	87,528

Net assets	$74,143	$739,492	$69,908	$4,604,067	$7,400,032	$542,532	$596,918	$90,421

The Funds intend to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes.

At March 31, 2006, the Funds listed below had capital loss carryforwards as follows:

Expiration Date	Limited Duration	Intermediate	Intermediate Plus	Core	Core Plus
2013	$—	$—	$113	$—	$—
2014	235	3,777	92	22,155	13,040

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended March 31, 2006, the Funds recorded the following permanent reclassifications. The reclassifications relate primarily to currency transactions, distribution reclassifications, gains/losses on paydown securities and/or swap transactions.

	Limited Duration	Intermediate	Intermediate Plus	Core	Core Plus	Inflation Indexed	High Yield	Non U.S.
Undistributed net investment income	$45	$305	$47	$12,495	$28,544	$309	$(59)	$6,524
Accumulated realized gain/(loss)	(45)	(305)	(47)	(12,495)	(28,544)	(309)	59	(6,524)

At March 31, 2006, the cost of investments for federal income tax purposes was $80,122 for Limited Duration, $1,029,440 for Intermediate, $79,851 for Intermediate Plus, $6,944,809 for Core, $11,297,961 for Core Plus, $703,127 for Inflation Indexed $617,259 for High Yield, and $82,304 for Non-U.S.

3. Financial Instruments:

Forward Currency Exchange Contracts

As part of their investment programs, the Funds may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation’s prospectus and statement of additional information.

Annual Report to Shareholders

Notes to Financial Statements—Continued

Forward foreign currency contracts are marked-to-market daily using forward foreign currency exchange rates supplied by an independent pricing service. The change in a contract’s market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed or delivery is taken, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds’ securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency exchange contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency exchange contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

At March 31, 2006, open forward foreign currency exchange contracts were as follows:

Intermediate Plus

Settlement Date	Contract to				Unrealized Gain/(Loss)
	ReceiveA		DeliverA
5/10/06	USD	204	AUD	272	$9
5/10/06	USD	435	CAD	498	7
5/10/06	USD	1,419	EUR	1,153	19

					$35

Core Plus

Settlement Date	Contract to				Unrealized Gain/(Loss)
	ReceiveA		DeliverA
5/10/06	EUR	28,857	USD	35,463	$(392)
5/10/06	USD	105,351	EUR	85,560	1,368
5/10/06	JPY	3,680,000	USD	32,624	(1,187)
5/10/06	USD	23,119	AUD	31,627	500
5/10/06	USD	63,091	CAD	72,410	991

					$1,280

Inflation Indexed

Settlement Date	Contract to				Unrealized Gain/(Loss)
	ReceiveA		DeliverA
5/10/06	CAD	14,402	USD	12,525	$(174)
5/10/06	USD	4,166	CAD	4,786	61
5/10/06	EUR	4,219	USD	5,177	(53)
5/10/06	USD	7,659	EUR	6,216	104
5/10/06	JPY	1,046,770	USD	9,255	(312)
5/10/06	USD	3,027	SEK	22,981	68

					$(306)

Annual Report to Shareholders

Non-U.S.

Settlement Date	Contract to				Unrealized Gain/(Loss)
	ReceiveA		DeliverA
5/10/06	DKK	14,501	USD	2,337	$25
5/10/06	USD	4,324	DKK	26,146	66
5/10/06	EUR	5,594	AUD	9,158	124
5/10/06	EUR	9,548	DKK	71,230	2
5/10/06	EUR	7,108	NOK	57,270	(61)
5/10/06	NOK	40,876	EUR	5,072	45
5/10/06	EUR	3,216	PLN	12,778	32
5/10/06	PLN	2,640	EUR	694	(13)
5/10/06	EUR	509	USD	627	(8)
5/10/06	USD	35,073	EUR	28,629	280
5/10/06	EUR	684	ZAR	5,040	7
5/10/06	NOK	15,415	USD	2,361	(2)
5/10/06	USD	3,129	NOK	20,419	5
5/10/06	USD	9,640	AUD	13,048	309
5/10/06	USD	5,485	CAD	6,297	84
5/10/06	USD	27,559	GBP	15,492	622
5/10/06	USD	635	PLN	1,991	19
5/10/06	USD	397	ZAR	2,464	(2)

					$1,534

A	Definitions of currency abbreviations:

AUD—Australian dollar

CAD—Canadian dollar

DKK—Danish krona

EUR—Euro

GBP—British pound

JPY—Japanese yen

NOK—Norwegian krone

PLN—Polish zloty

SEK—Swedish krona

USD—United States dollar

ZAR—South African rand

Options and Futures

As part of their investment programs, the Funds may utilize options and futures. Options may be written (sold) or purchased by the Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a put or call option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

Purchased option:	Impact on the Fund:
The option expires	Realize a loss in the amount of the cost of the option.
The option is closed through a closing sale transaction	Realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option.
The Fund exercises a call option	The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the call option.
The Fund exercises a put option	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.

Annual Report to Shareholders

Notes to Financial Statements—Continued

Written option:	Impact on the Fund:
The option expires	Realize a gain equal to the amount of the premium received.
The option is closed through a closing purchase transaction	Realize a gain or loss without regard to any unrealized gain or loss on the underlying security and eliminate the option liability. The Fund will realize a loss in this transaction if the cost of the closing purchase exceeds the premium received when the option was written.
A written call option is exercised by the option purchaser	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be increased by the premium originally received when the option was written.
A written put option is exercised by the option purchaser	The amount of the premium originally received will reduce the cost of the security that the Fund purchased when the option was exercised.

The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of assets and liabilities. The risk in writing a covered call option is that a Fund may forgo the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability or unwillingness to perform. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation’s prospectus and statement of additional information.

Activity in written call and put options during the year ended March 31, 2006, was as follows:

	Calls		Puts
Intermediate	Actual Contracts	Premiums	Actual Contracts	Premiums
Options outstanding at March 31, 2005	330	$109	406	$106
Options written	20,301,532	648	1,686	636
Options closed	(1,340)	(548)	(1,595)	(616)
Options expired	(15,400,000)	(34)	—	—
Options exercised	—	—

Options outstanding at March 31, 2006	4,900,522	$175	497	$126

	Calls		Puts
Intermediate Plus	Actual Contracts	Premiums	Actual Contracts	Premiums
Options outstanding at March 31, 2005	18	$4	26	$7
Options written	4,100,115	63	2,200,125	59
Options closed	(82)	(31)	(103)	(41)
Options expired	(3,200,000)	(13)	(2,200,000)	(13)
Options exercised	—	—	—	—

Options outstanding at March 31, 2006	900,051	$23	48	$12

Annual Report to Shareholders

	Calls		Puts
Core	Actual Contracts	Premiums	Actual Contracts	Premiums
Options outstanding at March 31, 2005	6,504,873	$3,162	136,603,194	$2,866
Options written	438,450,171	33,533	236,925,937	20,793
Options closed	(107,812,347)	(10,614)	(188,537,133)	(10,682)
Options expired	(94,620,313)	(14,034)	(184,985,911)	(8,889)
Options exercised	(54,102,487)	(2,117)	(4,611)	(3,092)

Options outstanding at March 31, 2006	188,419,897	$9,930	1,476	$996

	Calls		Puts
Core Plus	Actual Contracts	Premiums	Actual Contracts	Premiums
Options outstanding at March 31, 2005	9,008,669	$6,366	191,104,704	$4,321
Options written	854,369,523	54,419	512,635,783	32,089
Options closed	(88,818,119)	(15,476)	(311,586,510)	(15,113)
Options expired	(279,828,473)	(21,277)	(392,143,404)	(13,962)
Options exercised	(74,407,351)	(6,388)	(8,139)	(5,598)

Options outstanding at March 31, 2006	420,324,249	$17,644	2,434	$1,737

Inflation Indexed	Actual Contracts	Premiums	Actual Contracts	Premiums
Options outstanding at March 31, 2005	38	$24	—	$—
Options written	680	337	1,256	194
Options closed	(480)	(254)	(333)	(63)
Options expired	(76)	(50)	(842)	(87)
Options exercised	—	—	(81)	(44)

Options outstanding at March 31, 2006	162	$57	—	$—

Upon entering into a futures contract, the Funds are required to deposit with the broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For Non-U.S. and foreign denominated futures held in Intermediate Plus, Core Plus and Inflation Indexed, payment is not sent daily, but is recorded as a net payable or receivable by the Fund to or from the futures broker, which holds cash collateral from the Fund. The daily changes in contract value are recorded as unrealized gains or losses, and each Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

The Funds enter into futures contracts for various reasons, including in connection with their interest rate management strategy. Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. The change in value of the futures contracts primarily corresponds with the value of the underlying instruments, which may not correlate with changes in interest rates, if applicable. In addition, there is a risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market. The nature and risks of these financial instruments and other reasons for using them are set forth more fully in the Corporation’s prospectus and statement of additional information.

The open futures positions and related appreciation or depreciation at March 31, 2006, are listed at the end of each Fund’s portfolio of investments.

Annual Report to Shareholders

Notes to Financial Statements—Continued

Swap Agreements

The Funds may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk.

Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, the Funds will receive a payment from the counterparty. To the extent it is less, the Funds will make a payment to the counterparty. Periodic payments received or made by the Funds are recorded in the accompanying statements of operations as realized gains or losses, respectively.

Credit default swaps (denoted in the table on the following pages by a superscript 1) involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor,” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return, the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The Funds may enter into credit default swaps in which a Fund or its counterparty act as guarantors. By acting as the guarantor of a swap, a Fund assumes the market and credit risk of the underlying instrument, including liquidity and loss of value. Interest rate swap contracts (denoted in the table on the following pages by a superscript 2) involve the exchange of commitments to pay and receive interest based on a notional principal amount.

Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded in the accompanying statements of operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Funds’ custodian in compliance with swap contracts. Risks may exceed amounts recognized on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Western Asset Intermediate Bond Portfolio
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG (Apache Corporation, 6.25%, due 4/15/12)[1]	March 20, 2010	Specified amount upon credit event noticeB	0.360% Quarterly	$2,275	$(7)

Deutsche Bank AG (Freddie Mac, 5.00%, due 7/15/14)[1]	March 20, 2015	Specified amount upon credit event noticeB	0.290% Quarterly	2,400	22

Lehman Brothers Holdings Inc. (FNMA Preferred Agency, 4.75%, due 12/31/49)[1]	December 20, 2010	Specified amount upon credit event noticeC	0.67% Quarterly	5,200	60
Lehman Brothers Holdings Inc. (Dynegy Holdings, 8.75%, due 2/15/12)[1]	April 23, 2007	Specified amount upon credit event noticeC	3-month LIBORE	2,200	99

The Goldman Sachs Group, Inc. (iBoxx IG HI-Vol4)[1]	June 20, 2012	Specified amount upon credit event noticeB	1.000% Quarterly	9,640	114

				$21,715	$288

Annual Report to Shareholders

Western Asset Intermediate Plus Bond Portfolio
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG (Apache Corporation, 6.25%, due 4/15/12)[1]	March 20, 2015	Specified amount upon credit event noticeB	0.360% Quarterly	$100	$(0.3)

JPMorgan Chase & Co. (Countrywide Home Loans, 5.625%, due 7/15/09)[1]	June 20, 2010	Specified amount upon credit event noticeC	0.580% Quarterly	200	2

Lehman Brothers Holdings Inc. (FNMA Preferred Agency, 4.75%, due 12/31/49)[1]	December 20, 2010	Specified amount upon credit event noticeC	0.670% Quarterly	500	6

Merrill Lynch & Co., Inc. (iBoxx HY3)[1]	December 20, 2009	Specified amount upon credit event noticeB	3.750% Quarterly	388	11

The Goldman Sachs Group, Inc. (iBoxx HY2)[1]	September 20, 2009	Specified amount upon credit event noticeB	4.300% Quarterly	240	13

				$1,428	$32

Western Asset Core Bond Portfolio
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Bear Stearns, Inc. (Ford Motor Credit Company, 7.00%, due 10/1/13)[1]	June 20, 2010	Specified amount upon credit event noticeC	4.830% Quarterly	$12,500	$114

Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M8 1-Month LIBORE + 160 bpF, due 6/25/35)[1]	April 25, 2035	1.280% Monthly	Specified amount upon credit event noticeD	784	1

Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M9 1-Month LIBORE + 250 bpF, due 6/25/35)[1]	April 25, 2035	2.050% Monthly	Specified amount upon credit event noticeD	784	4

Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M8 1-Month LIBORE + 138 bpF, due 2/25/35)[1]	February 25, 2035	1.310% Monthly	Specified amount upon credit event noticeD	784	1

Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M9 1-Month LIBORE + 220 bpF, due 2/25/35)[1]	February 25, 2035	2.060% Monthly	Specified amount upon credit event noticeD	784	4

Credit Suisse First Boston USA (Aegis Asset-Backed Securities Trust 2004-4 B2 1-Month LIBORE + 190 bpF, due 10/25/34)[1]	October 25, 2034	1.370% Monthly	Specified amount upon credit event noticeD	1,046	(3)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (Aegis Asset-Backed Securities Trust 2005 B2 1-Month LIBORE + 130 bpF, due 3/25/35)[1]	March 25, 2035	1.310% Quarterly	Specified amount upon credit event noticeD	$784	$(0.1)

Credit Suisse First Boston USA (Aegis Asset-Backed Securities Trust 2005 B3 1-Month LIBORE + 200 bpF, due 3/25/35)[1]	March 25, 2035	2.180% Quarterly	Specified amount upon credit event noticeD	784	3

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W4 M3 1-Month LIBORE + 300 bpF, due 3/25/34)[1]	March 25, 2034	2.200% Monthly	Specified amount upon credit event noticeD	1,046	2

Credit Suisse First Boston USA (Argent Securities Inc, 2004-W11 M9 1-Month LIBORE + 225 bpF, due 11/25/34)[1]	November 25, 2034	1.330% Monthly	Specified amount upon credit event noticeD	784	(0.4)

Credit Suisse First Boston USA (Argent Securities Inc, 2004-W11 M10 1-Month LIBORE + 350 bpF, due 11/25/34)[1]	November 25, 2034	2.150% Monthly	Specified amount upon credit event noticeD	784	2

Credit Suisse First Boston USA (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	March 20, 2010	Specified amount upon credit event noticeB	1.400% Quarterly	6,500	(112)

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M8 1-Month LIBORE + 180 bpF, due 11/25/34)[1]	November 25, 2034	1.310% Monthly	Specified amount upon credit event noticeD	784	(0.1)

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M9 1-Month LIBORE + 315 bpF, due 11/25/34)[1]	November 25, 2034	2.180% Monthly	Specified amount upon credit event noticeD	784	2

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A M-8 1-Month LIBORE + 135 bpF, due 1/25/35)[1]	January 25, 2035	1.310% Monthly	Specified amount upon credit event noticeD	784	1

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A 1-Month LIBORE + 100 bpF, due 1/25/35)[1]	January 25, 2035	2.080% Monthly	Specified amount upon credit event noticeD	784	6

Annual Report to Shareholders

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed Trust 2004-C M8 1-Month LIBORE + 190 bpF, due 3/25/35)[1]	March 25, 2035	1.280% Monthly	Specified amount upon credit event noticeD	$784	$0

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed Trust 2004-C M9 1-Month LIBORE + 325 bpF, due 3/25/35)[1]	March 25, 2035	2.050% Monthly	Specified amount upon credit event noticeD	784	5

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2004-1 M9 1-Month LIBORE + 350 bpF, due 2/25/34)[1]	February 25, 2034	2.150% Monthly	Specified amount upon credit event noticeD	1,046	2

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M8 1-Month LIBORE + 170 bpF, due 2/25/35)[1]	February 25, 2035	1.310% Monthly	Specified amount upon credit event noticeD	784	1

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M9 1-Month LIBORE + 275 bpF, due 2/25/35)[1]	February 25, 2035	2.080% Monthly	Specified amount upon credit event noticeD	784	4

Credit Suisse First Boston USA (MASTR Asset-Backed Securities Trust 2005-NC1 M8 1-Month LIBORE + 153 bpF, due 12/25/34)[1]	December 25, 2034	1.310% Monthly	Specified amount upon credit event noticeD	784	1

Credit Suisse First Boston USA (MASTR Asset-Backed Securities Trust 2005-NC1 M9 1-Month LIBORE + 240 bpF, due 12/25/34)[1]	December 25, 2034	2.080% Monthly	Specified amount upon credit event noticeD	784	3

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2004-WMC4 B3 1-Month LIBORE + 375 bpF, due 4/25/35)[1]	April 25, 2035	2.150% Monthly	Specified amount upon credit event noticeD	1,046	3

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-WMC1 B2 1-Month LIBORE + 135 bpF, due 9/25/35)[1]	September 25, 2035	1.280% Monthly	Specified amount upon credit event noticeD	784	1

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-WMC1 B3 1-Month LIBORE + 225 bpF, due 9/25/35)[1]	September 25, 2035	2.050% Monthly	Specified amount upon credit event noticeD	$784	$5

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-NC1 B2 1-Month LIBORE + 130 bpF, due 10/25/35)[1]	October 25, 2035	1.280% Monthly	Specified amount upon credit event noticeD	784	0.5

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-NC1 B3 1-Month LIBORE + 205 bpF, due 10/25/35)[1]	October 25, 2035	2.050% Monthly	Specified amount upon credit event noticeD	784	4

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B2 1-Month LIBORE + 130 bpF, due 1/25/35)[1]	January 25, 2035	1.310% Monthly	Specified amount upon credit event noticeD	784	(0.1)

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B3 1-Month LIBORE + 215 bpF, due 1/25/35)[1]	January 25, 2035	2.180% Monthly	Specified amount upon credit event noticeD	784	2

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2004-2 M9 1-Month LIBORE + 325 bpF, due 8/25/34)[1]	August 25, 2034	2.150% Monthly	Specified amount upon credit event noticeD	1,046	3

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M8 1-Month LIBORE + 140 bpF, due 3/25/35)[1]	March 25, 2035	1.310% Monthly	Specified amount upon credit event noticeD	784	2

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M9 1-Month LIBORE + 205 bpF, due 3/25/35)[1]	March 25, 2035	2.180% Monthly	Specified amount upon credit event noticeD	784	3

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-1 B2 1-Month LIBORE + 135 bpF, due 6/25/35)[1]	June 25, 2035	1.280% Monthly	Specified amount upon credit event noticeD	784	2

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-4 B3 1-Month LIBORE + 195 bpF, due 6/25/35)[1]	June 25, 2035	2.050% Monthly	Specified amount upon credit event noticeD	784	6

Annual Report to Shareholders

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (Park Place Securities Inc. 2005-WCH1 M8 1-Month LIBORE + 155 bpF, due 1/25/36)[1]	January 25, 2036	1.360% Monthly	Specified amount upon credit event noticeD	$784	$(0.1)

Credit Suisse First Boston USA (Park Place Securities Inc. 2005-WCH1 M9 1-Month LIBORE + 250 bpF, due 1/25/36)[1]	January 25, 2036	2.180% Monthly	Specified amount upon credit event noticeD	784	3

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2004-1 M6 1-Month LIBORE + 230 bpF, due 6/25/34)[1]	June 25, 2034	1.370% Quarterly	Specified amount upon credit event noticeD	1,046	(1)

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1 1-Month LIBORE + 165 bpF, due 1/25/35)[1]	January 25, 2035	1.258% Monthly	Specified amount upon credit event noticeD	784	3

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1 B3 1-Month LIBORE + 260 bpF, due 1/25/35)[1]	January 25, 2035	2.050% Monthly	Specified amount upon credit event noticeD	784	6

Credit Suisse First Boston USA (iBoxx IG Hi-Vol2)[1]	September 20, 2009	1.150% Quarterly	Specified amount upon credit event noticeB	24,167	(147)

Deutsche Bank AG (Apache Corporation, 6.25%, due 4/15/12)[1]	March 20, 2015	Specified amount upon credit event noticeB	0.360% Quarterly	1,170	(3)

Deutsche Bank AG (Dynegy Holdings, 8.75%, due 2/15/12)[1]	May 1, 2007	Specified amount upon credit event noticeC	5.250% Quarterly	3,340	233

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	March 20, 2010	Specified amount upon credit event noticeB	1.250% Quarterly	1,100	(25)

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	March 20, 2015	Specified amount upon credit event noticeB	1.670% Quarterly	1,300	(102)

Deutsche Bank AG (Fannie Mae, 6.00%, due 5/15/11)[1]	December 20, 2009	Specified amount upon credit event noticeB	0.215% Quarterly	11,700	53

Deutsche Bank AG (Ford Motor Credit Company, 7.00%, due 10/1/13)[1]	December 20, 2010	Specified amount upon credit event noticeB	5.050% Quarterly	17,100	249

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG (Ford Motor Credit Company, 7.45%, due 7/16/31)[1]	March 20, 2015	Specified amount upon credit event noticeB	2.930% Quarterly	$1,700	$(398)

Deutsche Bank AG (Freddie Mac, 5.00%, due 7/15/14)[1]	March 20, 2015	Specified amount upon credit event noticeB	0.290% Quarterly	15,600	140

Deutsche Bank AG (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	March 20, 2007	Specified amount upon credit event noticeB	2.280% Quarterly	5,000	(26)

Deutsche Bank AG (General Motors Acceptance Corporation, 8.375%, due 7/15/33)[1]	March 20, 2015	Specified amount upon credit event noticeB	3.510% Quarterly	1,700	(463)

Deutsche Bank AG (iBoxx IG TMT)[1]	March 20, 2009	0.600% Quarterly	Specified amount upon credit event noticeD	7,400	(67)

Deutsche Bank AG (iBoxx 30 Hi-Vol)[1]	March 20, 2009	1.250% Quarterly	Specified amount upon credit event noticeD	7,153	26

Deutsche Bank AG (iBoxx IG Hi-Vol)[1]	March 20, 2009	Specified amount upon credit event noticeB	1.250% Quarterly	9,415	29

Deutsche Bank AG (iBoxx IG Hi-Vol2)[1]	September 20, 2014	Specified amount upon credit event noticeB	1.300% Quarterly	8,043	9

Deutsche Bank AG2	October 5, 2008	3-month LIBORE	4.655% Semi-annually	115,540	(1,675)

Deutsche Bank AG2	June 17, 2010	3-month LIBORE	4.313% Semi-annually	31,430	(1,148)

Deutsche Bank AG2	October 11, 2010	3-month LIBORE	4.708% Semi-annually	206,790	(4,869)

JPMorgan Chase & Co. (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeC	6.000% Quarterly	10,500	(1,660)

Lehman Brothers Holdings Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	May 1, 2007	Specified amount upon credit event noticeB	5.250% Quarterly	10,000	66

Annual Report to Shareholders

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Lehman Brothers Holdings Inc. (iBoxx IG Hi-Vol2)[1]	September 20, 2009	1.150% Quarterly	Specified amount upon credit event noticeD	$8,507	$(10)

Lehman Brothers Holdings Inc. (iBoxx IG Hi-Vol3)[1]	March 20, 2010	1.050% Quarterly	Specified amount upon credit event noticeD	773	(1)

Lehman Brothers Holdings Inc.[2]	October 7, 2007	3-month LIBORE	4.601% Semi-annually	630	(6)

Merrill Lynch & Co., Inc. (Pacific Gas & Electric Co., 4.80%, due 3/1/14)[1]	June 20, 2009	Specified amount upon credit event noticeB	0.420% Quarterly	2,100	12

RBS Greenwich (DSLA Mortgage Loan Trust 2005-AR5 1-Month LIBORE + 175 bpF, due 8/19/45)[1]	August 19, 2045	4.500% Monthly	Specified amount upon credit event noticeB	1,299	37

RBS Greenwich (Ford Motor Credit Company, 7.00%, due 10/1/13)[1]	December 20, 2010	Specified amount upon credit event noticeC	4.260% Quarterly	25,000	(321)

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/12/12)[1]	June 20, 2010	Specified amount upon credit event noticeC	4.530% Quarterly	15,000	527

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	June 20, 2010	Specified amount upon credit event noticeC	4.680% Quarterly	25,000	1,001

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	September 20, 2010	Specified amount upon credit event noticeC	5.750% Quarterly	7,500	573

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	June 20, 2010	Specified amount upon credit event noticeC	6.800% Quarterly	5,900	(790)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	June 20, 2010	Specified amount upon credit event noticeC	7.100% Quarterly	5,800	(731)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeC	7.700% Quarterly	12,500	(1,398)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	June 20, 2010	Specified amount upon credit event noticeC	8.400% Quarterly	$12,500	$(1,147)

RBS Greenwich (Harborview Mortgage Loan Trust 2005-12 1-Month LIBORE + 175 bpF, due 10/19/35)[1]	October 19, 2035	2.500% Monthly	Specified amount upon credit event noticeB	1,300	41

RBS Greenwich (IndyMac Index Mortgage Loan Trust 2005-AR18 1-Month LIBORE + 125 bpF, due 10/25/36)[1]	October 25, 2036	2.700% Monthly	Specified amount upon credit event noticeB	1,398	56

RBS Greenwich (Time Warner Inc., 6.875%, due 5/1/12)[1]	September 20, 2010	Specified amount upon credit event noticeC	0.470% Quarterly	5,000	3

RBS Greenwich (Time Warner Inc., 6.875%, due 5/1/12)[1]	December 20, 2010	Specified amount upon credit event noticeC	0.500% Quarterly	12,500	7

RBS Greenwich (Washington Mutual 2005-AR11 1-Month LIBORE + 120 bpF, due 8/25/45)[1]	August 25, 2045	2.550% Monthly	Specified amount upon credit event noticeB	570	16

RBS Greenwich (iBoxx IG Hi-Vol3)[1]	March 20, 2010	1.050% Quarterly	Specified amount upon credit event noticeB	17,303	213

RBS Greenwich (iBoxx IG Hi-Vol4)[1]	June 20, 2010	Specified amount upon credit event noticeB	0.900% Quarterly	36,300	238

RBS Greenwich (iBoxx IG Hi-Vol4)[1]	June 20, 2010	Specified amount upon credit event noticeB	0.900% Quarterly	11,800	126

The Goldman Sachs Group, Inc. (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	March 20, 2015	Specified amount upon credit event noticeB	1.670% Quarterly	1,400	(110)

The Goldman Sachs Group, Inc. (Ford Motor Credit Company, 7.00%, due 10/1/13)[1]	June 20, 2010	Specified amount upon credit event noticeC	4.750% Quarterly	1,900	12

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	June 20, 2010	Specified amount upon credit event noticeC	6.000% Quarterly	5,000	414

Annual Report to Shareholders

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	June 20, 2010	Specified amount upon credit event noticeC	8.950% Quarterly	$5,000	$(387)

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 8.375%, due 7/15/33)[1]	September 20, 2010	Specified amount upon credit event noticeB	6.000% Quarterly	18,500	(2,924)

The Goldman Sachs Group, Inc. (iBoxx IG Fin 3)[1]	March 20, 2010	Specified amount upon credit event noticeB	0.500% Quarterly	5,200	30

The Goldman Sachs Group, Inc. (iBoxx IG Fin 3)[1]	March 20, 2015	Specified amount upon credit event noticeB	0.700% Quarterly	5,300	76

The Goldman Sachs Group, Inc. (iBoxx IG Hi-Vol3)[1]	March 20, 2010	Specified amount upon credit event noticeB	1.050% Quarterly	48,333	495

The Goldman Sachs Group, Inc. (iBoxx IG Hi-Vol3)[1]	March 20, 2010	Specified amount upon credit event noticeB	1.050% Quarterly	16,433	241

The Goldman Sachs Group, Inc. (iBoxx IG Hi-Vol3)[1]	March 20, 2010	Specified amount upon credit event noticeB	1.050% Quarterly	32,093	892

The Goldman Sachs Group, Inc. (iBoxx IG Hi-Vol4)[1]	June 20, 2010	Specified amount upon credit event noticeB	0.400% Quarterly	17,600	218

The Goldman Sachs Group, Inc. (iBoxx IG Hi-Vol4)[1]	June 20, 2010	Specified amount upon credit event noticeB	0.400% Quarterly	45,500	639

The Goldman Sachs Group, Inc. (iBoxx IG Hi-Vol4)[1]	June 20, 2010	Specified amount upon credit event noticeB	0.900% Quarterly	7,190	50

The Goldman Sachs Group, Inc. (iBoxx IG Hi-Vol4)[1]	June 20, 2010	Specified amount upon credit event noticeB	0.900% Quarterly	50,000	1,251

The Goldman Sachs Group, Inc. (iBoxx IG Hi-Vol4)[1]	June 20, 2010	Specified amount upon credit event noticeB	0.900% Quarterly	100,000	3,170

The Goldman Sachs Group, Inc.[2]	September 14, 2007	3-month LIBORE	3.215% Semi-annually	26,500	(761)

The Goldman Sachs Group, Inc.[2]	March 10, 2009	3-month LIBORE	4.360% Semi-annually	54,100	(935)

The Goldman Sachs Group, Inc.[2]	March 10, 2011	4.430% Semi-annually	3-month LIBORE	33,300	865

				$1,222,541	$(8,013)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Bear Stearns, Inc. (Ford Motor Credit Company, 7.00%, due 10/1/13)[1]	June 20, 2010	Specified amount upon credit event noticeC	4.830% Quarterly	$12,500	$114

Bear Stearns, Inc. (GIE PSA Tresorerie, 5.875%, due 9/27/11)[1]	March 20, 2011	0.320% Quarterly	Specified amount upon credit event noticeD	2,620	(12)

Bear Stearns, Inc. (GIE PSA Tresorerie, 5.875%, due 9/27/11)[1]	March 20, 2011	0.320% Quarterly	Specified amount upon credit event noticeD	3,470	(6)

Bear Stearns, Inc. (Renault S.A., 4.625%, due 5/28/10)[1]	March 20, 2011	0.350% Quarterly	Specified amount upon credit event noticeD	790	(2)

Bear Stearns, Inc. (Renault S.A., 4.625%, due 5/28/10)[1]	March 20, 2011	0.360% Quarterly	Specified amount upon credit event noticeD	2,620	(7)

Bear Stearns, Inc. (Renault S.A., 4.625%, due 5/28/10)[1]	March 20, 2011	0.360% Quarterly	Specified amount upon credit event noticeD	2,620	(7)

Bear Stearns, Inc. (Volkswagen International Finance NV, 4.875%, due 5/22/13)[1]	March 20, 2011	0.330% Quarterly	Specified amount upon credit event noticeD	790	(1)

Bear Stearns, Inc. (Volkswagen International Finance NV, 4.875%, due 5/22/13)[1]	March 20, 2011	0.335% Quarterly	Specified amount upon credit event noticeD	2,620	(4)

Bear Stearns, Inc. (Volkswagen International Finance NV, 4.875%, due 5/22/13)[1]	March 20, 2011	0.340% Quarterly	Specified amount upon credit event noticeD	2,620	(4)

Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M8 1-Month LIBORE + 160 bpF, due 6/25/35)[1]	April 25, 2035	1.280% Monthly	Specified amount upon credit event noticeD	1,122	2

Credit Suisse First Boston USA (AAMES Mortgage Investment Trust 2005-1 M9 1-Month LIBORE + 250 bpF, due 6/25/35)[1]	April 25, 2035	2.050% Monthly	Specified amount upon credit event noticeD	1,122	6

Annual Report to Shareholders

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M8 1-Month LIBORE + 138 bpF, due 2/25/35)[1]	February 25, 2035	1.310% Monthly	Specified amount upon credit event noticeD	$1,122	$1

Credit Suisse First Boston USA (ACE Securities Corp. 2005-HE1 M9 1-Month LIBORE + 220 bpF, due 2/25/35)[1]	February 25, 2035	2.060% Monthly	Specified amount upon credit event noticeD	1,122	6

Credit Suisse First Boston USA (Aegis Asset-Backed Securities Trust 2004-4 B2 1-Month LIBORE +190 bpF, due 10/25/34)[1]	October 25, 2034	1.370% Monthly	Specified amount upon credit event noticeD	1,494	(4)

Credit Suisse First Boston USA (Aegis Asset-Backed Securities Trust 2005 B2 1-Month LIBORE + 130 bpF, due 3/25/35)[1]	March 25, 2035	1.310% Quarterly	Specified amount upon credit event noticeD	1,122	(0.2)

Credit Suisse First Boston USA (Aegis Asset-Backed Securities Trust 2005 B3 1-Month LIBORE + 200 bpF, due 3/25/35)[1]	March 25, 2035	2.180% Quarterly	Specified amount upon credit event noticeD	1,122	4

Credit Suisse First Boston USA (Argent Securities Inc. 2004-W4 M3 1-Month LIBORE + 300 bpF, due 3/25/34)[1]	March 25, 2034	2.200% Monthly	Specified amount upon credit event noticeD	1,494	3

Credit Suisse First Boston USA (Argent Securities Inc, 2004-W11 M9 1-Month LIBORE + 225 bpF, due 11/25/34)[1]	November 25, 2034	1.330% Monthly	Specified amount upon credit event noticeD	1,122	(1)

Credit Suisse First Boston USA (Argent Securities Inc, 2004-W11 M10 1-Month LIBORE + 350 bpF, due 11/25/34)[1]	November 25, 2034	2.150% Monthly	Specified amount upon credit event noticeD	1,122	4

Credit Suisse First Boston USA (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	March 20, 2010	Specified amount upon credit event noticeB	1.400% Quarterly	9,000	(155)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeB	2.320% Quarterly	$2,400	$20

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M8 1-Month LIBORE + 180 bpF, due 11/25/34)[1]	November 25, 2034	1.310% Monthly	Specified amount upon credit event noticeD	1,122	(0.1)

Credit Suisse First Boston USA (Finance America Mortgage Loan Trust 2004-3 M9 1-Month LIBORE + 315 bpF, due 11/25/34)[1]	November 25, 2034	2.180% Monthly	Specified amount upon credit event noticeD	1,122	3

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A M8 1-Month LIBORE + 135 bpF, due 1/25/35)[1]	January 25, 2035	1.310% Monthly	Specified amount upon credit event noticeD	1,122	1

Credit Suisse First Boston USA (Fremont Home Loan Trust 2005-A 1-Month LIBORE + 100 bpF, due 1/25/35)[1]	January 25, 2035	2.080% Monthly	Specified amount upon credit event noticeD	1,122	9

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed Trust 2004-C M8 1-Month LIBORE + 190 bpF, due 3/25/35)[1]	March 25, 2035	1.280% Monthly	Specified amount upon credit event noticeD	1,122	1

Credit Suisse First Boston USA (IndyMac Home Equity Loan Asset-Backed Trust 2004-C M9 1-Month LIBORE + 325 bpF, due 3/25/35)[1]	March 25, 2035	2.050% Monthly	Specified amount upon credit event noticeD	1,122	7

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2004-1 M9 1-Month LIBORE + 350 bpF, due 2/25/34)[1]	February 25, 2034	2.150% Monthly	Specified amount upon credit event noticeD	1,494	3

Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M8 1-Month LIBORE + 170 bpF, due 2/25/35)[1]	February 25, 2035	1.310% Monthly	Specified amount upon credit event noticeD	1,122	1

Annual Report to Shareholders

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (Long Beach Mortgage Loan Trust 2005-1 M9 1-Month LIBORE + 275 bpF, due 2/25/35)[1]	February 25, 2035	2.080% Monthly	Specified amount upon credit event noticeD	$1,122	$6

Credit Suisse First Boston USA (MASTR Asset-Backed Securities Trust 2005-NC1 M8 1-Month LIBORE + 153 bpF, due 12/25/34)[1]	December 25, 2034	1.310% Monthly	Specified amount upon credit event noticeD	1,122	1

Credit Suisse First Boston USA (MASTR Asset-Backed Securities Trust 2005-NC1 M9 1-Month LIBORE + 240 bpF, due 12/25/34)[1]	December 25, 2034	2.080% Monthly	Specified amount upon credit event noticeD	1,122	4

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2004-WMC4 B3 1-Month LIBORE + 375 bpF, due 4/25/35)[1]	April 25, 2035	2.150% Monthly	Specified amount upon credit event noticeD	1,494	4

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-NC1 B2 1-Month LIBORE + 130 bpF, due 10/25/35)[1]	October 25, 2035	1.280% Monthly	Specified amount upon credit event noticeD	1,122	1

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-NC1 B3 1-Month LIBORE + 205 bpF, due 10/25/35)[1]	October 25, 2035	2.050% Monthly	Specified amount upon credit event noticeD	1,122	7

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-WMC1 B2 1-Month LIBORE + 135 bpF, due 9/25/35)[1]	September 25, 2035	1.280% Monthly	Specified amount upon credit event noticeD	1,122	2

Credit Suisse First Boston USA (Merrill Lynch Mortgage Investors, Inc. 2005-WMC1 B3 1-Month LIBORE + 225 bpF, due 9/25/35)[1]	September 25, 2035	2.050% Monthly	Specified amount upon credit event noticeD	1,122	7

Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B2 1-Month LIBORE + 130 bpF, due 1/25/35)[1]	January 25, 2035	1.310% Monthly	Specified amount upon credit event noticeD	1,122	(0.1)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (Morgan Stanley ABS Capital I 2005-WMC1 B3 1-Month LIBORE + 215 bpF, due 1/25/35)[1]	January 25, 2035	2.180% Monthly	Specified amount upon credit event noticeD	$1,122	$3

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2004-2 M9 1-Month LIBORE + 325 bpF, due 8/25/34)[1]	August 25, 2034	2.150% Monthly	Specified amount upon credit event noticeD	1,494	5

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M8 1-Month LIBORE + 140 bpF, due 3/25/35)[1]	March 25, 2035	1.310% Monthly	Specified amount upon credit event noticeD	1,122	3

Credit Suisse First Boston USA (New Century Home Equity Loan Trust 2005-1 M9 1-Month LIBORE + 205 bpF, due 3/25/35)[1]	March 25, 2035	2.180% Monthly	Specified amount upon credit event noticeD	1,122	4

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-1 B2 1-Month LIBORE + 135 bpF, due 6/25/35)[1]	June 25, 2035	1.280% Monthly	Specified amount upon credit event noticeD	1,122	2

Credit Suisse First Boston USA (Novastar Home Equity Loan 2005-4 B3 1-Month LIBORE + 195 bpF, due 6/25/35)[1]	June 25, 2035	2.050% Monthly	Specified amount upon credit event noticeD	1,122	8

Credit Suisse First Boston USA (Park Place Securities Inc. 2005-WCH1 M8 1-Month LIBORE + 155 bpF, due 1/25/36)[1]	January 25, 2036	1.360% Monthly	Specified amount upon credit event noticeD	1,122	(0.1)

Credit Suisse First Boston USA (Park Place Securities Inc. 2005-WCH1 M9 1-Month LIBORE + 250 bpF, due 1/25/36)[1]	January 25, 2036	2.180% Monthly	Specified amount upon credit event noticeD	1,122	4

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2004-1 M6 1-Month LIBORE + 230 bpF, due 6/25/34)[1]	June 25, 2034	1.370% Quarterly	Specified amount upon credit event noticeD	1,494	(2)

Annual Report to Shareholders

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1 1-Month LIBORE + 165 bpF, due 1/25/35)[1]	January 25, 2035	1.258% Monthly	Specified amount upon credit event noticeD	$1,122	$4

Credit Suisse First Boston USA (People’s Choice Home Loan Securities Trust 2005-1 B3 1-Month LIBORE + 260 bpF, due 1/25/35)[1]	January 25, 2035	2.050% Monthly	Specified amount upon credit event noticeD	1,122	8

Credit Suisse First Boston USA (iBoxx IG Hi-Vol)[1]	March 20, 2009	Specified amount upon credit event noticeB	1.250% Quarterly	48,333	187

Credit Suisse First Boston USA (iBoxx IG Hi-Vol2)[1]	September 20, 2009	1.150% Quarterly	Specified amount upon credit event noticeB	24,167	(147)

Credit Suisse First Boston USA (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeB	4.000% Quarterly	3,078	266

Credit Suisse First Boston USA (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeB	4.000% Quarterly	3,078	266

Credit Suisse First Boston USA (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeB	4.000% Quarterly	15,539	799

Credit Suisse First Boston USA (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeB	4.000% Quarterly	11,532	507

Deutsche Bank AG (Apache Corporation, 6.25%, due 4/15/12)[1]	March 20, 2015	Specified amount upon credit event noticeB	0.360% Quarterly	1,265	(4)

Deutsche Bank AG (Dynegy Holdings, 8.75%, due 2/15/12)[1]	April 23, 2007	Specified amount upon credit event noticeC	2.950% Quarterly	2,250	100

Deutsche Bank AG (Dynegy Holdings, 8.75%, due 2/15/12)[1]	May 1, 2007	Specified amount upon credit event noticeC	5.250% Quarterly	3,460	241

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	March 20, 2010	Specified amount upon credit event noticeB	1.250% Quarterly	1,600	(36)

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	March 20, 2015	Specified amount upon credit event noticeB	1.670% Quarterly	1,900	(149)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeB	2.300% Quarterly	$3,020	$23

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeB	2.300% Quarterly	5,430	41

Deutsche Bank AG (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeB	2.320% Quarterly	3,200	27

Deutsche Bank AG (Fannie Mae, 6.00%, due 5/15/11)[1]	December 20, 2009	Specified amount upon credit event noticeB	0.215% Quarterly	17,000	77

Deutsche Bank AG (Ford Motor Credit Company, 7.00%, due 10/1/13)[1]	December 20, 2010	Specified amount upon credit event noticeB	5.050% Quarterly	25,400	369

Deutsche Bank AG (Ford Motor Credit Company, 7.45%, due 7/16/31)[1]	March 20, 2015	Specified amount upon credit event noticeB	2.930% Quarterly	2,600	(608)

Deutsche Bank AG (Freddie Mac, 5.00%, due 7/15/14)[1]	March 20, 2015	Specified amount upon credit event noticeB	0.290% Quarterly	25,100	225

Deutsche Bank AG (General Motors Acceptance Corporation, 6.875%, due 8/12/12)[1]	March 20, 2010	Specified amount upon credit event noticeB	2.280% Quarterly	5,500	(29)

Deutsche Bank AG (General Motors Acceptance Corporation, 8.375%, due 7/15/33)[1]	March 20, 2015	Specified amount upon credit event noticeB	3.510% Quarterly	2,600	(707)

Deutsche Bank AG (GIE PSA Tresorerie, 5.875%, due 9/27/11)[1]	March 20, 2011	0.325% Quarterly	Specified amount upon credit event noticeD	2,540	(12)

Deutsche Bank AG (GIE PSA Tresorerie, 5.875%, due 9/27/11)[1]	March 20, 2011	0.325% Quarterly	Specified amount upon credit event noticeD	2,540	(5)

Deutsche Bank AG (GIE PSA Tresorerie, 5.875%, due 9/27/11)[1]	March 20, 2011	0.340% Quarterly	Specified amount upon credit event noticeD	2,540	(7)

Deutsche Bank AG (Renault S.A., 4.625%, due 5/28/10)[1]	March 20, 2011	0.360% Quarterly	Specified amount upon credit event noticeD	2,540	(7)

Deutsche Bank AG (Renault S.A., 4.625%, due 5/28/10)[1]	March 20, 2011	0.380% Quarterly	Specified amount upon credit event noticeD	2,540	(9)

Annual Report to Shareholders

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG (Volkswagen International Finance NV, 4.875%, due 5/22/13)[1]	March 20, 2011	0.340% Quarterly	Specified amount upon credit event noticeD	$2,540	$(4)

Deutsche Bank AG (Volkswagen International Finance NV, 4.875%, due 5/22/13)[1]	March 20, 2011	0.370% Quarterly	Specified amount upon credit event noticeD	2,540	(4)

Deutsche Bank AG (iBoxx 100 HY)[1]	March 20, 2009	Specified amount upon credit event noticeB	4.250% Quarterly	9,500	591

Deutsche Bank AG (iBoxx 100 IG)[1]	March 20, 2009	4.250% Quarterly	Specified amount upon credit event noticeD	3,525	(25)

Deutsche Bank AG (iBoxx IG Hi-Vol)[1]	March 20, 2009	Specified amount upon credit event noticeB	1.250% Quarterly	13,301	41

Deutsche Bank AG (iBoxx IG Hi-Vol2)[1]	September 20, 2014	Specified amount upon credit event noticeB	1.300% Quarterly	11,175	13

Deutsche Bank AG (iBoxx IG TMT)[1]	March 20, 2009	0.600% Quarterly	Specified amount upon credit event noticeD	6,450	(59)

Deutsche Bank AG (iBoxx IG TMT)[1]	March 20, 2009	0.600% Quarterly	Specified amount upon credit event noticeD	9,500	(86)

Deutsche Bank AG (iBoxx IG TMT)[1]	March 20, 2009	1.250% Quarterly	Specified amount upon credit event noticeD	9,183	34

Deutsche Bank AG (iBoxx 100 HY)[1]	March 20, 2009	4.250% Quarterly	Specified amount upon credit event noticeD	1,805	(115)

Deutsche Bank AG (iBoxx HY 2)[1]	September 20, 2009	Specified amount upon credit event noticeB	4.800% Quarterly	2,559	250

Deutsche Bank AG (iBoxx HY B)[1]	March 20, 2009	Specified amount upon credit event noticeB	5.000% Quarterly	4,768	326

Deutsche Bank AG (iBoxx HY B)[1]	March 20, 2009	Specified amount upon credit event noticeB	5.000% Quarterly	9,535	617

Deutsche Bank AG2	January 10, 2008	3-month LIBORE	3.754% Semi-annually	143,500	(3,692)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG2	October 5, 2008	3-month LIBORE	4.655% Semi-annually	$194,330	$(2,817)

Deutsche Bank AG2	June 17, 2010	3-month LIBORE	4.313% Semi-annually	41,570	(1,518)

Deutsche Bank AG2	October 11, 2010	3-month LIBORE	4.708% Semi-annually	299,650	(7,055)

JPMorgan Chase & Co. (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeC	6.000% Quarterly	14,300	(2,260)

Lehman Brothers Holdings Inc. (General Motors Acceptance Corporation, 6.875%, due 8/12/12)[1]	March 20, 2010	Specified amount upon credit event noticeB	3.650% Quarterly	25,000	165

Lehman Brothers Holdings Inc. (iBoxx IG Hi-Vol2)[1]	September 20, 2009	1.150% Quarterly	Specified amount upon credit event noticeD	1,450	(3)

Lehman Brothers Holdings Inc. (iBoxx IG Hi-Vol2)[1]	September 20, 2009	1.150% Quarterly	Specified amount upon credit event noticeD	12,180	(14)

Lehman Brothers Holdings Inc. (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeB	4.000% Quarterly	3,225	190

Lehman Brothers Holdings Inc. (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeB	4.000% Quarterly	3,323	117

Lehman Brothers Holdings Inc. (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeB	4.000% Quarterly	3,323	117

Lehman Brothers Holdings Inc. (iBoxx IG TMT)[1]	March 20, 2009	0.600% Quarterly	Specified amount upon credit event noticeD	9,000	(115)

Lehman Brothers Holdings Inc.[2]	October 7, 2007	3-month LIBORE	4.601% Semi-annually	80,020	(799)

Merrill Lynch & Co., Inc. (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeB	2.300% Quarterly	1,610	12

Merrill Lynch & Co., Inc. (Pacific Gas & Electric Co., 4.80%, due 3/1/14)[1]	June 20, 2009	Specified amount upon credit event noticeC	0.420% Quarterly	2,980	17

Morgan Stanley & Co., Inc. (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	March 20, 2011	Specified amount upon credit event noticeC	2.700% Quarterly	5,000	78

Annual Report to Shareholders

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
RBS Greenwich (DSLA Mortgage Loan Trust 2005-AR5 1-Month LIBORE + 175 bpF, due 8/19/45)[1]	August 19, 2045	4.500% Monthly	Specified amount upon credit event noticeB	$2,098	$60

RBS Greenwich (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	December 20, 2010	Specified amount upon credit event noticeC	3.200% Quarterly	19,300	755

RBS Greenwich (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	September 20, 2010	Specified amount upon credit event noticeC	5.750% Quarterly	7,500	573

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	June 20, 2010	Specified amount upon credit event noticeC	6.800% Quarterly	7,500	(1,004)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	June 20, 2010	Specified amount upon credit event noticeC	7.100% Quarterly	8,000	(1,008)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeC	7.700% Quarterly	12,500	(1,398)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	June 20, 2010	Specified amount upon credit event noticeC	8.400% Quarterly	12,500	(1,147)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeB	6.100% Quarterly	8,000	(1,243)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeC	6.630% Quarterly	19,600	(2,762)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeC	6.900% Quarterly	10,000	(1,336)

RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	September 20, 2010	Specified amount upon credit event noticeC	7.200% Quarterly	7,820	(981)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
RBS Greenwich (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	December 20, 2010	Specified amount upon credit event noticeC	8.950% Quarterly	$19,300	$(1,513)

RBS Greenwich (Harborview Mortgage Loan Trust 2005-12 1-Month LIBORE + 175 bpF, due 10/19/35)[1]	October 19, 2035	2.500% Monthly	Specified amount upon credit event noticeB	1,999	63

RBS Greenwich (IndyMac Index Mortgage Loan Trust 2005-AR18 1-Month LIBORE + 125 bpF, due 10/25/36)[1]	October 25, 2036	2.700% Monthly	Specified amount upon credit event noticeB	1,897	75

RBS Greenwich (Tenet Healthcare Corporation, 6.375%, due 12/1/11)[1]	September 20, 2010	Specified amount upon credit event noticeC	3.550% Quarterly	1,600	(5)

RBS Greenwich (Tenet Healthcare Corporation, 6.375%, due 12/1/11)[1]	September 20, 2010	Specified amount upon credit event noticeC	3.550% Quarterly	3,900	(13)

RBS Greenwich (Tenet Healthcare Corporation, 6.375%, due 12/1/11)[1]	September 20, 2010	Specified amount upon credit event noticeC	3.500% Quarterly	3,920	(20)

RBS Greenwich (Tenet Healthcare Corporation, 6.375%, due 12/1/11)[1]	September 20, 2010	Specified amount upon credit event noticeC	3.670% Quarterly	5,000	5

RBS Greenwich (Tenet Healthcare Corporation, 6.375%, due 12/1/11)[1]	December 20, 2010	Specified amount upon credit event noticeC	3.870% Quarterly	7,700	17

RBS Greenwich (Time Warner Inc., 6.875%, due 5/1/12)[1]	September 20, 2007	Specified amount upon credit event noticeC	0.470% Quarterly	5,000	3

RBS Greenwich (Time Warner Inc., 6.875%, due 5/1/12)[1]	December 20, 2010	Specified amount upon credit event noticeC	0.500% Quarterly	12,500	7

RBS Greenwich (Washington Mutual 2005-AR11 1-Month LIBORE + 120 bpF, due 8/25/45)[1]	August 25, 2045	2.550% Monthly	Specified amount upon credit event noticeB	830	23

RBS Greenwich (iBoxx CDX)[1]	December 20, 2010	Specified amount upon credit event noticeB	2.000% Quarterly	13,114	475

Annual Report to Shareholders

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
RBS Greenwich (iBoxx CDX)[1]	December 20, 2010	Specified amount upon credit event noticeB	2.000% Quarterly	$15,154	$288

RBS Greenwich (iBoxx Hi-Vol4)[1]	June 20, 2010	Specified amount upon credit event noticeB	0.900% Quarterly	17,700	189

RBS Greenwich (iBoxx Hi-Vol4)[1]	June 20, 2010	Specified amount upon credit event noticeB	0.900% Quarterly	38,500	309

RBS Greenwich (iBoxx Hi-Vol4)[1]	June 20, 2010	Specified amount upon credit event noticeB	0.900% Quarterly	50,000	327

The Goldman Sachs Group, Inc. (Eastman Kodak Company, 7.25%, due 11/15/13)[1]	March 20, 2015	Specified amount upon credit event noticeB	1.670% Quarterly	1,900	(149)

The Goldman Sachs Group, Inc. (Ford Motor Credit Company, 7.00%, due 10/1/13)[1]	June 20, 2010	Specified amount upon credit event noticeC	4.750% Quarterly	2,500	16

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	September 20, 2007	Specified amount upon credit event noticeB	4.900% Quarterly	10,000	257

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	June 20, 2010	Specified amount upon credit event noticeB	5.750% Quarterly	10,000	748

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	June 20, 2010	Specified amount upon credit event noticeB	5.950% Quarterly	500	41

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	June 20, 2010	Specified amount upon credit event noticeC	6.000% Quarterly	5,000	414

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 7.125%, due 7/15/13)[1]	June 20, 2010	Specified amount upon credit event noticeC	8.950% Quarterly	5,000	(387)

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 8.375%, due 7/15/33)[1]	September 20, 2010	Specified amount upon credit event noticeB	6.000% Quarterly	25,100	(3,967)

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Core Plus Bond Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 8.375%, due 7/15/33)[1]	December 20, 2010	Specified amount upon credit event noticeC	7.000% Quarterly	$42,500	$(5,652)

The Goldman Sachs Group, Inc. (iBoxx IG FIN 3)[1]	March 20, 2010	Specified amount upon credit event noticeB	0.500% Quarterly	7,500	44

The Goldman Sachs Group, Inc. (iBoxx IG FIN 3)[1]	March 20, 2015	Specified amount upon credit event noticeB	0.700% Quarterly	7,600	109

The Goldman Sachs Group, Inc. (iBoxx IG Hi-Vol3)[1]	March 20, 2010	Specified amount upon credit event noticeB	1.050% Quarterly	21,847	320

The Goldman Sachs Group, Inc. (iBoxx IG Hi-Vol3)[1]	March 20, 2010	Specified amount upon credit event noticeB	1.050% Quarterly	42,823	1,190

The Goldman Sachs Group, Inc. (iBoxx IG Hi-Vol4)[1]	June 20, 2010	Specified amount upon credit event noticeB	0.400% Quarterly	23,300	288

The Goldman Sachs Group, Inc. (iBoxx IG Hi-Vol4)[1]	June 20, 2010	Specified amount upon credit event noticeB	0.400% Quarterly	61,600	866

The Goldman Sachs Group, Inc. (iBoxx IG Hi-Vol4)[1]	June 20, 2010	Specified amount upon credit event noticeB	0.900% Quarterly	31,200	793

The Goldman Sachs Group, Inc. (iBoxx IG Hi-Vol4)[1]	June 20, 2010	Specified amount upon credit event noticeB	0.900% Quarterly	100,000	2,923

The Goldman Sachs Group, Inc. (iBoxx IG Hi-Vol4)[1]	June 20, 2010	Specified amount upon credit event noticeB	0.900% Quarterly	10,950	76

The Goldman Sachs Group, Inc. (iBoxx IG Hi-Vol4)[1]	June 20, 2010	Specified amount upon credit event noticeB	0.900% Quarterly	50,000	1,016

The Goldman Sachs Group, Inc. (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeB	4.000% Quarterly	2,912	206

The Goldman Sachs Group, Inc. (iBoxx HY 3)[1]	December 20, 2009	Specified amount upon credit event noticeB	4.000% Quarterly	977	59

Annual Report to Shareholders

Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
The Goldman Sachs Group, Inc. (iBoxx HY 3)[1]	December 20, 2009	4.000% Quarterly	Specified amount upon credit event noticeD	$5,922	$268

The Goldman Sachs Group, Inc. (iBoxx HY 4)[1]	June 20, 2010	Specified amount upon credit event noticeB	3.400% Quarterly	2,200	143

The Goldman Sachs Group, Inc. (iBoxx HY 5)[1]	December 20, 2010	Specified amount upon credit event noticeB	2.000% Quarterly	8,160	150

The Goldman Sachs Group, Inc. (iBoxx HY 5)[1]	December 20, 2010	Specified amount upon credit event noticeB	2.000% Quarterly	9,714	350

The Goldman Sachs Group, Inc.[2]	September 14, 2007	3-month LIBORE	3.215% Semi-annually	37,270	(1,070)

The Goldman Sachs Group, Inc.[2]	September 24, 2009	3.714% Semi-annually	3-month LIBORE	100,000	4,920

The Goldman Sachs Group, Inc.[2]	March 10, 2009	3-month LIBORE	4.360% Semi-annually	74,400	(1,286)

The Goldman Sachs Group, Inc.[2]	March 10, 2011	4.430% Semi-annually	3-month LIBORE	45,800	1,190

				$2,292,119	$(19,922)

Western Asset Inflation Indexed Bond Plus Portfolio
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG (iBoxx HY4)[1]	June 20, 2010	Specified amount upon credit event noticeB	3.600% Quarterly	$9,600	$435

JPMorgan Chase & Co. (Ford Motor Credit Company, 7.00%, due 8/15/12)[1]	June 20, 2010	Specified amount upon credit event noticeC	2.900% Quarterly	5,000	(264)

JPMorgan Chase & Co. (iBoxx IG Hi-Vol4)[1]	June 20, 2010	Specified amount upon credit event noticeB	0.900% Quarterly	11,700	165

Merrill Lynch & Co., Inc. (El Paso Corporation, 7%, due 5/15/11)[1]	June 20, 2010	Specified amount upon credit event noticeB	3.625% Quarterly	2,500	179

Merrill Lynch & Co., Inc. (Ford Motor Credit Company, 7.375%, due 10/28/09)[1]	June 20, 2010	Specified amount upon credit event noticeC	5.500% Quarterly	2,500	77

Annual Report to Shareholders

Notes to Financial Statements—Continued

Western Asset Inflation Indexed Bond Plus Portfolio—Continued
Agreement With:	Termination Date	The Fund Agrees to Pay	The Fund Will Receive	Contract Notional Amount	Unrealized Appreciation/ (Depreciation)
Merrill Lynch & Co., Inc. (General Motors Acceptance Corporation, 7.75%, due 1/19/10)[1]	March 20, 2007	Specified amount upon credit event noticeB	3.550% Quarterly	$5,000	$18

Merrill Lynch & Co., Inc. (iBoxx IG Hi-Vol4)[1]	June 20, 2010	Specified amount upon credit event noticeB	0.900% Quarterly	5,000	(9)

The Goldman Sachs Group, Inc. (Eastman Kodak Corporation, 7.25%, due 11/15/13)[1]	March 20, 2011	Specified amount upon credit event noticeC	2.570% Quarterly	4,800	49

The Goldman Sachs Group, Inc. (General Motors Acceptance Corporation, 6.875%, due 8/28/12)[1]	June 20, 2010	Specified amount upon credit event noticeC	4.500% Quarterly	7,500	256

The Goldman Sachs Group, Inc. (iBoxx IG Hi-Vol4)[1]	June 20, 2010	Specified amount upon credit event noticeB	0.900% Quarterly	9,500	43

				$63,100	$949

B	Upon bankruptcy or failure to make a scheduled interest payment, the Fund will pay $1,000.
C	Upon bankruptcy or failure to make a scheduled interest payment, the Fund will pay $1,000; upon default, the Fund will pay $10,000.
D	Upon bankruptcy or failure to make a scheduled interest payment, the Fund will receive $1,000.
E	As of March 31, 2006, the one- and three-month London Interbank Offered Rates were 4.83% and 5.00%, respectively.
F	100 basis points = 1%.

4. Securities Loaned:

Each Fund may lend its securities to approved brokers to earn additional income and will receive cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by each Fund’s lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of the loaned securities. At March 31, 2006, collateral for securities on loan by Core Plus and Inflation Indexed consisted of $1,696,920 and $137,477 in money market pooled accounts and U.S. government securities valued at $56,850 and $397, respectively.

5. Transactions With Affiliates:

Each Fund has a management agreement with Legg Mason Fund Adviser, Inc. (“LMFA”). Western Asset Management Company (“Western Asset”) is the investment adviser to Limited Duration, Intermediate, Intermediate Plus, Core, Core Plus, Inflation Indexed, and High Yield. Western Asset Management Company Limited (“WAML”) is the investment adviser to Non-U.S. and shares advisory responsibilities with Western Asset for Intermediate Plus, Core Plus and Inflation Indexed. Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund’s average daily net assets. LMFA, Western Asset and WAML have voluntarily agreed to waive their fees and reimburse the Funds to the extent each Fund’s expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates of each Fund’s average daily net assets. Western Asset and WAML have also agreed to waive their advisory fees (which are paid by LMFA, and not the Funds) in corresponding amounts. Any amounts waived or reimbursed in a particular fiscal year will be subject to repayment by a Fund to LMFA, Western Asset and WAML, to the extent that from time to time during the next three fiscal years the repayment will not

Annual Report to Shareholders

cause a Fund’s expenses to exceed the limit set forth by LMFA, Western Asset and WAML. The following chart shows annual rates of management fees, expense limits, management fees waived and potential fees which may be recaptured for each Fund.

Fund	Asset Breakpoint	Management Fee	Expense Limitation	Management Fees (Waived)/ Recaptured	Maximum Amount Subject to Recapture
Limited Duration	All asset levels	0.350%	0.40%	$(187)	$(339)

Intermediate	All asset levels	0.400%	0.45%	(104)	(314)

Intermediate Plus	All asset levels	0.400%	0.45%	(174)	(303)

Core
Institutional Class	Up to $500 million	0.450%	0.50%	—	—
	Next $500 million	0.425%
	In excess of $1 billion	0.400%

Financial Intermediary Class	Up to $500 million	0.450%	0.75%	—	(7)
	Next $500 million	0.425%
	In excess of $1 billion	0.400%

Core Plus
Institutional Class	Up to $500 million	0.450%	0.45%	171	(778)
	Next $500 million	0.425%
	In excess of $1 billion	0.400%

Financial Intermediary Class	Up to $500 million	0.450%	0.70%	3	—
	Next $500 million	0.425%
	In excess of $1 billion	0.400%

Inflation Indexed	All asset levels	0.200%	0.25%	(92)	(252)

High Yield	All asset levels	0.550%	0.65%	—	(156)

Non-U.S.	All asset levels	0.450%	0.55%	(153)	(436)

On December 1, 2005, Legg Mason Investor Services, LLC (“LMIS”) replaced Legg Mason Wood Walker, Inc. (“Legg Mason”) as the Funds’ distributor. The compensation agreements between each Fund and LMIS are identical to the previous arrangements between each Fund and Legg Mason. LMIS receives from each Fund an annual distribution fee of 0.25% of the average daily net assets of the Financial Intermediary Class of each Fund, computed daily and payable monthly.

LMFA, Western Asset, WAML and LMIS are wholly owned subsidiaries of Legg Mason, Inc.

6. Fund Share Transactions:

At March 31, 2006, there were 13.1 billion shares of common stock of the Corporation authorized at $.001 par value. Transactions in Fund shares were as follows:

	Sold		Reinvestment of Dividends		Repurchased		Net Change
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Limited Duration
—Institutional Class
Year Ended Mar. 31, 2006	8,501	$84,143	270	$2,657	(4,989)	$(49,138)	3,782	$37,662
Year Ended Mar. 31, 2005	2,314	23,070	95	942	(1,220)	(12,193)	1,189	11,819

Annual Report to Shareholders

Notes to Financial Statements—Continued

	Sold		Reinvestment of Dividends		Repurchased		Net Change
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Intermediate
—Institutional Class
Year Ended Mar. 31, 2006	21,900	$228,223	3,348	$34,866	(15,656)	$(162,436)	9,592	$100,653
Year Ended Mar. 31, 2005	15,429	163,649	3,396	35,624	(9,292)	(98,232)	9,533	101,041

Intermediate Plus
—Institutional Class
Year Ended Mar. 31, 2006	3,608	$35,668	194	$1,917	(748)	$(7,371)	3,054	$30,214
Year Ended Mar. 31, 2005	4,511	45,012	54	531	(442)	(4,340)	4,123	41,203

Core
—Institutional Class
Year Ended Mar. 31, 2006	130,793	$1,480,041	14,372	$162,380	(51,441)	$(582,015)	93,724	$1,060,406
Year Ended Mar. 31, 2005	130,619	1,488,655	12,384	139,680	(37,948)	(433,066)	105,055	1,195,269

—Financial Intermediary Class
Year Ended Mar. 31, 2006	15,127	$171,088	1,215	$13,731	(7,204)	$(81,179)	9,138	$103,640
Year Ended Mar. 31, 2005	16,894	192,947	746	8,418	(4,423)	(50,544)	13,217	150,821

Core Plus
—Institutional Class
Year Ended Mar. 31, 2006	296,675	$3,113,891	25,658	$268,904	(82,917)	$(866,842)	239,416	$2,515,953
Year Ended Mar. 31, 2005	178,983	1,885,071	18,064	188,984	(69,914)	(735,370)	127,133	1,338,685

—Financial Intermediary Class
Year Ended Mar. 31, 2006	36,104	$378,970	1,537	$16,071	(6,683)	$(69,850)	30,958	$325,191
Year Ended Mar. 31, 2005	19,384	205,763	286	3,027	(2,163)	(23,011)	17,507	185,779

Inflation Indexed
—Institutional Class
Year Ended Mar. 31, 2006	8,808	$91,926	2,501	$26,549	(1,335)	$(14,411)	9,974	$104,064
Year Ended Mar. 31, 2005	11,379	121,575	2,469	25,781	(1,683)	(18,165)	12,165	129,191

High Yield
—Institutional Class
Year Ended Mar. 31, 2006	22,272	$227,228	3,705	$37,311	(7,754)	$(78,717)	18,223	$185,822
Year Ended Mar. 31, 2005	29,305	305,054	2,049	21,159	(10,290)	(109,064)	21,064	217,149

Non-U.S.
—Institutional Class
Year Ended Mar. 31, 2006	2,472	$24,939	1,316	$12,870	(2,480)	$(27,754)	1,308	$10,055
Year Ended Mar. 31, 2005	760	8,175	285	2,869	(2,151)	(23,757)	(1,106)	(12,713)

Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Western Asset Funds, Inc. and Shareholders of Western Asset Limited Duration Bond Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio, Western Asset High Yield Portfolio, and Western Asset Non-U.S. Opportunity Bond Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Limited Duration Bond Portfolio, Western Asset Intermediate Bond Portfolio, Western Asset Intermediate Plus Bond Portfolio, Western Asset Core Bond Portfolio, Western Asset Core Plus Bond Portfolio, Western Asset Inflation Indexed Plus Bond Portfolio, Western Asset High Yield Portfolio, and Western Asset Non-U.S. Opportunity Bond Portfolio (eight Portfolios comprising Western Asset Funds, Inc., hereafter referred to as the “Funds”) at March 31, 2006, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2006, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

May 19, 2006

Annual Report to Shareholders

Directors and Officers (as of May 9, 2006)

The table below provides information about each of the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Western Asset and its affiliates. Unless otherwise noted, the mailing address of each director and officer is 385 East Colorado Boulevard, Pasadena, California 91101.

Name and Year of Birth	Position(s) Held With Corporation	Term of Office and Length of Time ServedA	Number of Portfolios Overseen in the Fund ComplexB	Other Directorships HeldC	Principal Occupation(s) During the Past Five Years
Independent Directors:
Ronald J. Arnault 1943	Director	Since 1997	14	None	Retired.
John E. Bryson 1943	Director	Since 1998	12	The Boeing Company and the Walt Disney Company	Chairman and CEO, Edison International (electric power generator, distributor and structured finance provider) (1990-present); Chairman of Southern California Edison Company (1990-1999 and 2003-present).
Anita L. DeFrantz 1952	Director	Since 1998	14	OBN Holdings, Inc.	President (1987-present) and Director (1990-present), Amateur Athletic Foundation of Los Angeles; President and Director, Kids in Sports (1994-present); Member, International Olympic Committee (1986-present).
William E.B. Siart 1946	Director	Since 1997	14	None	Chairman, Walt Disney Concert Hall, Inc. (1998-present); Chairman, Excellent Education Development (2000-present).
Louis A. Simpson 1936	Director	Since 1994	14	Verision, Inc.	President and CEO, Capital Operations of GEICO Corporation (1993-present).
Jaynie Miller Studenmund 1954	Director	Since 2004	14	aQuantive Inc.	Director, eHarmony.com, Inc. (2005-present); Chief Operating Officer, Overture Services, Inc. (2001-2004); President and Chief Operating Officer, Paymybills.com (2000-2001).
Interested Director:
Ronald L. OlsonD 1941	Director	Since 2005	14	Edison International, City National Corporation, The Washington Post Company and Berkshire Hathaway, Inc.	Senior Partner of Munger, Tolles & Olson International (a law partnership) (1968-present).
Executive Officers:E
James W. Hirschmann III 1960	President	Since 1999	N/A	N/A	President, Legg Mason, Inc. (2006-present); Director (1999-present), and President and CEO (1999-2006), Western Asset; Director, WAML (1999-present); President, Western Asset Income Fund (1999-present) and Western Asset Premier Bond Fund (2001-present).
D. Daniel Fleet 1957	Vice President	Since 2006	N/A	N/A	President and CEO, Western Asset (2006-present); Director of Risk Management, Western Asset (1999-2006).

Annual Report to Shareholders

Name and Year of Birth	Position(s) Held With Corporation	Term of Office and Length of Time ServedA	Number of Portfolios Overseen in the Fund ComplexB	Other Directorships HeldC	Principal Occupation(s) During the Past Five Years
Gavin L. James 1960	Vice President	Since 2001	N/A	N/A	Director, Global Client Services and Marketing, Western Asset (1998-present).
S. Kenneth Leech 1954	Vice President	Since 1990	N/A	N/A	Chief Investment Officer, Western Asset (1998-present); Vice President, Western Asset Income Fund (1998-present) and Western Asset Premier Bond Fund (2001-present).
Stephen A. Walsh 1958	Vice President	Since 1994	N/A	N/A	Deputy Chief Investment Officer, Western Asset (2000-present); Vice President of Western Asset Income Fund (1999-present).
Susanne D. Wilson 1961 100 Light Street Baltimore, MD 21202	Vice President	Since 1998	N/A	N/A	Vice President of Legg Mason & Co., LLC (2005-present); Vice President of Legg Mason Wood Walker, Incorporated (1998-2005).
Marie K. Karpinski 1949 100 Light Street Baltimore, MD 21202	Principal Financial and Accounting Officer	Since 1990	N/A	N/A	Vice President, Legg Mason & Co., LLC (2005-present); Vice President, Legg Mason Wood Walker, Incorporated (1992-2005); Vice President (1986-present), Treasurer (1986-2006) and Chief Financial Officer (2006-present) of all Legg Mason retail funds, open-end investment companies; Treasurer and Principal Financial and Accounting Officer of Western Asset Income Fund (2001-2006 and 2001-present, respectively), Western Asset Premier Bond Fund (2001-2006 and 2001-present, respectively), Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2003-present) and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present); Treasurer of the Corporation (1999-2006).
Erin K. Morris 1966 100 Light Street Baltimore, MD 21202	Treasurer	Since 2006	N/A	N/A	Assistant Vice President and Manager, Funds Accounting, Legg Mason & Co., LLC (2005-present); Assistant Vice President (2002-2005) and Manager, Funds Accounting (2000-2005), of Legg Mason Wood Walker, Incorporated; Treasurer of Legg Mason Income Trust, Inc. and Legg Mason Tax-Free Income Fund (2006-present); Assistant Treasurer of the Corporation (2001-2006), Western Asset Income Fund (2001-2006), Western Asset Premier Bond Fund (2001-2006), Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2003-present), Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present), Legg Mason Income Trust, Inc. (2001-2006) and Legg Mason Tax-Free Income Fund (2001-2006).

Annual Report to Shareholders

Directors and Officers—Continued

Name and Year of Birth	Position(s) Held With Corporation	Term of Office and Length of Time ServedA	Number of Portfolios Overseen in the Fund ComplexB	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Amy M. Olmert 1963 100 Light Street Baltimore, MD 21202	Chief Compliance Officer	Since 2004	N/A	N/A	Senior Vice President of Legg Mason, Inc. (2004-present); Vice President and Chief Compliance Officer of all Legg Mason retail funds (open-end investment companies) (2004-present) and Legg Mason Charles Street Trust, Inc. (open-end investment company) (2004-present); Chief Compliance Officer of Western Asset Income Fund, Western Asset Premier Bond Fund, Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present). Formerly: Director (2000-2003) and Managing Director, (2003-2004) Deutsche Asset Management.
Lisa G. Mrozek 1962	Secretary	Since 1999	N/A	N/A	Senior Compliance Officer, Western Asset (1999-present); Secretary of Western Asset Income Fund (1999-present) and Western Asset Premier Bond Fund (2001-present).
A	Directors of the Corporation serve a term of indefinite length until their successors are elected and qualified, or until their earlier death, resignation or removal, and generally stand for re-election by stockholders only as and when required by the Investment Company Act of 1940, as amended (the “1940 Act”). Officers serve one-year terms, subject to annual reappointment by the Board of Directors.
B	In addition to overseeing the twelve portfolios of the Corporation, each Director except Mr. Bryson also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Corporation.
C	Includes directorships with public companies and registered investment companies.
D	Mr. Olson is an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Corporation because his law firm has provided legal services to the Corporation’s investment adviser, Western Asset.
E	Officers of the Corporation are interested persons (as defined above) of the Corporation.

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S

DIRECTORS AND OFFICERS IS CONTAINED IN THE

CORPORATION’S STATEMENT OF ADDITIONAL INFORMATION,

AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING

1-888-425-6432, OR ON THE SECURITIES AND EXCHANGE

COMMISSION WEBSITE (http://www.sec.gov).

Annual Report to Shareholders

Board Consideration of the Management and Advisory Agreements

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreements between the Corporation and LMFA, the Investment Advisory Agreements between LMFA and Western Asset and the Investment Advisory Agreements between LMFA and WAML (collectively, the “Agreements”) with respect to each Portfolio at meetings held on September 13, 2005, October 24, 2005 and November 8, 2005. At a subsequent meeting held on November 8, 2005, the Executive and Contracts Committee reported to the full Board of Directors their considerations with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset and WAML (together, the “Advisers”), including relevant investment advisory personnel as well as representatives of LMFA; reviewed a variety of information prepared by LMFA and the Advisers and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; and reviewed performance and expense information for peer groups of comparable funds selected and prepared by Lipper, and certain other comparable products available from Western Asset. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Portfolios’ performance and other relevant matters, and related discussions with the Advisers’ personnel.

As part of their review, the Directors examined the Advisers’ ability to provide high quality investment management services to the Portfolios. The Directors considered the investment philosophy and research and decision-making processes of each Adviser; the experience of its key advisory personnel responsible for management of the Portfolios; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage each Portfolio. In addition, the Directors reviewed the quality of LMFA and Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Portfolios; the pending acquisition of Citigroup Asset Management by Legg Mason, Inc., the parent company of the Advisers and LMFA, and the impact such acquisition may have on the Advisers and LMFA; the nature and quality of certain administrative services LMFA is responsible for providing to the Portfolios; and conditions that might affect LMFA or an Adviser’s ability to provide high quality services to the Portfolios in the future under the Agreements, including LMFA and each Adviser’s business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Portfolios given their respective investment objectives and policies, and that LMFA and each of the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Portfolios, the Directors also reviewed comparisons of the performance of the Portfolios to the performance of certain comparable funds in their respective peer groups and to their respective investment benchmarks over one-, three-, five- and ten-year periods (as applicable). With respect to each of the Portfolios, the Directors discussed the factors involved in its performance relative to the performance of its investment benchmark and peer groups. In that connection, the Directors noted that the performance of the Portfolios over most of the periods was above the average of their respective peer groups, except with respect to the Inflation Indexed Plus Bond, High Yield and Non-U.S. Opportunity Bond Portfolios, which did not outperform all of their respective peer groups for all periods reviewed. With respect to the Inflation Indexed Plus Bond Portfolio, management noted that the Portfolio’s investment guidelines had been amended in May to allow the Portfolio to utilize new investments, including credit default swaps, emerging market and high yield debt instruments, in an effort to enhance performance. With respect to the High Yield Portfolio, management noted that Western Asset had recently hired a new leader for the high yield investment team and that the Portfolio’s performance had improved following such hire. With respect to the Non-U.S. Opportunity Bond Portfolio, management stated that it was important to note that the Portfolio was used primarily by the Advisers’ separate account clients desiring non-U.S. exposure in an investment company vehicle, and that, as a result, the Portfolio was not managed against a benchmark.

The Directors also gave substantial consideration to the management fees and total expenses payable by the Portfolios. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that the management fees paid by the each of the Portfolios other than the Core Bond, Core Plus Bond and High Yield Portfolios were below the average of their respective peer groups. With respect to the Core Bond, Core Plus Bond and High Yield Portfolios, the Directors observed that, like the other Portfolios, total expenses were below the average of their respective peer groups. The Directors noted that the management fees paid by the Portfolios were generally higher than the fees paid by clients of the Advisers for

Annual Report to Shareholders

Board Consideration of the Management and Advisory Agreements—Continued

accounts with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Portfolios were also relatively higher. In light of these differences, the Directors concluded that the differences in management fees were reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMFA and the Advisers, including, among others, the profitability of the Portfolios to LMFA and the Advisers; the direct and indirect benefits that LMFA and each Adviser may receive from its relationship with the Portfolios, including any so-called “fallout benefits” to LMFA or the Advisers, such as reputational value derived from serving as investment manager or adviser; and the affiliations between LMFA, the Advisers and certain service providers for the Portfolios. In that connection, the Directors concluded that LMFA and each Adviser’s profitability was consistent with levels of profitability that had been determined by courts not to be “excessive.”

Finally, the Directors considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Portfolios grow. They further concluded that, where a Portfolio’s assets were currently at a level at which the Advisers potentially may realize economies of scale from any future growth in the Portfolio, fee breakpoints had been implemented to capture a portion of any economies of scale for the benefit of the Portfolio’s shareholders.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who are independent of LMFA and the Advisers within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by each Adviser; that the fees to be paid to the Advisers and LMFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by the Advisers and LMFA; and that approval of the Agreements was in the best interest of the Corporation and its shareholders.

Annual Report to Shareholders

Privacy Policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment.

From time to time, we may collect a variety of personal information about you, including:

•	Information we receive from you on applications and forms, via the telephone, and through our websites;

•	Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•	Information we receive from consumer reporting agencies.

We do not disclose your nonpublic personal information, except as permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions. We may also provide this information to companies that perform services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. We will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

This notice is being provided on behalf of:

Western Asset Funds, Inc.

Western Asset Funds, Inc.

The Board of Directors

William E. B. Siart, Chairman

Ronald J. Arnault

John E. Bryson

Anita L. DeFrantz

Ronald L. Olson

Louis A. Simpson

Jaynie Miller Studenmund

Officers

James W. Hirschmann, President

D. Daniel Fleet, Vice President

Gavin L. James, Vice President

S. Kenneth Leech, Vice President

Stephen A. Walsh, Vice President

Susanne D. Wilson, Vice President

Marie K. Karpinski, Principal Financial and Accounting Officer

Erin K. Morris, Treasurer

Amy M. Olmert, Chief Compliance Officer

Lisa G. Mrozek, Secretary

Investment Manager

Legg Mason Fund Adviser, Inc.

P.O. Box 17635

Baltimore, Maryland 21297-1635

Investment Advisers

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, California 91101

Western Asset Management Company Limited

10 Exchange Square

London, England EC2A2EN

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

66 Brooks Drive

Braintree, Massachusetts 02184

Custodian

State Street Bank & Trust Company

P.O Box 1031

Boston, Massachusetts 02103

Counsel

Ropes & Gray LLP

45 Rockefeller Plaza

New York, New York 10111

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

250 West Pratt Street

Baltimore, Maryland 21201

Information about the policies and procedures that each Fund uses to determine how to vote proxies relating to each Fund’s portfolio securities is contained in the Statement of Additional Information, available upon request without charge by calling 1-888-425-6432 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or without charge through www.westernassetfunds.com.

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the Securities and Exchange Commission’s (“SEC) website (http://www.sec.gov) and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Quarterly portfolio holdings are also available upon request by calling 1-888-425-6432 or at www.westernassetfunds.com.

You should consider a fund’s investment objectives, risks, charges, and expenses carefully before investing. For a prospectus, which contains this and other information on any fund, call 1-888-425-6432 or visit www.westernassetfunds.com. Please read the prospectus carefully before investing.

This report is not to be distributed unless preceded or accompanied by a prospectus.

Legg Mason Investor Services, LLC, Distributor

Item 2 – Code of Ethics

(a)	Western Asset Funds, Inc. (the “Registrant”) has adopted a Code of Ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s Principal Executive, Financial and Accounting Officers a copy of which is attached as an exhibit to this Form N-CSR.

(b)	Omitted.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	Omitted.

Item 3 – Audit Committee Financial Expert

The Audit Committee of the Registrant’s Board of Directors is comprised solely of Directors who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the “Regulations”)). In addition, the Board of Directors of the Registrant has determined that Mr. Ronald J. Arnault qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of his pertinent experience, knowledge and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit Committee and the Board of Directors in absence of such designation or identification.

Item 4 – Principal Accountant Fees and Services

(a)	Audit Fees

Fiscal Year Ended March 31, 2005 - $246,100

Fiscal Year Ended March 31, 2006 - $266,650

(b)	Audit-Related Fees

Fiscal Year Ended March 31, 2005 - $20,000

Fiscal Year Ended March 31, 2006 - $20,000

Services include interim audit security pricing.

PricewaterhouseCoopers LLP did not bill fees for audit-related services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s year ended March 31, 2005. PricewaterhouseCoopers LLP billed fees in the amount of $127,460 for non-audit services that required pre-approval by the Audit Committee pursuant to paragraph (C)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s fiscal year ended March 31, 2006.

PricewaterhouseCoopers LLP conducted a SAS 70 audit to review and test operating effectiveness of controls placed in operation for Western Asset Management Company.

(c)	Tax Fees.

Fiscal Year Ended March 31, 2005 - $8,000

Fiscal Year Ended March 31, 2006 - $8,400

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

PricewaterhouseCoopers LLP did not bill fees for tax services that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during each of the last two fiscal years by PricewaterhouseCoopers LLP that were not disclosed in Items 4(a), (b) or (c) above.

PricewaterhouseCoopers LLP did not bill fees for services not included in Items 4(a), (b) or (c) above that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee has determined that all work performed for the Registrant by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures.

	(2)	None

PricewaterhouseCoopers LLP did not bill fees for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	Not applicable.

(g)	Non-Audit Fees

Fiscal Year Ended March 31, 2005 - $302,596

Fiscal Year Ended March 31, 2006 - $548,660

(h)	The Audit Committee of the Registrant has considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser and that were not pre-approved by the Audit Committee are compatible with maintaining the principal accountant’s independence.

Item 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the annual report to shareholders contained in Item 1 hereof.

Item 7 – Disclosure of Proxy Voting Policies and Procedures

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

Item 11 – Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12 – Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	Code of Ethics subject to disclosure required by Item 2 – filed as an exhibit hereto.

(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 – filed as an exhibit hereto.

(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 – filed as an exhibit hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/s/ James W. Hirschmann
James W. Hirschmann
President
Western Asset Funds, Inc.

Date:	June 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James W. Hirschmann
James W. Hirschmann
President
Western Asset Funds, Inc.

Date:	June 5, 2006

By:	/s/ Marie K. Karpinski
Marie K. Karpinski
Treasurer and Principal Financial and Accounting Officer
Western Asset Funds, Inc.

Date:	June 1, 2006